As filed with the Securities and Exchange Commission on May 1, 2008 Registration No. 333-44723 File No. 811-9044 ______________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 28

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One National Life Drive
Montpelier, Vermont 05604
(802) 229-7410
_______________________________

D. Russell Morgan
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
(name and complete address of agent for service)
_______________________________

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2404
_______________________________

It is proposed that this filing will become effective:

_X_	immediately upon filing pursuant to paragraph (b)
	on	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of Rule 485
__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Survivorship Variable Universal Life Account under individual flexible premium variable universal life policies

SENTINEL ESTATE PROVIDER P R O S P E C T U S Dated May 1, 2008

National Life Insurance Company National Variable Life Insurance Account

Home Office: National Life Drive, Montpelier, Vermont 05604 Telephone: (800) 732-8939

This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company (“National Life”). This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable
Life Insurance Account, a Variable Account of National Life, or to the Fixed Account, or a combination of the two.
The Fixed Account pays interest at a guaranteed rate of at least 4%. The Variable Account has several Subaccounts.
Each Subaccount buys shares of a specific fund portfolio. Currently the available funds are:

Sentinel Asset Management,	A I M Advisors, Inc.	Fred Alger Management,	American Century
Inc.		Inc.	Investment Management,
Inc. and American Century
Global Investment
Management, Inc.
Sentinel Variable Products Trust	AIM Variable Insurance Funds	Alger American Fund	American Century Variable
Balanced	V. I. Dynamics	Capital Appreciation(formerly	Portfolios, Inc.
Bond	V. I. Global Health Care	Leveraged AllCap)	VP Income & Growth
Common Stock	V. I. Technology	Growth[1]	VP Inflation Protection
Mid Cap Growth		SmallCap Growth (formerly	VP International
Money Market		Small Capitalization)	VP Ultra®
Small Company			VP Value
VP Vista SM
Deutsche Investment	The Dreyfus Corporation	Fidelity Management &	Franklin Templeton
Management Americas Inc.		Research Company	Investments
DWS Variable Series II	Dreyfus Variable Investment	Fidelity® Variable Insurance	Franklin Templeton Variable
DWS Dreman High Return	Fund	Products	Insurance Products Trust
Equity VIP	VIF Appreciation	Contrafund®	Foreign Securities Fund
DWS Dreman Small Mid Cap	VIF Developing Leaders	Equity-Income	Global Real Estate Fund
Value VIP	VIF Quality Bond	Growth	Mutual Shares Securities
		High Income	Fund
	Dreyfus Socially Responsible	Index 500	Small Cap Value Securities
	Growth Fund, Inc.	Investment Grade Bond	Fund
		Mid Cap	Small-Midcap Growth
		Overseas	Securities Fund
J.P. Morgan Investment	Neuberger Berman	T. Rowe Price Associates,	Wells Fargo Funds
Management Inc.	Management, Inc.	Inc.	Management, LLC

J.P. Morgan Series Trust II	Neuberger Berman Advisers	T. Rowe Price Equity Series,	Wells Fargo Variable Trust
International Equity	Management Trust	Inc.	VT Discovery
Small Company	Lehman Brothers Short	Blue Chip Growth II	VT Opportunity
	Duration Bond Portfolio	Equity Income II
	(formerly, Limited Maturity	Health Sciences II
Bond Portfolio)
Mid-Cap Growth Portfolio
Partners Portfolio
Small Cap Growth Portfolio
(formerly Fasciano Portfolio)

[1] Effective July 1, 2008, the Alger American Growth Portfolio will change its name to Alger American LargeCap Growth Portfolio.

The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

All life insurance policies sold starting January 1, 2009 will be required by state insurance laws to use the 2001 CSO
Mortality Table instead of the 1980 CSO Mortality Table as the basis for maximum mortality charges. In addition, all applicable factors used to comply with IRC 7702 will be expected to be revised based on the new 2001 CSO
Mortality Table. Therefore, beginning January 1, 2009, Sentinel Estate Provider may no longer be offered to new owners. National Life Insurance Company has no current plans to terminate existing coverage under Estate Provider and plans to continue administration of all in force Sentinel Estate Provider policies.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Possible Charges for National Life’s Taxes	52
LEGAL MATTERS	52
DISTRIBUTION OF THE POLICIES	52
OTHER POLICY PROVISIONS	53
FINANCIAL STATEMENTS	54
GLOSSARY	55
Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
Appendix B: Joint Age Calculation	B-1
Appendix C: New York Surrender Charge Information	C-1
Appendix D: Overloan Protection Rider	D-1
Appendix E: Statement of Additional Information Table of Contents	E-1

The policy may not be available in all states and its terms may vary by state. This prospectus does not offer the policy in any state in which we may not legally offer the policy. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Survivorship Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B.
You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

  Face Amount; or
  the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

  the Face Amount plus the Accumulated Value; or
  the Accumulated Value multiplied by the same factor that applies to option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy - Basic Coverage and additional coverage. See “Death Benefit.” Changing the Face Amount or Death Benefit option may have tax consequences.

· You may add additional insurance and other benefits to your Policy by rider. Please see “Optional
Benefits”, below, for a description of the optional benefits that we offer.

· You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.
They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash
Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value. However:

· You must withdraw at least $500;

1

· You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;
· You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.
· We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.
You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender
Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.
Surrendering your Policy may have tax consequences.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the
Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned
Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the
Fixed Account in any Policy Year.

We offer all Owners the opportunity to participate in “Illuminations”. Under this investment advisory program,
National Life has arranged for FundQuest, Inc., a registered investment adviser firm which is independent of
National Life, to provide an investment advisory service under which FundQuest, Inc. maintains an allocation of the
Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. The Illuminations investment advisory service is available without charge to
Owners.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated
Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated
Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to lapse. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund’s portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See “Disruptive Trading”
below.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the
Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-
day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Cumulative Guarantee Premium;
(2) if you purchase the guaranteed death benefit rider, subject to certain conditions, or (3) if you elect and exercise the overloan protection rider, subject to certain conditions.

2

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment
Contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10%
penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a
MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed Policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-
related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 10 Policy Years after the
Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic
Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your
Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a
Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and
this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness.
Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

3

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the
Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the
Variable Account and the Fixed Account.

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Premium Expense	Upon receipt of	3.4% of each premium payment	3.4% of each premium payment
Charge - premium tax	each premium
portion	payment
Premium Expense	Upon receipt of	7.0% of the premium up to the	During the first 10 Policy Years: a
Charge - distribution	each premium	Target Premium[1], and 5.0% of	deduction of 7.0% of the premium
portion	payment	premium in excess of Target	up to the Target Premium[1], and
		Premium	4.0% of premium in excess of
Target Premium
After the first 10 Policy Years:
4.0% of all premiums
Surrender Charge	Upon surrender or
lapse of the Policy
during the first 10
Policy Years or
during the 10
years following an
increase in Basic
Coverage
Minimum and		$2.40 to $50.00 per $1000 of	$2.40 to $50.00 per $1000 of initial
Maximum Charge[2]		initial or increased Basic	or increased Basic Coverage
Coverage

Charge for a male		$10.00 per $1000 of Basic	$10.00 per $1000 of Basic
insured age 55		Coverage	Coverage
standard nonsmoker
and female insured age
50, preferred
nonsmoker
Withdrawal Fees	Upon making a	Lesser of 2% of amount	Lesser of 2% of amounts withdrawn
	Withdrawal	withdrawn or $25	or $25

Transfer Fees	Upon transfer	$25 per transfer in excess of 12	None
transfers in any one Policy Year

4

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Loan Interest Spread[3]	At the end of each	2% annually of amount held as	1.3% annually of amount held as
	Policy year or	Collateral	Collateral
upon death,
surrender or lapse,
if earlier
Projection Report	When report	$25 maximum in New York; no	$25
Charge	requested	guaranteed maximum
elsewhere

[1] The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each
Policy and is discussed in Appendix B to this Prospectus.
[2]The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender
Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your
Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.
[3] The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Cost of Insurance:[1]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.00004 to $58.01 per	$0.00001 to $18.48 per $1000 of
Charge[2]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.0043 per $1000 of	$0.0043 per $1000 of Net
age 55, standard		Net Amount at Risk per	Amount at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1

5

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Variable Account Charge	On the Date of Issue	Annual rate of 0.90% of	During the first 10 Policy Years
	of the Policy and on	the Accumulated Value	(in all cases, percentages are of
	each Monthly Policy	in the Variable Account	the Accumulated Value in the
	Date		variable Account):
Policies with Basic Coverage less
than $1 million: 0.90%
Policies with Basic Coverage
from $1 million to $3 million:
0.80%Policies with Basic
Coverage of $3 million or more:
0.75%

During the first 10 Policy Years:
Policies with Basic Coverage less
than $1 million: 0.35%
Policies with Basic Coverage
from $1 million to $3 million:
0.30%

Policies with Basic Coverage of
$3 million or more: 0.25%
Monthly Administrative	On the Date of Issue
Charge[3]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$15.00 per month, plus	$7.50 per month to $15.00 per
Charge[4]		from $0.08 to $0.09 per	month plus $0.09 per $1000 of
		$1000 of Basic Coverage	Basic Coverage

Charge for a male insured		$15.00 per month, plus	$15.00 per month, plus $0.08 per
age 55, standard		$0.08 per $1000 of Basic	$1000 of Basic Coverage
nonsmoker and female		Coverage
insured age 50 preferred
nonsmoker, Policy Year 1
Charges for Optional
Benefits:
Additional Protection	On the Date of Issue
Benefit[1]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.013 to $64.20 per	$0.00001 to $18.48 per $1000 of
Charge[5]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.017 per $1000 of Net	$0.017 per $1000 of Net Amount
age 55, standard		Amount at Risk per	at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1
Policy Split Option	At the time the split	$200	$200
option is exercised

6

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Estate Preservation Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.013 to $20.18 per	$0.01254 to $15.15 per month per
Charge[6]		month per $1000 of net	$1000 of net amount of the
		amount of the increase in	increase in Death Benefit
		Death Benefit provided	provided by the rider
by the rider

Charge for a male insured		$0.017 per month per	$0.017 per month per $1000 of
age 55, standard		$1000 of net amount of	net amount of the increase in
nonsmoker and female		the increase in Death	Death Benefit provided by the
insured age 50 preferred		Benefit provided by the	rider
nonsmoker, Policy Year 1		rider
Term Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.088 to $8.24 per	$0.018 to $8.24 per month per
Charge[7]		month per $1000 of the	$1000 of the term insurance
		term insurance coverage	coverage provided by the rider
provided by the rider

Charge for a male insured		$0.87 per month per	$0.137 per month per $1000 of
age 55 standard		$1000 of net amount of	net amount of the term insurance
nonsmoker, Policy Year 1		the term insurance	coverage provided by the rider
coverage provided by the
rider
Guaranteed Death Benefit	On the Date of Issue	$0.01 per $1000 of Face	$0.01 per $1000 of Face Amount
	of the Policy and on	Amount per month	per month
each Monthly Policy
Date thereafter
Continuing Coverage Rider	On the Date of Issue	$3.50 per $1000 of Net	$2.50 per $1000 of Net Amount
	of the Policy and on	Amount at Risk per	at Risk per month
	each Monthly Policy	month
Date
Enhanced Death Benefit
Rider[8]		None	None

Automatic Increase Rider[8]	On the Date of Issue	None	None
of the Policy and on
each Monthly Policy
Date

Overloan Protection Rider	At the time of exercise	0%-5% of Accumulated	0%-5% of Accumulated Value
Value

[1] Cost of insurance charges vary based on each Insured’s Issue Age, sex, Rate Class, the coverage’s Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or additional coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated
Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

7

[2] The minimum guaranteed charge is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year
1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, male preferred smoker, in Policy Year 80.
[3] The charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.
[4]The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.
[5] The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge occurs for most male/male combinations at the younger insured’s attained age 99; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, male preferred smoker, in Policy Year 80.
[6] The minimum guaranteed and current charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the maximum guaranteed and current charge applies to two male nonsmoker Insureds, both issue age 90, in Policy Year 4.
[7] The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in
Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.
[8] There is no cost for the Enhanced Death Benefit Rider or the automatic increase rider. However, to the extent either rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the cost of insurance charges will be commensurately higher.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2007. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from
fund assets, including management fee, distribution and/or service 12b-1 fees, and	0.10%	1.89%
other expenses).

Fund		Management	12b-1	Other	Gross	Waivers,	Net Total
		Fee	Fees[2]	Expenses	Total	Reimbursements,	Annual
					Annual	and Recoupment	Expenses[3]
					Expenses[3]
Sentinel VPT
	Balanced Fund	0.55%	0.00%	0.36%	0.91%	0.00%	0.91%
	Bond Fund	0.40%	0.00%	0.36%	0.76%	0.00%	0.76%
	Common Stock Fund	0.37%	0.00%	0.29%	0.66%	0.00%	0.66%
	Mid Cap Growth Fund	0.48%	0.00%	0.36%	0.84%	0.00%	0.84%
	Money Market Fund	0.25%	0.00%	0.37%	0.62%	0.00%	0.62%
	Small Company Fund	0.39%	0.00%	0.31%	0.70%	0.00%	0.70%
AIM V.I.
	Dynamics Fund - Series I	0.75%	0.00%	0.36%	1.11%[5]	0.00%	1.11%[5]

8

Shares

Global Health Care Fund-Series I Shares	0.75%	0.00%	0.33%[4]	1.08%[5]	0.00%	1.08%[5]
Technology Fund- Series I Shares	0.75%	0.00%	0.36%[4]	1.11%[5]	0.00%	1.11%[5]
Alger American
Capital Appreciation Portfolio - Class O Shares[22]	0.81%	0.00%	0.16%	0.97%[6]	0.04%	0.93%[6]
Growth Portfolio - Class O Shares[22]	0.71%	0.00%	0.12%	0.83%	0.00%	0.83%
SmallCap Growth
Portfolio - Class O Shares[22]	0.81%	0.00%	0.15%	0.96%	0.00%	0.96%
American Century VP
Income & Growth Fund - Class I	0.70%[7]	0.00%	0.01%	0.71%	0.00%	0.71%
Inflation Protection Fund - Class I	0.49%[7]	0.00%	0.01%	0.50%	0.00%	0.50%
International Fund - Class I	1.20%[7]	0.00%	0.01%	1.21%	0.00%	1.21%
Ultra® Fund - Class I	1.00%[7]	0.00%	0.01%	1.01%	0.00%	1.01%
Value Fund - Class I	0.93%[7]	0.00%	0.01%	0.94%	0.00%	0.94%
Vista SM Fund - Class I	1.00%[7]	0.00%	0.01%	1.01%	0.00%	1.01%
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.05%	0.80%	0.00%	0.80%
VIF Developing Leaders Portfolio - Initial Shares	0.75%	0.00%	0.06%	0.81%	0.00%	0.81%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.12%	0.77%	0.00%	0.77%
Dreyfus Socially Responsible Growth
Fund - Initial Shares	0.75%	0.00%	0.07%	0.82%	0.00%	0.82%
Fidelity® VIP
Contrafund® Portfolio -Initial Class	0.56%	0.00%	0.09%	0.65%[8]	0.00%	0.65%[8]
Equity-Income Portfolio - Initial Class	0.46%	0.00%	0.09%	0.55%[8]	0.00%	0.55%[8]
Growth Portfolio - Initial Class	0.56%	0.00%	0.09%	0.65%[8]	0.00%	0.65%[8]
High Income Portfolio - Initial Class	0.57%	0.00%	0.11%	0.68%	0.00%	0.68%
Index 500 Portfolio - Initial Class	0.10%	0.00%	0.00%	0.10%[9]	0.00%	0.10%[9]
Investment Grade BondPortfolio - Initial Class	0.32%	0.00%	0.11%	0.43%	0.00%	0.43%
Mid Cap Portfolio - Initial Class	0.56%	0.00%	0.11%	0.67%[8]	0.00%	0.67%[8]
Overseas Portfolio - Initial Class	0.71%	0.00%	0.14%	0.85%[8]	0.00%	0.85%[8]
Franklin Templeton
Foreign Securities Fund -	0.63%	0.25%	0.16%	1.04%[10]	0.02%	1.02%[10]

9

Class 2 shares
Global Real Estate Fund -
Class 2 shares	0.75%	0.25%	0.31%	1.31%[11]	0.42%	0.89%[11]
Mutual Shares Securities
Fund - Class 2 shares	0.59%	0.25%	0.13%	0.97%	0.00%	0.97%
Small Cap Value
Securities Fund - Class 2
shares	0.51%	0.25%	0.17%	0.93%[10]	0.02%	0.91%[10]
Small-Mid Cap Growth
Securities Fund - Class 2
shares	0.47%	0.25%	0.29%	1.01%[10]	0.01%	1.00%[10]
J.P. Morgan Series Trust II
International Equity
Portfolio	0.60%	0.00%	0.62%[13]	1.22%[12]	0.13%	1.09%[12]
Small Company Portfolio	0.60%	0.00%	0.56%13, 14	1.16%[12]	0.07%	1.09%[12]
Neuberger Berman AMT
Lehman Brothers Short
Duration Bond Portfolio -
I Class	0.65%	0.00%	0.08%	0.73%[15]	0.00%	0.73%[15]
Mid-Cap Growth Portfolio
- I Class	0.82%	0.00%	0.07%	0.89%[15]	0.00%	0.89%[15]
Partners Portfolio - I Class	0.83%	0.00%	0.08%	0.91%[15]	0.00%	0.91%[15]
Small-Cap Growth
Portfolio S Class Shares	1.15%	0.25%	0.49%	1.89%[16]	0.47%	1.42%[16]
DWS Variable Series II
DWS Dreman High
Return Equity VIP - Class
B shares	0.64%	0.25%	0.24%	1.13%[17,18]	0.02%	1.11%[17,18]
DWS Dreman Small Mid
Cap Value VIP - Class B
shares	0.64%	0.25%	0.28%	1.17%[17]	0.00%	1.17%[17]
T. Rowe Price
Blue Chip Growth
Portfolio - Class II shares	0.85%	0.25%	0.00%	1.10%	0.00%	1.10%
Equity Income Portfolio -
Class II shares	0.85%	0.25%	0.00%	1.10%	0.00%	1.10%
Health Sciences Portfolio -
Class II shares	0.95%	0.25%	0.00%	1.20%	0.00%	1.20%
Wells Fargo Advantage VT
Discovery Fund	0.75%[19]	0.25%	0.21%[20]	1.21%[21]	0.06%	1.15%[21]
Opportunity Fund	0.73%[19]	0.25%	0.20%[20]	1.18%[21]	0.11%	1.07%[21]

1. The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.
2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.
3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual
Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.
4. Acquired Fund Fees are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.
5. The AIM VI Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual
Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009. In

10

determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total
Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v)
expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The Net Total Annual Expenses of the Global Health
Care Fund after credits as of December 31, 2007 was 1.07% .
6. Effective December 1, 2006, through November 30, 2011, the Manager of Alger American Capital Appreciation Portfolio has contractually agreed to waive 0.035% of its Advisory Fees.
7. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
8. A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio,
Fidelity® VIP Mid Cap Portfolio, and Fidelity® Overseas Portfolio pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.
9. Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.
10. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.
11. The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $977 million on
December 31, 2007, it is estimated that the increase for the year ending April 30, 2009 will be 0.12%, which is a 0.07% increase in the management fee and a 0.05%
increase in the administration fee, for net annual Fund operating expenses of 0.89% . In future years the fee rates will vary in accordance with the fee rate schedules and
Fund assets.
12. JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding
Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’
deferred compensation plan) exceed 1.09% of the average daily net assets through 4/30/09 for the International Equity Portfolio and 1.08% for the Small Company
Portfolio. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Small Company Portfolio would have been 1.08% of the average daily net assets.
13. Other Expenses have been calculated based on the actual amounts incurred in the most recent fiscal year.
14. Acquired Fund Fees are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/07. Acquired Fund Fees will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.
15. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Lehman Brothers Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Lehman Brothers
Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
16. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.4% of the average daily net asset value of the Small-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
17. Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.
18. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 1.11% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
19. The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a
Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery and Opportunity
Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion;
0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
20. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
21. The Wells Fargo Advantage Discovery Fund’s and the Wells Fargo Advantage Opportunity Fund’s adviser has committed through April 30, 2009 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio at 1.15
22. Effective May 1, 2008, the Alger American Fund has changed the names of the following funds; Alger American Leveraged AllCap Portfolio has been changed to
Alger American Capital Appreciation Portfolio and Alger American Small Capitalization Portfolio has been changed to Alger American SmallCap Growth Portfolio.
Effective July 1, 2008, the Alger American Growth Portfolio will change its name to Alger American LargeCap Growth Portfolio.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

11

NATIONAL LIFE AND THE FIXED ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.
National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

The Fixed Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your
Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed
Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by Variable Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4%
minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates.
We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for 12 months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of
4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed
Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the Fixed Account. We allow only one transfer in each Policy Year from the amount of non-loaned
Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated
Value in such account at the time of transfer, or $1,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

12

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

The Variable Account

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account’s assets are held separate from our other assets and are not part of our Fixed Account.
Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or
Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the
Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See
“Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund in which a subaccount of our
Variable Account invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

13

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds’ Inc.:
AIM V.I. Dynamics Fund - Series I Shares	Mid Cap Growth Equity	Invesco Aim Advisors, Inc.	None
AIM V.I. Global Health Care Fund – Series I	Sector Equity	Invesco Aim Advisors, Inc.	None
Shares
AIM V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Aim Advisors, Inc.	None
The Alger American Fund:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
SmallCap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio	Large Value Equity	American Century Investment	None
Management, Inc.
VP Inflation Protection Portfolio	Fixed Income	American Century Investment	None
Management, Inc.
VP International Portfolio	International Equity	American Century Global	None
Investment Management, Inc.
VP Ultra® Portfolio	Large Growth Equity	American Century Investment	None
Management, Inc.
VP Value Portfolio	Mid Cap Value Equity	American Century Investment	None
Management, Inc.
VP VistaSM Portfolio	Mid Cap Growth Equity	American Century Investment	None
Management, Inc.
Dreyfus Variable Investment Fund
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Fayez Sarofim
& Co.
Developing Leaders Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Class B shares, DWS Dreman High Return	Large Value	Deutsche Investment	Dreman Value
Equity VIP		Management Americas, Inc.	Management,
LLC
Class B shares, DWS Dreman Small Mid Cap	Small Mid Cap Value	Deutsche Investment	Dreman Value
Value VIP		Management Americas, Inc.	Management,
LLC
Fidelity® Variable Insurance Products Initial
Class:
Contrafund® Portfolio	Large Growth Equity	Fidelity Management &	None
Research Company
Equity-Income Portfolio	Large Value Equity	Fidelity Management &	None
Research Company
Growth Portfolio	Large Growth Equity	Fidelity Management &	None
Research Company
High Income Portfolio	Below Investment Grade	Fidelity Management &	None
	Bond	Research Company

14

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Index 500 Portfolio	Index Equity	Fidelity Management &	Geode Capital
		Research Company	Management,
LLC
Investment Grade Bond Portfolio	Investment Grade Bond	Fidelity Management &	None
Research Company
Mid Cap Portfolio	Mid Cap Blend	Fidelity Management &	None
Research Company
Overseas Portfolio	International Equity	Fidelity Management &	FMR U.K.,
		Research Company	FMR Far East,
and Fidelity
International
Investment
Advisers;
Fidelity
Investments
Japan Limited
Franklin Templeton Variable Insurance Products
Trust
Class 2 shares, Foreign Securities Fund	Foreign	Templeton Investment Counsel,	None
LLC
Class 2 shares, Global Real Estate Fund	Sector Equity	Franklin Advisors, Inc.	None
Class 2 shares, Mutual Shares Securities Fund	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Class 2 shares, Small Cap Value Securities Fund	Small Cap Value	Franklin Advisory Services,	None
LLC
Class 2 shares, Small-Midcap Growth Securities	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Fund
J.P. Morgan Series Trust II:
JPMorgan International Equity Portfolio	International Equity	J.P. Morgan Investment	None
Management Inc.
JPMorgan Small Company Portfolio	Small Cap Blend Equity	J.P. Morgan Investment	None
Management Inc.
Neuberger Berman Advisers Management Trust
I Class, Lehman Brothers Short Duration Bond	Short-Term	Neuberger Berman	Lehman
Portfolio (formerly, Limited Maturity Bond		Management, Inc.	Brothers Asset
Portfolio)			Management,
LLC
I Class, Mid Cap Growth Portfolio	Mid Cap Growth Equity	Neuberger Berman	Neuberger
		Management, Inc.	Berman, LLC
I Class, Partners Portfolio	Large Value	Neuberger Berman	Neuberger
		Management, Inc.	Berman, LLC
S Class, Small Cap Growth Portfolio	Small Cap Blend	Neuberger Berman	Neuberger
		Management, Inc.	Berman, LLC
T. Rowe Price Equity Series, Inc.
Equity-Income Portfolio II	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity	T. Rowe Price Associates, Inc.	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund	Mid Cap Growth Equity	Wells Fargo Funds	Wells Capital
		Management, LLC	Management,
Incorporated
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Wells Fargo Funds	Wells Capital
		Management, LLC	Management,
Incorporated

15

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio (or its affiliates) in connection with administration or other services provided with respect to such portfolio and its availability under the policies, which may include answering questions about the portfolio, providing prospectus, shareholder reports and other portfolio documents, providing portfolios and the boards information about the policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2007, the percentages ranged from .05% to
.25%, and the dollar amounts received ranged from $224.89 to $11,154.00 per adviser or an affiliate (this includes payments for services rendered in 2006 but not paid until 2007). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors”
in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of
Additional Information under “Contractual Arrangements Between National Life And The Portfolios Investment
Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the Funds’
prospectuses for more information. As described above, an investment adviser (other than our affiliate, Sentinel
Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory)
or other fees deducted from portfolio assets.

Conflicts of Interest

The portfolio may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts

16

participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Variable Account from participation in the underlying portfolio(s)
involved in the conflict.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable
Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i) operating the Variable Account as a management company under the 1940 Act;
(ii) deregistering the Variable Account under the 1940 Act if registration is no longer required;
(iii) combining or substituting Variable Accounts;
(iv) transferring the assets of the Variable Account to another Variable Account or to the Fixed
Account;
(v) making changes necessary to comply with, obtain or continue any exemptions from the
1940 Act; or
(vi) making other technical changes in the Policy to conform with any action described herein;

2) if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones they replaced);

3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated
Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market
Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

17

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners.
If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Variable Account

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of
New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2007.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the cost of insurance charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Statement of Net Investment Returns

For the year ended December 31,

	Subaccount
	Effective
Subaccount	Date	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Sentinel VPT
Common Stock
Fund	05/04/98	5.25%	15.11%	6.68%	8.68%	30.26%	-18.07%	-8.92%	8.81%	2.04%	1.09%	N/A	N/A
Mid Cap Growth
Fund	05/04/98	8.36%	4.66%	2.84%	11.33%	40.59%	-24.77%	-24.94%	-1.77%	37.57%	4.89%	N/A	N/A
Small Company
Fund	05/04/98	4.43%	15.14%	7.24%	14.88%	38.20%	-14.69%	4.41%	37.22%	14.88%	-4.64%	N/A	N/A
Balanced Fund	05/04/98	4.25%	10.49%	4.70%	6.48%	22.63%	-11.06%	-7.85%	7.78%	0.00%	3.27%	N/A	N/A
Bond Fund	05/04/98	1.66%	2.77%	1.00%	3.71%	4.91%	8.12%	6.44%	8.61%	-4.17%	4.92%	N/A	N/A
Money Market
Fund	05/04/98	0.78%	3.77%	1.93%	0.06%	-0.15%	0.43%	2.79%	5.17%	3.97%	2.55%	N/A	N/A

Alger American
Capital
Appreciation
Portfolio - Class O
Shares	12/01/00	9.84%	18.20%	13.43%	7.22%	33.52%	-34.50%	-16.68%	-1.75%	N/A	N/A	N/A	N/A
Growth Portfolio -
Class O Shares	12/01/00	5.55%	4.21%	11.03%	4.56%	33.96%	-33.59%	-12.60%	-0.49%	N/A	N/A	N/A	N/A
SmallCap Growth
Portfolio - Class O
Shares	12/01/00	7.2%	18.95%	15.84%	15.53%	41.07%	-26.88%	-30.14%	5.10%	N/A	N/A	N/A	N/A

American Century VP
Income & Growth
Fund	05/04/98	5.36%	16.04%	3.70%	11.98%	28.20%	-20.09%	-9.17%	-11.41%	16.97%	8.23%	N/A	N/A

18

	Subaccount
	Effective
Subaccount	Date	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
American Century VP
Inflation
Protection Fund	05/01/04	1.46%	0.99%	0.91%	5.30%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Fund	05/01/04	7.04%	23.91%	12.24%	12.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ultra® Fund	05/01/04	3.25%	-4.14%	1.25%	7.58%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value Fund	05/04/98	4.21%	17.59%	4.10%	13.31%	27.81%	-13.40%	11.82%	17.09%	-1.73%	-6.84%	N/A	N/A
Vista Fund	05/01/04	10.69%	8.04%	7.17%	8.06%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Dreyfus
VIF Appreciation
Portfolio - Initial
Shares	05/01/04	2.93%	15.44%	3.45%	3.18%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
VIF Developing
Leaders Portfolio -
Initial Shares	05/01/04	0.33%	2.84%	4.86%	8.95%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
VIF Quality Bond
Portfolio - Initial
Shares	05/01/04	1.12%	3.30%	1.56%	4.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Socially
Responsible
Growth Fund	12/01/00	4.41%	8.23%	2.69%	5.26%	24.88%	-29.58%	-23.27%	-1.25%	N/A	N/A	N/A	N/A

Fidelity® VIP
Contrafund®
Portfolio - Initial
Class	05/04/98	4.28%	10.72%	15.89%	14.45%	27.32%	-10.16%	-13.03%	-7.46%	23.15%	12.50%	N/A	N/A
Equity-Income
Portfolio - Initial
Class	11/30/00	5.28%	19.12%	4.92%	10.53%	29.17%	-17.69%	-5.80%	3.32%	N/A	N/A	N/A	N/A
Growth Portfolio -
Initial Class	05/04/98	4.90%	5.90%	4.85%	2.46%	31.66%	-30.73%	-18.38%	-11.77%	36.21%	19.38%	N/A	N/A
High Income
Portfolio - Initial
Class	05/04/98	2.85%	10.24%	1.78%	8.62%	26.13%	2.52%	-12.52%	-23.17%	7.19%	-10.59%	N/A	N/A
Index 500
Portfolio - Initial
Class	05/04/98	4.40%	14.70%	3.89%	9.63%	27.26%	-22.94%	-12.88%	-10.11%	19.44%	9.70%	N/A	N/A
Investment Grade
Bond Portfolio -
Initial Class	11/30/00	1.07%	3.42%	1.28%	3.52%	4.27%	9.36%	7.50%	1.03%	N/A	N/A	N/A	N/A
Overseas Portfolio
- Initial Class	11/30/00	8.53%	17.03%	17.98%	12.62%	42.09%	-20.99%	-21.87%	-0.64%	N/A	N/A	N/A	N/A
Mid Cap Portfolio
- Initial Class	05/01/04	6.62%	11.69%	17.25%	22.69%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Foreign Securities
Fund - Class 2
shares	05/01/04	6.04%	20.36%	9.19%	15.40%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Global Real Estate
Fund - Class 2
shares	05/01/04	-1.32%	19.51%	12.46%	35.85%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares
Securities Fund -
Class 2 shares	05/01/04	5.35%	17.32%	9.57%	9.71%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Value
Securities Fund -
Class 2 shares	05/01/04	5.86%	15.94%	7.80%	20.08%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small-Mid Cap
Growth Securities
Fund - Class 2
shares	05/01/04	8.02%	7.72%	3.85%	9.54%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

19

	Subaccount
	Effective
Subaccount	Date	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
AIM V.I.
Dynamics Fund -
Series I Shares	12/01/00	7.03%	15.08%	9.73%	12.33%	36.59%	-32.51%	-31.75%	2.37%	N/A	N/A	N/A	N/A
Global Health
Care Fund - Series
I Shares	12/01/00	6.57%	4.30%	7.18%	6.61%	26.64%	-25.13%	-13.37%	3.94%	N/A	N/A	N/A	N/A
Technology Fund
- Series I Shares	12/01/00	1.37%	9.50%	1.26%	3.70%	43.99%	-47.32%	-46.31%	-4.82%	N/A	N/A	N/A	N/A

J.P. Morgan
International
Equity Portfolio -
Series Trust II	05/04/98	5.30%	20.95%	9.71%	17.31%	31.26%	-19.04%	-19.86%	-16.59%	35.44%	-9.91%	N/A	N/A
Small Company
Portfolio - Series
Trust II	05/04/98	4.14%	13.98%	2.49%	26.04%	34.76%	-22.35%	-8.85%	-12.11%	43.11%	-17.05%	N/A	N/A

Neuberger Berman AMT
Limited Maturity
Bond Portfolio - I
Class	05/01/04	0.89%	3.27%	0.54%	-0.27%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mid-Cap Growth
Portfolio - I Class	05/01/04	8.65%	13.67%	12.73%	15.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Partners Portfolio
- I Class	05/04/98	5.99%	11.24%	16.99%	17.91%	33.88%	-24.82%	-3.69%	-0.20%	6.41%	-7.54%	N/A	N/A
Small Cap Growth
Portfolio S Class
Shares	05/01/04	4.77%	4.31%	1.98%	9.47%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

DWS Variable Series II
DWS Dreman
High Return
Equity VIP	05/01/04	1.72%	17.16%	6.55%	12.36%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman
Small Mid Cap
Value VIP	05/01/04	5.00%	23.48%	8.80%	19.31%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo Advantage VT
Discovery Fund	05/04/98	6.64%	13.62%	8.62%	18.09%	33.02%	-38.10%	-31.39%	-15.60%	88.19%	15.22%	N/A	N/A
Opportunity Fund	05/04/98	6.16%	11.22%	6.92%	17.17%	35.78%	-27.47%	-4.56%	5.65%	33.70%	-4.68%	N/A	N/A

T. Rowe Price
Blue Chip Growth
Portfolio - Class II
shares	05/01/04	5.30%	8.35%	4.70%	7.91%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Equity Income
Portfolio - Class II
shares	05/01/04	5.74%	17.59%	2.77%	12.15%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Health Sciences
Portfolio - Class II
shares	05/01/04	7.45%	7.47%	12.14%	3.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

20

THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI. Policies are not available to qualified retirement plans. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the
Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The minimum amount of Basic Coverage of a Policy under our rules is $100,000. We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer
“no” with respect to both Insureds to the health questions of the receipt & temporary life insurance agreement and submitting (a) a complete application including any medical questionnaire required, and (b) payment of the
Minimum Initial Premium.

The amount of coverage under the receipt & temporary life insurance agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over).
Coverage under the agreement will end on the earliest of

(a)	the 90th day from the date of the agreement;

(b)	the date that insurance takes effect under the Policy;

(c)	the date a policy, other than as applied for, is offered to you;

(d)	three days from the date we mail a notice of termination of coverage;

(e)	the time you first learn that we have terminated the temporary life insurance; or

(f)	the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured’s Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Tax Free “Section 1035” Exchanges. You can generally exchange one life insurance policy for another in a “tax-
free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will

21

be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the
Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the
Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and
Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the
Policy to us or to our agent within the free look period with a written request for cancellation.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the
Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen
Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and
Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit
proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose.
Using a Policy for a specialized purpose may have tax consequences. (See “Federal Income Tax Considerations,”
below).

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic
Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations,
Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment
Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy’s Cash Surrender Value determines whether or not the Policy stays in force.
Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, you have purchased the guaranteed death benefit rider and have paid the required premiums, or you have elected, met the conditions to exercise and exercised the overloan protection rider).

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We will treat all of your payments made, while there is an outstanding Policy loan, as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at
Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the
Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated
Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the
Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash
Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death
Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below)

Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the
Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory
Service”, below, making a change to your premium allocations on your own will be treated as a termination of your
Policy’s participation in the Illuminations program. In addition, if you submit a premium allocation change,
Portfolio Rebalancing will terminate unless you request it to continue. Your allocation percentages must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We will allocate Net
Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this

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purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first
Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market
Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk.
Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the
Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the
Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account.
For transfers from the Fixed Account to the Variable Account, see “The Fixed Account - Transfers from Fixed
Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the 12th transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation
Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the 12 free transfers in any Policy
Year:

  transfers resulting from Policy loans;
  transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features;
  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights” below) and the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory
Service”, below, you will be allowed to implement portfolio transfers. Please note, however, if you implement portfolio transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to
$25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing

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instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

  requiring some form of personal identification prior to acting on instructions received by telephone providing written confirmation of the transaction, and
  making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a
Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a
Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a
Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the

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subaccounts and the Fixed Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolio). These risks include:

· the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;
· an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and
· increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolio, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.
Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the

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policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly,
Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.
If we do not process a purchase because of such restriction or prohibition, we may return the premium to the
Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.
These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the
Fixed Account, without regard to any limits on transfers or free transfers.

Additional Transfer Right for Connecticut and Maryland Residents. For Policies issued in Connecticut and
Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

Optional “Illuminations” Investment Advisory Service

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National Life makes available to Owners, subject to the minimums described below, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”. Under this program, National Life has arranged for FundQuest, Incorporated (“FundQuest”), a registered investment adviser independent of National
Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5,000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy,
Illuminations is available if the Face Amount is at least $500,000 at the time of the request, the average premiums received during the life of the Policy have been at least $5,000 per year, or if the Owner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the Owner expects to pay premiums of at least $5,000 per year going forward.

Illuminations Not Available within Qualified Plans. Illuminations is not available under employer-sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations, certain participants under an employer-sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating ERISA guidelines, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of portfolio that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800)
732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular portfolio or type of portfolio, you must either suggest an alternative portfolio or portfolio type or specify that the assets that would have been allocated to the restricted portfolio or portfolio type be allocated pro rata among the other portfolios in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the portfolios.

FundQuest will make changes to its portfolio allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited
Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semiannually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations. Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions. In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

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Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the
Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section entitled “Available Automated
Portfolio Management Features”.

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the section entitled “Available Automated Fund Management Features” will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the
Illuminations program.

Available Automated Portfolio Management Features

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market
Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a
Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. If your Policy is in the Illuminations program, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy’s participation in the Illuminations program.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue
Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. While your Policy is in the Illuminations program, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.

Accumulated Value

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The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the
Policy’s values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable
Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender
Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the
Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

  the Net Premiums you pay;
  the investment performance of the portfolios you have chosen;
  the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account;
  transfers;
  Withdrawals;
  Loans;
  Loan interest charged;
  loan repayments and
  charges assessed on the Policy.

Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a
Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each
Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

(1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount’s unit value on that date; plus

(2) The value attributable to the Policy in the Fixed Account.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the

30

claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or additional coverage.
additional coverage is provided by the additional protection benefit rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. You select the
Death Benefit Option in the application and may change it as described in “Change in Death Benefit Option,”
below.

Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the
Accumulated Value, multiplied by the specified percentage shown in the table below:

Attained Age of		Attained Age of
Younger Insured	Percentage	Younger Insured	Percentage
40 and under	250%	70	115%
45	215%	75-90	105%
50	185%	91	104%
55	150%	92	103%
60	130%	93	102%
65	120%	94+	101%

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age
40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of
$200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger
Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the
Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the
Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by
$2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face
Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the
Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

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Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age
40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of
$200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an
Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the
Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.
Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x
$150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x
$200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated
Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted
Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living),
Option B automatically becomes Option A.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds’ existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose
Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death
Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the
Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the
Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future
Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in
“Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See “Tax Treatment of Policy
Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The
Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of
Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

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Additional Insurance. We offer an optional additional protection benefit rider and an optional term insurance rider.
The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request in good form. An increase or decrease in Face Amount may have federal tax consequences.
Consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on
Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds’ Attained
Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds’ insurability. The increase may be either an addition of
Basic Coverage or additional coverage. An increase in Basic Coverage will result in increased Surrender Charges.
An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly
Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the
Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic
Coverage and additional coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face
Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the
Net Amount at Risk and cost of insurance charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment’s Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

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For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;

(b)	then, the next most recent increases, in inverse chronological order; and finally

(c)	the Initial Face Amount.

If an increase involved the simultaneous addition of Basic Coverage, additional coverage and Face Amount added through the operation of the automatic increase rider, a decrease in the Face Amount will reduce automatic increase first, the additional coverage second, and then the Basic Coverage.

Payment of Policy Benefits

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a
Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you elect or your Beneficiary elects to receive proceeds in a lump sum payment, unless the beneficiary requests a
National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your
Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents.
However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1) the disposal or valuation of a Subaccount’s assets is not reasonably practicable because the New York
Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2) the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

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Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas
Day. Please remember that we must receive a transaction request before the close of regular trading on the New
York Stock Exchange, which is usually 4:00 Eastern Time, to process the transaction on that Valuation Day.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an
Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home
Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement
Options.

POLICY LOANS

General. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the guaranteed death benefit rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee
Premium, then the guaranteed death benefit rider will enter a lapse pending notification period. This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-
day lapse pending notification period.

Currently, we are extending your policy’s loan privileges to allow loans in the first policy year. This is more favorable to you than what is guaranteed in the contracts. We may decide to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.

While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to
$25,000. Loan proceeds will be paid within seven days of a valid loan request.

Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed
Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated
Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become
Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’
Investment Advisory Service”, above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand,

35

you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the
Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated
Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account.
At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as
Collateral in the Fixed Account at an annual rate of 4.0% . We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the
Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed
Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed
Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-
loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax
Considerations - Tax Treatment of Policy Benefits,” below.)

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations –Tax Treatment of Policy Benefits
-Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two
Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home
Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not

36

request a surrender over the telephone or by facsimile. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Income Tax Considerations - Tax Treatment
of Policy Benefits,” below.)

You may withdraw a portion of the Policy’s Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500.
The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the guaranteed death benefit rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the guaranteed death benefit rider will enter a lapse pending notification period.
This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal
Charge, see “Charges and Deductions - Withdrawal Charge” below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take
Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted. If your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment
Advisory Service”, above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining
Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit
Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated
Value.

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger
Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an
Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to
$20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is

37

$120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 -
$20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal.
Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated
Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an
Unadjusted Death Benefit of $375,000 ($150,000 x 2.50) . Assume that you take a Withdrawal of $10,000. The
Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the
Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is
$120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at
$300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50) .

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the
Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an
Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The
Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the
Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 +
$70,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of
Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an
Unadjusted Death Benefit of $525,000 ($210,000 X 2.5) . Assume you take a Withdrawal of $60,000. The
Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the
Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the
Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death
Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50) . Therefore,
the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under “Ability to Adjust Face Amount - Decrease”, above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a
Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the
Policy. Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone or by facsimile. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

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A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly
Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative
Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional guaranteed death benefit rider is available. This rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits,” below).

Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the
Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse as long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash
Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the guaranteed death benefit rider, and have paid the Cumulative Guarantee Premium as of each Monthly
Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The
Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly
Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the
Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both
Insureds’ insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly
Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly
Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the
Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the guaranteed death benefit rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

  the death benefits, cash and loan benefits provided by the Policy;
  the funding choices, including net premium allocations, dollar-cost averaging programs, automatic asset rebalancing programs, and Illuminations investment advisory service;

39

  the administration of various elective options under the Policy (including any riders); and
  the distribution of various reports to Owners.

Costs and Expenses we incur include:

  those associated with underwriting applications and changes in Face Amount and any riders;
  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
  sales and marketing expenses;
  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New
York should see “Differences in Charges for Policies Issued in New York”, below.

Premium Expense Charge

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.
This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from
0 to 3.5% . For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Section 848 of the Code.
Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

Surrender Charge

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth
Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the
Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic
Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New
York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C).
The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial
Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of

40

months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with additional coverage, taking a portion of the Policy’s Face
Amount as additional coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The
Monthly Deduction consists of four components:

(a)	the cost of insurance charge;

(b)	the variable account charge;

(c)	the Monthly Administrative Charge and

(d)	the cost of any additional benefits provided by rider.

The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly
Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money
Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money
Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the
Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment. If your Policy is participating in the Illuminations investment advisory service, we will require that the
Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Variable Account and the Fixed Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your
Policy. We calculate the monthly cost of insurance charge by multiplying the cost of insurance rate or rates by the
Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount
National Life would have to pay in excess of the Policy’s value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in
Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the
Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

If your Policy includes Basic Coverage, additional coverage and coverage added through the operation of the automatic increase rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, additional coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total cost of insurance charges you pay.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;

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  the substandard or uninsurable status of either Insured, if applicable;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or additional coverage (guaranteed rates are higher for additional coverage) and the 1980 Commissioners Standard Ordinary Mortality Table.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;
  each Insured’s Rate Class;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or additional coverage (however, current rates for additional coverage may be higher or lower than for Basic Coverage) and our expectation of future mortality experience.

We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the
Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of
Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face
Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and additional coverage, separate cost of insurance rates are applied to each type of coverage.

Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place
Insureds into the following rate classes:

  preferred nonsmoker;
  nonsmoker;
  preferred smoker;
  smoker;
  substandard and
  uninsurable classes.

Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy,
Insureds in a preferred or standard class will have a lower cost of insurance rate than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

The uninsurable rate class is not available in New York.

Variable Account Charge. The Variable Account Charge is deducted monthly as a percentage of the Accumulated
Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

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For Policies with Basic Coverage less than $1,000,000	0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.80%
For Policies with Basic Coverage of $3 million or more	0.75%

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

For Policies with Basic Coverage of less than $1,000,000	0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.30%
For Policies with Basic Coverage of $3 million or more	0.25%

However, in all cases, we may increase this charge to an amount not to exceed 0.90% .

The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

Monthly Administrative Charge. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly
Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage.
The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the
Policy. The monthly charges will be specified in the applicable rider. The available riders are listed under
“Optional Benefits,” below.

Withdrawal Charge

At the time of a Withdrawal, we may assess a charge equal to the lesser of 2% of the Withdrawal amount and $25.
We will deduct this Withdrawal Charge from the Withdrawal amount.

Transfer Charge

Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed
Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under
“The Fixed Account - Transfers out of the Fixed Account”, above. Currently there is no charge for any transfers.
We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

  Policy loans;
  the exercise of the transfer rights as described under “Other Transfer Rights” above;
  the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the 12 free transfers in any Policy Year.

43

Projection Report Charge

We may impose a charge for each projection report you request. This report will project future values and future
Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable
Account and/or the Fixed Account in proportion to their Accumulated Values.

Other Charges

The Variable Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” in the “Summary of the Benefits and Risks of the
Policy”, above. More detailed information is contained in the portfolio Prospectuses which accompany this prospectus.

We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the
Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

Differences in Charges for Policies Issued in New York

Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

1.	The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

2.	The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year
10.

4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for
Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy
Year 10.

5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in
New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk
Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance
Department.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy.

  Guaranteed Death Benefit
  Additional Protection Benefit Rider
  Policy Split Option

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  Estate Preservation Rider
  Term Rider
  Continuing Coverage Rider
  Enhanced Death Benefit Rider
  Automatic Increase Rider
  Overloan Protection Rider

Any one of these riders may not be available in your states and the terms of the rider may vary by state. We describe certain of the riders below. More information about the other riders is available from your agent and in the
Statement of Additional Information.

Guaranteed Death Benefit

If you elect the guaranteed death benefit rider, we will guarantee that the Policy will not lapse, regardless of the
Policy’s investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. The rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the guaranteed death benefit rider will be stated in the
Data section of the Policy.

The cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month. This rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly
Policy Date will cause the guaranteed death benefit rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the rider will be cancelled and if the Cash
Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the rider’s guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

If you wish to keep the rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or
Withdrawal, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

Additional Protection Benefit

The additional protection benefit rider may be used to provide a higher Face Amount by adding additional coverage to the Policy. This rider is available at issue, or after issue by submitting an application to us with evidence

45

satisfactory to us of insurability of both Insureds. additional coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the additional protection benefit rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no surrender charge, and no per $1000 Monthly Administrative Charge associated with additional coverage. The cost of the rider is that a cost of insurance charge is included in the Monthly Deductions for the additional coverage - the guaranteed cost of insurance rate applicable to the additional coverage will generally be higher than the rate applicable to Basic
Coverage, but current cost of insurance rates may be either higher or lower for the additional coverage than for the
Basic Coverage.

Automatic Increase Rider

The automatic increase rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the automatic increase rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the automatic increase rider will be similar to additional coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge
associated with these increases.

The cost of the rider is that the cost of insurance charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic
Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this rider will be set forth in the rider.

An automatic increase rider terminates:

(a)	at your request;

(b)	when the younger insured reaches Attained Age 81;

(c)	when the maximum total increase is reached;

(d)	on the death of the first to die of the Insureds or

(e)	when a requested decrease in Face Amount becomes effective.

Termination of the rider does not cancel previously added increases.

This rider is available only at issue, only if the younger Insured’s Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix D for more information about the rider.

Availability. The rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s
Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

46

1.	The younger of the Insureds at issue has or would now have an Attained Age greater than or equal to 75; and

2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and

3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Variable Account will be transferred to the Fixed Account. No further transfers from the Fixed Account to the Variable Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit
Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face
Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in
Sentinel Estate Provider, then Ultra or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the overloan protection rider is provided in the Statement of Additional
Information.

Termination. This rider will terminate on the earliest of:

  the date that your Policy terminates or matures (depending on the state of issue);
  60 days following our mailing of notification that the conditions for exercising this rider have been met; or
  the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the
Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice.
Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue
Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain

47

requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a
Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over
Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable
Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a
Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is
not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a
Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the
Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as
“Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts.
Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur,

48

for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.
Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified
Endowment Contracts are subject to the following tax rules.

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a
Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15
Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider.

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Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same
Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S.
state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not available for sale outside of the U.S.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the younger Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger
Insured’s 100th year.

Policy Split Option. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code

50

Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business
(other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.
The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation
Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the
United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing

51

Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a
Policy under the federal corporate alternative minimum tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that there are no pending or threatened lawsuits that have a materials adverse impact on it or the Variable Account.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies.
Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives. ESI is registered as a broker-dealer under the SEC under the
Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Policy are registered with the FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount
(which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face
Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be
48.5% up to the target amount for the increase.

National Life general agents also receive compensation on Policies sold through ESI registered representatives.
National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

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Most retail broker-dealers, other than ESI, will receive gross dealer concessions during the first Policy Year of 85%
of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher dealer concession of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum gross dealer concession will be 50% up to the target amount for the increase. A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.
You may ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers, who in turn provide such loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality. Any loans or forgiveness of outstanding loans based on sales of Policies are provided through the distribution firm’s registered broker-dealer.

From time to time we may offer specific sales incentives to selling broker-dealers and registered representatives.
These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National
Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by
ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the
Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5)
making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the
Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Policies, and the Fasciano Portfolio of
Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in distributing shares of these portfolios. In each case these payments amount to 0.25% of
Variable Account assets invested in the particular portfolio.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during both Insured’s lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds’ lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

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Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated
in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law.
The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds’ death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Variable Account are included in the Statement of Additional
Information. The financial statements of National Life should be distinguished from the financial statements of the
Variable Account and should be considered only as bearing upon National Life’s ability to meet its obligations under the Policies.

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GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Variable Account and the Fixed Account.

Additional Coverage	One of the two types of coverage of which the Face Amount is comprised, which is provided by the additional protection benefit rider; the other type of coverage is Basic Coverage.

Additional Protection	A benefit that may be included in the Policy at your option, which Benefit Rider provides additional coverage.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Basic Coverage	One of the two types of coverage of which the Face Amount is comprised; the other type is additional coverage, provided by the additional protection benefit rider.

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit on the death of the last to die of the two Insureds. You designate the Beneficiary in the application. If you subsequently change Beneficiaries, then the Beneficiary is as shown in the latest change filed with us. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the Fixed Account which secures the amount of any Policy loan.

Code Cumulative Guarantee Premium

The Internal Revenue Code of 1986, as amended.

The sum of the Monthly Guarantee Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Cumulative Minimum Monthly Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

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Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount

The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage, the additional coverage and any increases resulting from the automatic increase rider.

Fixed Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insureds Issue Age	The two persons upon whose lives the Policy is issued. The age of an Insured at his or her birthday nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

Joint Age

The age assigned to the Policy, based on characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

Minimum Basic Coverage Amount Minimum Initial Premium

The Minimum Basic Coverage Amount is $100,000.

The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium, or if the guaranteed death benefit rider applies to the Policy, the Monthly Guarantee Premium.

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Minimum Monthly Premium

The monthly premium which, if paid, will guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

Monthly Administrative Charge	A charge included in the Monthly Deduction, which is intended to reimburse us for ordinary administrative expenses and distribution expenses.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Variable Account Charge, the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Guarantee Premium

The monthly premium level which will keep the guaranteed death benefit rider in force. If the guaranteed death benefit rider applies only until the younger Insured’s Attained Age 81, then the Monthly Guarantee Premium will be less than if you elect to have the guaranteed death benefit rider apply for the entire lifetimes of the two Insureds. If the guaranteed death benefit rider applies to a Policy, the Monthly Guarantee Premium will be stated in the Policy.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which you plan to pay at the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

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Portfolio Rebalancing	Permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Expense Charge

A charge deducted from each premium payment which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

Rate Class	The classification of an Insured for cost of insurance purposes. The Rate Classes are: preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

Riders	Optional benefits that you may elect to add to the Policy at an additional cost.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

Target Premium	The premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The Death Benefit Option is selected at time of application but may be later changed.

Valuation Day

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non- Valuation Day or consecutive non-Valuation Days immediately preceding it.

Variable Account Withdrawal

National Variable Life Insurance Account.

A payment made at your request pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

58

Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash
Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 in the Standard Nonsmoker Rate
Class and a female age 50 in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic
Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B are
illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6%
and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading
“Guaranteed” assume that throughout the life of the policy, the monthly cost of insurance charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly
Administrative Charges are assessed at current levels.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Subaccount Charge, is 0.91% . This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.67%, which represents a simple average of the fees incurred by the Portfolios, during 2007, 0.07% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the
Portfolios in 2007, and expenses of 0.17%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2007. This total is based on the assumption that you allocate the Policy equally among the Subaccounts of the Variable
Account. These asset charges have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates
Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on
Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts.
If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the
Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds’ Ages and Rate Classes, the Death
Benefit Option, Face Amount, Planned Periodic Premiums and riders requested and state of issue.

A-1

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE

LIFE INSURANCE $1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.71% IN THE FIRST 10 YEARS AND -1.21% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.81% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	7,619	0	1,000,000	7,627	0	1,000,000
2	21,525	14,986	4,986	1,000,000	15,009	5,009	1,000,000
3	33,101	22,080	12,080	1,000,000	22,126	12,126	1,000,000
4	45,256	28,880	18,880	1,000,000	28,955	18,955	1,000,000
5	58,019	35,360	25,360	1,000,000	36,116	26,116	1,000,000
6	71,420	41,491	33,324	1,000,000	43,141	34,974	1,000,000
7	85,491	47,241	41,074	1,000,000	50,026	43,859	1,000,000
8	100,266	52,575	48,408	1,000,000	56,766	52,599	1,000,000
9	115,779	57,454	55,287	1,000,000	63,359	61,192	1,000,000
10	132,068	61,830	61,663	1,000,000	69,795	69,628	1,000,000
11	149,171	65,648	65,648	1,000,000	77,782	77,782	1,000,000
12	167,130	68,834	68,834	1,000,000	85,604	85,604	1,000,000
13	185,986	71,299	71,299	1,000,000	93,245	93,245	1,000,000
14	205,786	72,922	72,922	1,000,000	100,677	100,677	1,000,000
15	226,575	73,571	73,571	1,000,000	107,888	107,888	1,000,000
16	248,404	73,099	73,099	1,000,000	114,851	114,851	1,000,000
17	271,324	71,340	71,340	1,000,000	121,539	121,539	1,000,000
18	295,390	68,117	68,117	1,000,000	127,919	127,919	1,000,000
19	320,660	63,240	63,240	1,000,000	133,951	133,951	1,000,000
20	347,193	56,471	56,471	1,000,000	139,590	139,590	1,000,000
25	501,135	0	0	0	159,375	159,375	1,000,000
30	697,608	0	0	0	151,134	151,134	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-2

NATIONAL LIFE SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
(NET ANNUAL RATE OF RETURN 4.19% IN THE FIRST 10 YEARS AND 4.72% THEREAFTER FOR
THE CURRENT ILLUSTRATIONS, AND 4.08% IN ALL YEARS FOR THE GUARANTEED
ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,109	0	1,000,000	8,118	0	1,000,000
2	21,525	16,431	6,431	1,000,000	16,457	6,457	1,000,000
3	33,101	24,951	14,951	1,000,000	25,003	15,003	1,000,000
4	45,256	33,647	23,647	1,000,000	33,737	23,737	1,000,000
5	58,019	42,499	32,499	1,000,000	43,298	33,298	1,000,000
6	71,420	51,476	43,309	1,000,000	53,245	45,078	1,000,000
7	85,491	60,548	54,381	1,000,000	63,590	57,423	1,000,000
8	100,266	69,679	65,512	1,000,000	74,341	70,174	1,000,000
9	115,779	78,827	76,660	1,000,000	85,511	83,344	1,000,000
10	132,068	87,941	87,774	1,000,000	97,105	96,938	1,000,000
11	149,171	96,961	96,961	1,000,000	111,065	111,065	1,000,000
12	167,130	105,809	105,809	1,000,000	125,617	125,617	1,000,000
13	185,986	114,383	114,383	1,000,000	140,775	140,775	1,000,000
14	205,786	122,557	122,557	1,000,000	156,537	156,537	1,000,000
15	226,575	130,182	130,182	1,000,000	172,922	172,922	1,000,000
16	248,404	137,095	137,095	1,000,000	189,936	189,936	1,000,000
17	271,324	143,110	143,110	1,000,000	207,584	207,584	1,000,000
18	295,390	148,024	148,024	1,000,000	225,869	225,869	1,000,000
19	320,660	151,618	151,618	1,000,000	244,790	244,790	1,000,000
20	347,193	153,620	153,620	1,000,000	264,345	264,345	1,000,000
25	501,135	124,470	124,470	1,000,000	370,994	370,994	1,000,000
30	697,608	0	0	0	487,188	487,188	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-3

NATIONAL LIFE SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%
(NET ANNUAL RATE OF RETURN 6.15% IN THE FIRST 10 YEARS AND 6.69% THEREAFTER FOR
THE CURRENT ILLUSTRATIONS, AND 6.05% IN ALL YEARS FOR THE GUARANTEED
ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	8,273	0	1,000,000	8,282	0	1,000,000
2	21,525	16,926	6,926	1,000,000	16,953	6,953	1,000,000
3	33,101	25,959	15,959	1,000,000	26,015	16,015	1,000,000
4	45,256	35,367	25,367	1,000,000	35,462	25,462	1,000,000
5	58,019	45,142	35,142	1,000,000	45,956	35,956	1,000,000
6	71,420	55,272	47,105	1,000,000	57,083	48,916	1,000,000
7	85,491	65,742	59,575	1,000,000	68,875	62,708	1,000,000
8	100,266	76,535	72,368	1,000,000	81,366	77,199	1,000,000
9	115,779	87,627	85,460	1,000,000	94,594	92,427	1,000,000
10	132,068	98,989	98,822	1,000,000	108,593	108,426	1,000,000
11	149,171	110,579	110,579	1,000,000	125,425	125,425	1,000,000
12	167,130	122,341	122,341	1,000,000	143,318	143,318	1,000,000
13	185,986	134,201	134,201	1,000,000	162,329	162,329	1,000,000
14	205,786	146,053	146,053	1,000,000	182,507	182,507	1,000,000
15	226,575	157,780	157,780	1,000,000	203,921	203,921	1,000,000
16	248,404	169,248	169,248	1,000,000	226,633	226,633	1,000,000
17	271,324	180,304	180,304	1,000,000	250,710	250,710	1,000,000
18	295,390	190,784	190,784	1,000,000	276,223	276,223	1,000,000
19	320,660	200,511	200,511	1,000,000	303,244	303,244	1,000,000
20	347,193	209,264	209,264	1,000,000	331,853	331,853	1,000,000
25	501,135	225,766	225,766	1,000,000	501,731	501,731	1,000,000
30	697,608	131,202	131,202	1,000,000	726,702	726,702	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-4

NATIONAL LIFE SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
(NET ANNUAL RATE OF RETURN -1.71% IN THE FIRST 10 YEARS AND -1.21% THEREAFTER FOR
THE CURRENT ILLUSTRATIONS, AND -1.81% IN ALL YEARS FOR THE GUARANTEED
ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,619	0	1,007,619	7,627	0	1,007,627
2	21,525	14,983	4,983	1,014,983	15,006	5,006	1,015,006
3	33,101	22,070	12,070	1,022,070	22,116	12,116	1,022,116
4	45,256	28,856	18,856	1,028,856	28,930	18,930	1,028,930
5	58,019	35,311	25,311	1,035,311	36,091	26,091	1,036,091
6	71,420	41,402	33,235	1,041,402	43,114	34,947	1,043,114
7	85,491	47,093	40,926	1,047,093	49,996	43,829	1,049,996
8	100,266	52,344	48,177	1,052,344	56,732	52,565	1,056,732
9	115,779	57,110	54,943	1,057,110	63,317	61,150	1,063,317
10	132,068	61,337	61,170	1,061,337	69,741	69,574	1,069,741
11	149,171	64,963	64,963	1,064,963	77,710	77,710	1,077,710
12	167,130	67,906	67,906	1,067,906	85,504	85,504	1,085,504
13	185,986	70,066	70,066	1,070,066	93,106	93,106	1,093,106
14	205,786	71,315	71,315	1,071,315	100,483	100,483	1,100,483
15	226,575	71,511	71,511	1,071,511	107,619	107,619	1,107,619
16	248,404	70,498	70,498	1,070,498	114,481	114,481	1,114,481
17	271,324	68,108	68,108	1,068,108	121,035	121,035	1,121,035
18	295,390	64,168	64,168	1,064,168	127,241	127,241	1,127,241
19	320,660	58,501	58,501	1,058,501	133,048	133,048	1,133,048
20	347,193	50,894	50,894	1,050,894	138,400	138,400	1,138,400
25	501,135	0	0	0	155,229	155,229	1,155,229
30	697,608	0	0	0	138,850	138,850	1,138,850

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-5

NATIONAL LIFE SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
(NET ANNUAL RATE OF RETURN 4.19% IN THE FIRST 10 YEARS AND 4.72% THEREAFTER FOR
THE CURRENT ILLUSTRATIONS, AND 4.08% IN ALL YEARS FOR THE GUARANTEED
ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,109	0	1,008,109	8,117	0	1,008,117
2	21,525	16,428	6,428	1,016,428	16,454	6,454	1,016,454
3	33,101	24,939	14,939	1,024,939	24,992	14,992	1,024,992
4	45,256	33,618	23,618	1,033,618	33,708	23,708	1,033,708
5	58,019	42,438	32,438	1,042,438	43,266	33,266	1,043,266
6	71,420	51,363	43,196	1,051,363	53,210	45,043	1,053,210
7	85,491	60,353	54,186	1,060,353	63,549	57,382	1,063,549
8	100,266	69,363	65,196	1,069,363	74,292	70,125	1,074,292
9	115,779	78,339	76,172	1,078,339	85,448	83,281	1,085,448
10	132,068	87,214	87,047	1,087,214	97,022	96,855	1,097,022
11	149,171	95,911	95,911	1,095,911	110,951	110,951	1,110,951
12	167,130	104,326	104,326	1,104,326	125,456	125,456	1,125,456
13	185,986	112,334	112,334	1,112,334	140,545	140,545	1,140,545
14	205,786	119,768	119,768	1,119,768	156,209	156,209	1,156,209
15	226,575	126,443	126,443	1,126,443	172,455	172,455	1,172,455
16	248,404	132,148	132,148	1,132,148	189,274	189,274	1,189,274
17	271,324	136,647	136,647	1,136,647	206,655	206,655	1,206,655
18	295,390	139,686	139,686	1,139,686	224,579	224,579	1,224,579
19	320,660	140,996	140,996	1,140,996	243,015	243,015	1,243,015
20	347,193	140,252	140,252	1,140,252	261,924	261,924	1,261,924
25	501,135	89,201	89,201	1,089,201	360,799	360,799	1,360,799
30	697,608	0	0	0	448,644	448,644	1,448,644

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-6

NATIONAL LIFE SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%
(NET ANNUAL RATE OF RETURN 6.15% IN THE FIRST 10 YEARS AND 6.69% THEREAFTER FOR
THE CURRENT ILLUSTRATIONS, AND 6.05% IN ALL YEARS FOR THE GUARANTEED
ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End
of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit
1	10,500	8,272	0	1,008,272	8,281	0	1,008,281
2	21,525	16,923	6,923	1,016,923	16,950	6,950	1,016,950
3	33,101	25,947	15,947	1,025,947	26,002	16,002	1,026,002
4	45,256	35,336	25,336	1,035,336	35,431	25,431	1,035,431
5	58,019	45,077	35,077	1,045,077	45,922	35,922	1,045,922
6	71,420	55,149	46,982	1,055,149	57,045	48,878	1,057,045
7	85,491	65,529	59,362	1,065,529	68,830	62,663	1,068,830
8	100,266	76,185	72,018	1,076,185	81,310	77,143	1,081,310
9	115,779	87,079	84,912	1,087,079	94,522	92,355	1,094,522
10	132,068	98,162	97,995	1,098,162	108,498	108,331	1,108,498
11	149,171	109,367	109,367	1,109,367	125,292	125,292	1,125,292
12	167,130	120,608	120,608	1,120,608	143,128	143,128	1,143,128
13	185,986	131,770	131,770	1,131,770	162,057	162,057	1,162,057
14	205,786	142,698	142,698	1,142,698	182,114	182,114	1,182,114
15	226,575	153,213	153,213	1,153,213	203,356	203,356	1,203,356
16	248,404	163,110	163,110	1,163,110	225,825	225,825	1,225,825
17	271,324	172,152	172,152	1,172,152	249,564	249,564	1,249,564
18	295,390	180,082	180,082	1,180,082	274,612	274,612	1,274,612
19	320,660	186,619	186,619	1,186,619	301,000	301,000	1,301,000
20	347,193	191,424	191,424	1,191,424	328,754	328,754	1,328,754
25	501,135	171,719	171,719	1,171,719	487,749	487,749	1,487,749
30	697,608	5,281	5,281	1,005,281	669,329	669,329	1,669,329

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED
VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 8% OVER A
PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL
POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO
BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE
SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS
IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 8%,
BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS
CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

A-7

Appendix B: Joint Age Calculation

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1: Sex Adjustment
Make the following adjustment to each insured’s age based on sex:
Male: Female:	Subtract 0 Subtract 5

Step 2: Tobacco Adjustment Take the results from Step 1 and make the following adjustment to each insured’s age based on tobacco use:

Male Tobacco: Female Tobacco:	Add 3 Add 2

Step 3: Substandard Rating Adjustment: Take the results from Step 2 and make the following adjustment to each insured’s age based on substandard rating table:
Table A (125%)	Add 2	Table F (250%)	Add 12
Table B (150%)	Add 4	Table H (300%)	Add 14
Table C (175%)	Add 6	Table J (350%)	Add 15
Table D (200%)	Add 8	Table L (400%)	Add 16
Table E (225%)	Add 10	Table P (500%)	Add 19

If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:
An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:
Take the difference of the adjusted ages and determine the add-on from the following table:

0	0
1-2	1
3-4	2
5-6	3
7-9	4
10-12	5
13-15	6
16-18	7
19-23	8
24-28	9
29-34	10
35-39	11
40-44	12
45-47	13
48-50	14
51-53	15
54-56	16
57-60	17
61-64	18
65-69	19
70-75	20
76-85	21

Step 6: Joint Age: Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

B-1

Target Premiums and Surrender Charges
(Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

		Initial	Level			Initial	Level
	Target	Surrender	Period		Target	Surrender	Period
Joint Age	Premium Charge		(years)	Joint Age	Premium Charge		(years)
15 or less	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	5
19	2.75	2.75	5	57	16.45	16.45	5
20	2.80	2.80	5	58	17.65	17.65	5
21	2.90	2.90	5	59	18.80	18.80	5
22	3.00	3.00	5	60	20.00	20.00	5
23	3.10	3.10	5	61	20.75	20.75	5
24	3.20	3.20	5	62	21.50	21.50	5
25	3.30	3.30	5	63	22.70	22.70	5
26	3.35	3.35	5	64	23.90	23.90	5
27	3.45	3.45	5	65	25.05	25.05	5
28	3.60	3.60	5	66	26.25	26.25	5
29	3.70	3.70	5	67	27.45	27.45	5
30	3.80	3.80	5	68	28.65	28.65	5
31	3.90	3.90	5	69	29.80	29.80	5
32	4.00	4.00	5	70	31.00	31.00	5
33	4.15	4.15	5	71	31.75	31.75	5
34	4.30	4.30	5	72	32.50	32.50	5
35	4.50	4.50	5	73	33.45	33.45	5
36	4.70	4.70	5	74	34.40	34.40	5
37	4.85	4.85	5	75	35.30	35.30	5
38	5.05	5.05	5	76	36.25	36.25	5
39	5.30	5.30	5	77	37.20	37.20	5
40	5.50	5.50	5	78	38.15	38.15	4
41	5.65	5.65	5	79	39.05	39.05	4
42	5.80	5.80	5	80	40.00	40.00	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	2
46	7.90	7.90	5	84	40.00	44.00	2
47	8.45	8.45	5	85	40.00	45.00	1
48	8.95	8.95	5	86	40.00	46.00	1
49	9.50	9.50	5	87	40.00	47.00	1
50	10.00	10.00	5	88	40.00	48.00	1
51	10.25	10.25	5	89	40.00	49.00	0
52	10.50	10.50	5	90	40.00	50.00	0

B-2

Appendix C: New York Surrender Charge Information

Sentinel Estate Provider – New York Target Premiums and Surrender Charges (Annual rates per $1,000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

		Initial	Level			Initial	Level
	Target	Surrender Period			Target	Surrender Period
Joint Age Premium		Charge	(years)	Joint Age Premium		Charge	(years)

Up to 15	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	4
19	2.75	2.75	5	57	16.45	16.31	4
20	2.80	2.80	5	58	17.65	16.99	4
21	2.90	2.90	5	59	18.80	17.36	4
22	3.00	3.00	5	60	20.00	18.59	3
23	3.10	3.10	5	61	20.75	19.50	3
24	3.20	3.20	5	62	21.50	19.99	3
25	3.30	3.30	5	63	22.70	21.06	3
26	3.35	3.35	5	64	23.90	21.63	3
27	3.45	3.45	5	65	25.05	22.89	3
28	3.60	3.60	5	66	26.25	23.53	3
29	3.70	3.70	5	67	27.45	24.96	3
30	3.80	3.80	5	68	28.65	25.66	3
31	3.90	3.90	5	69	29.80	27.25	3
32	4.00	4.00	5	70	31.00	28.04	3
33	4.15	4.15	5	71	31.75	28.84	3
34	4.30	4.30	5	72	32.50	29.66	3
35	4.50	4.50	5	73	33.45	31.60	3
36	4.70	4.70	5	74	34.40	32.54	3
37	4.85	4.85	5	75	35.30	33.50	3
38	5.05	5.05	5	76	36.25	34.49	3
39	5.30	5.30	5	77	37.20	36.80	3
40	5.50	5.50	5	78	38.15	37.94	3
41	5.65	5.65	5	79	39.05	39.13	3
42	5.80	5.80	5	80	40.00	40.37	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	3
46	7.90	7.90	5	84	40.00	44.00	3
47	8.45	8.45	5	85	40.00	45.00	3
48	8.95	8.95	5	86	40.00	46.00	2
49	9.50	9.50	5	87	40.00	47.00	2
50	10.00	10.00	5	88	40.00	48.00	2
51	10.25	10.25	5	89	40.00	49.00	2
52	10.50	10.50	5	90	40.00	50.00	2

C-1

		Appendix D: Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit		20 Year Projection after OPR Exercise
Form 7206(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year	End of
					End of Year	Cash	Year
Policy Values before OPR			Attained	End of	Outstanding	Surrender	Death
exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,279	101,230	1,049	107,393
Face Amount	$ 75,000	2	76	108,426	107,304	1,122	113,847
Accumulated Value	$ 100,000	3	77	114,943	113,742	1,201	120,690
GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944
Death Benefit	$ 105,000	5	79	129,175	127,801	1,375	135,634
Outstanding Loan	$ 95,500	6	80	136,939	135,469	1,471	143,786
		7	81	145,170	143,597	1,574	152,429
Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591
Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304
		10	84	172,954	171,026	1,928	181,601
Policy Values after OPR
exercise:		11	85	183,350	181,288	2,063	192,518
Face Amount	$ 75,000	12	86	194,372	192,165	2,207	204,091
Accumulated Value	$ 96,480	13	87	206,056	203,695	2,362	216,359
GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365
Death Benefit	$ 101,304	15	89	231,575	228,871	2,704	243,154
Outstanding Loan	$ 95,500	16	90	245,497	242,604	2,893	257,772
		17	91	260,255	257,160	3,096	273,268
		18	92	275,902	272,589	3,312	289,697
		19	93	292,489	288,945	3,544	307,113
		20	94	310,074	306,281	3,792	325,577

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit				20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$ 75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$ 100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$ 105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$ 95,500	6	80	137,705	135,469	2,236	144,590

D-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit				20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		7	81	145,989	143,597	2,393	153,289
Exercise Charge
Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after
OPR exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$ 75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$ 96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$ 101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$ 95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

D-2

E-1

The Statement of Additional Information contains further information about the Policies and is incorporated by reference
(legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National
Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or
National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com.
Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the
SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE,
Washington, D.C. 20549

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 Registration File No. 811-9044

NATIONAL LIFE INSURANCE COMPANY NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY NATIONAL LIFE INSURANCE COMPANY National Life Drive Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel
Estate Provider Survivorship Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance
Company. You may obtain a copy of the prospectus dated May 1, 2008 by calling 1-800-732-8939, by writing to
National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National
Life’s website at www.nationallife.com, or by accessing the SEC’s website at www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2008

TABLE OF CONTENTS

NATIONAL LIFE INSURANCE COMPANY	1
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	1
THE PORTFOLIOS	1
PREMIUMS	1
DISTRIBUTION OF THE POLICIES	1
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE PORTFOLIOS’
INVESTMENT ADVISORS OR DISTRIBUTORS	2
TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS	3
UNDERWRITING PROCEDURES	3
INCREASES IN FACE AMOUNT	4
OTHER POLICY PROVISIONS	5
Indefinite Policy Duration	5
The Policy	5
Ownership	5
Beneficiary	5
Change of Owner and Beneficiary	5
Split Dollar Arrangements	5
Assignments	6
Dividends	6
Correspondence	6
Settlement Options	6
OPTIONAL BENEFITS	7
Policy Split Option	7
Estate Preservation	8
Term	8
Continuing Coverage	8
Enhanced Death Benefit	9
Overloan Protection	9
AUTOMATED FUND TRANSFER FEATURES	9
POLICY REPORTS	10
RECORDS	11
LEGAL MATTERS	11
EXPERTS	11
FINANCIAL STATEMENTS	F-1

i

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the
Sentinel Estate Provider variable universal life insurance policy (the “Policy”). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on
January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of
National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Variable Account”) was established by National Life on
February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The
Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the
Variable Account by the SEC.

The independent public registered public accounting firm for the Variable Account is PricewaterhouseCoopers LLP.
This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the
Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for
National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Credit to Home Office Employees. We offer a one time credit to Home Office employees who purchase a Policy, as both
Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.
ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate discontinuing to offer the Policies to new owners after December 31, 2008.

ESI offers the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies. In addition, to promote sales of the Policies and consistent with
NASD Conduct Rules, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on

1

the sales of the Policies, including (1) contributing to educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

		Aggregate Amount of Commissions Retained by ESI
	Aggregate Amount of	After Payments to its Registered Persons and Other
Fiscal Year	Commissions Paid to ESI*	Broker-Dealers
2005	$408,917	$0
2006	$521,027	$0
2007	$322,560	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE PORTFOLIOS’
INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which a Fund’s advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest in the Fund on behalf of the Variable Account and our other separate accounts. This fee is for administration and other services we provide. The amount of this compensation with respect to the Policy during 2007, which is based upon the indicated
percentages of assets of each Fund, attributable to the Policy, is shown below:

		Revenues Received by National
Portfolios of the	% of Assets	Life During 2007*
AIM Variable Insurance Funds Series I Shares	0.25%	$ 1,062.15
Alger American Fund	0.10%	534.73
American Century Variable Portfolios, Inc.	0.25%[1]	5,207.35
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	224.89
DWS Variable Series II	0.40%[3]	557.37
Fidelity® Variable Insurance Products	0.10%[2]	11,154.00
Franklin Templeton Variable Insurance Products Trust	0.35%[3]	2,636.96
J.P. Morgan Series Trust II	0.20%	1,267.74
Neuberger Berman Advisers Management Trust	0.15%[4]	1,847.17
T. Rowe Price Equity Series, Inc.	0.25%[5]	1,734.63
Wells Fargo Variable Trust	0.25%[3]	3,501.47

*Note: Revenues received by National Life during 2007 includes revenues received for services rendered in 2006.
[1]0.10% on the VP Inflation Protection Portfolio.
[2]0.05% with respect to the Index 500 Portfolio.
[3]Includes 0.25% payable under the Fund’s 12b-1 Plan.
[4]The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.
[5]The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by
National Life separate accounts exceed $25 million.

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These arrangements may change from time to time, and may include more Funds in the future.

In addition, ESI has entered into agreements pursuant to which a Fund’s distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts. That fee is for other services ESI provides.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated
Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a
Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that
Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

  preferred nonsmoker;
  nonsmoker;
  preferred smoker;
  smoker;
  substandard and uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates.
Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality

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risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a
Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;
  the substandard or uninsurable status of either Insured, if applicable;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage) and the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:

  each Insured’s sex;
  each Insured’s Rate Class;
  each Insured’s Issue Age;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage) and our expectation of future mortality experience.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB
and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face
Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

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OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured’s Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed
Account. Also, at the younger Insured’s Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured’s Attained Age 100. Loan repayments are allowed, however. Monthly
Deductions cease at the younger Insured’s Attained Age 100. The tax treatment of a Policy’s Accumulated Value after
Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

The Policy

The Policy and the application are the entire contract. Only statements made in the applications can be used to void the
Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Ownership

The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy’s rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

Beneficiary

You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request.
The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request.
A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit)
are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s
Beneficiary would receive the balance of the proceeds.

5

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar
Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber
Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

Suicide

If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any
Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last to die of the two insureds are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us.
Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0,

6

10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three.
Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

OPTIONAL BENEFITS

The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy
Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements.
Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed
Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

Policy Split Option

If you elect the policy split option rider, you will have the right to split the Face Amount and Accumulated Value of a
Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of
250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

The two new policies will have an issue date of the date of the split, and will be based on the Insureds’ ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated
Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

7

There is no cost for the policy split option rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained
Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the policy split option.

The tax consequences associated with the policy split option are unclear. See "Tax Treatment of Policy Benefits,” in the prospectus.

Estate Preservation

The estate preservation rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a
Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the
Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the
Insureds are legally married to each other.

The cost of the estate preservation rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether
Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face
Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the estate preservation rider.

The estate preservation rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

Term

The term rider allows you to add individual life term coverage on either or both of the two Insureds. The term rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The term rider coverage is renewable through age 80. The maximum amount of
Term rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly
Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the
Term rider will be set forth in the rider.

Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term rider should be based on your specific insurance needs. Consult your sales representative for further information.

Continuing Coverage

The continuing coverage rider allows you to extend coverage at the Face Amount of a Policy beyond the younger
Insured’s Attained Age 100 if the Policy is still in force at that time. This rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

On the date that the extension of coverage occurs, the Policy’s Accumulated Value will be transferred to the Fixed
Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium
Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the continuing coverage rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge

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will begin at the younger Insured’s Attained Age 90. At the time charges begin for this rider, Policies with Death
Benefit Option B will automatically be changed to Death Benefit Option A.

The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

Enhanced Death Benefit

The enhanced death benefit rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained
Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4: 4% Target Age - 3: 8% Target Age - 2: 12%

Target Age -1: 16% Target Age through Age 95: 20% Attained Age - 96: 16%

Attained Age - 97: 12% Attained Age - 98: 8% Attained Age - 99: 4%

The target age must be at least the later of the younger Insured’s Attained Age 70 and 15 years after the Date of Issue.
The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this rider at any time, but if you do, you may not reinstate it.

There is no cost for the enhanced death benefit rider. However, if the rider’s increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the Cost of
Insurance Charges will be commensurately higher.

This rider is available only at issue, and only where the younger Insured’s Issue Age is 80 or less.

Overloan Protection

The overloan protection rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the younger of the Insureds at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the
Fixed Account.

If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

These riders are not available in all states and the terms may vary by state.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect
Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy
Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the

9

Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated
Value to the Fixed Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue
Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued
unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

  the Face Amount;
  the current Death Benefit;
  any Policy loans and accrued interest;
  the current Accumulated Value;
  the non-loaned Accumulated Value in the Fixed Account;
  the amount held as Collateral in the Fixed Account;
  the value in each subaccount of the Variable Account;
  premiums paid since the last report;
  charges deducted since the last report;
  any Withdrawals since the last report; and
  the current Cash Surrender Value.

10

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the
Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has
Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the
Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Kerry A. Jung, Senior Counsel of National Life.

EXPERTS

The financial statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT 06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s ability to meet its obligations under the Policies.

11

FINANCIAL STATEMENTS–STATUTORY-BASIS National Life Insurance Company For the Years Ended December 31, 2007 and 2006 with Report of Independent Auditors

F-1

National Life Insurance Company

Financial Statements Statutory-Basis

Years ended December 31, 2007 and 2006

Contents

Report of Independent Auditors	F-3

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis	F-4
Statements of Operations — Statutory-Basis	F-6
Statements of Changes in Capital and Surplus — Statutory-Basis	F-7
Statements of Cash Flow — Statutory-Basis	F-8
Notes to Statutory-Basis Financial Statements	F-9

F-2

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
185 Asylum Street, Suite 2400
Hartford, CT 06103-3404
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the "Company") as of December 31, 2007 and 2006, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note A.

PricewaterhouseCoopers LLP

April 18, 2008

F-3

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2007	2006
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$4,813,638	$4,691,832
Preferred stocks	46,354	88,219
Common stocks	360,170	304,860
Mortgage loans	853,081	861,229
Real estate	44,258	46,111
Contract loans	563,907	564,281
Cash and short-term investments	6,620	129,752
Other invested assets	216,863	158,356
Total cash and invested assets	6,904,891	6,844,640

Deferred and uncollected premiums	71,062	73,569
Accrued investment income	79,343	78,592
Federal income taxes recoverable	11,870	–
Net deferred tax asset	70,670	71,723
Receivables from affiliates	550	9,786
Other admitted assets	162,256	125,946
Separate account assets	987,424	944,733

Total admitted assets	$8,288,066	$8,148,989

The accompanying notes are an integral part of these statements.

F-4

	December 31
	2007	2006
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,285,995	$5,271,613
Accident and health reserves	536,771	516,278
Liability for deposit-type contracts	190,303	192,184
Unpaid policy and contract claims	32,511	36,560
Policyholders’ dividends	128,409	126,161
Other policy and contract liabilities	3,662	3,834
Total policy and contract liabilities	6,177,651	6,146,630

Employee and agent benefits	104,803	101,035
Minimum pension benefit obligation	32,430	52,757
Interest maintenance reserve	30,176	39,243
Asset valuation reserve	77,347	72,460
Federal income taxes payable	–	753
Payable for securities	425	28,547
Payable to subsidiary	1,593	15,330
Other liabilities	53,043	42,869
Separate account liabilities	983,815	941,376
Total liabilities	7,461,283	7,441,000
Commitments and contingencies
Capital and surplus:
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Unassigned surplus	717,160	598,366
Total capital and surplus	826,783	707,989
Total liabilities and capital and surplus	$8,288,066	$8,148,989

The accompanying notes are an integral part of these statements.

F-5

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2007	2006	2005
		(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident
and health contracts	$507,660	$559,229	$559,536
Considerations for supplementary contracts with life
contingencies	1,037	3,370	2,386
Net investment income	426,858	443,748	491,821
Amortization of interest maintenance reserve	2,209	4,151	3,992
Other income (expenses)	35,388	6,225	20,814
Total premiums and other revenue	973,152	1,016,723	1,078,549
Benefits paid or provided:
Death benefits	158,425	145,260	141,405
Annuity benefits	40,543	68,598	61,198
Surrender benefits and other fund withdrawals	344,045	291,326	278,825
Other benefits	56,136	39,246	31,582
Increase in policy reserves	30,246	57,227	86,141
Total benefits paid or provided	629,395	601,657	599,151
Insurance expenses:
Commissions	43,665	46,072	43,437
General and administrative expenses	122,059	124,192	116,968
Insurance taxes, licenses, and fees	11,444	12,350	13,139
Net transfers to separate accounts	(17,331)	32,430	47,518
Total insurance expenses	159,837	215,044	221,062
Gain from operations before dividends to policyholders,
income taxes, and net realized capital gains (losses)	183,920	200,022	258,336
Dividends to policyholders	126,066	121,254	119,561
Gain from operations before income taxes and net realized
capital gains (losses)	57,854	78,768	138,775
Federal income tax expense (benefit)	(4,622)	(2,051)	12,437
Gain from operations before net realized capital gains (losses)	62,476	80,819	126,338
Net realized capital gains (losses)	2,536	(1,109)	(33,965)
Net income	$ 65,012	$ 79,710	$ 92,373

The accompanying notes are an integral part of these statements.

F-6

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balances at January 1, 2005	$2,500	$107,123	$432,814	$542,437
Net income	–	–	92,373	92,373
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(7,945)	(7,945)
Change in asset valuation reserve	–	–	10,200	10,200
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(21,300)	(21,300)
Change in non-admitted assets	–	–	62,593	62,593
Change in deferred tax asset	–	–	(54,580)	(54,580)
Dividends to stockholder	–	–	(9,312)	(9,312)
Other adjustments to surplus, net	–	–	8,999	8,999
Balances at December 31, 2005	2,500	107,123	513,842	623,465
Net income	–	–	79,710	79,710
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	33,824	33,824
Change in asset valuation reserve	–	–	(5,406)	(5,406)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	4,974	4,974
Change in non-admitted assets			(20,774)	(20,774)
Change in deferred tax asset	–	–	1,815	1,815
Dividends to stockholder	–	–	(10,000)	(10,000)
Other adjustments to surplus, net	–	–	381	381
Balances at December 31, 2006	2,500	107,123	598,366	707,989
Net income	–	–	65,012	65,012
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	46,951	46,951
Change in asset valuation reserve	–	–	(4,887)	(4,887)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	13,213	13,213
Change in non-admitted assets			26,727	26,727
Change in deferred tax asset	–	–	(13,707)	(13,707)
Dividends to stockholder	–	–	(10,000)	(10,000)
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(4,712)	(4,712)
Other adjustments to surplus, net	–	–	197	197
Balances at December 31, 2007	$2,500	$107,123	$717,160	$826,783

The accompanying notes are an integral part of these statements.

F-7

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2007	2006	2005
Operating activities:		(In Thousands)
Premiums, policy proceeds, and other considerations
received, net of reinsurance paid	$ 511,065	$ 562,070	$ 563,748
Net investment income received	432,580	448,405	498,578
Benefits paid	(603,556)	(535,512)	(518,232)
Net transfers to Separate Accounts	19,531	(5,835)	(23,741)
Insurance expenses paid	(197,707)	(183,824)	(172,376)
Dividends paid to policyholders	(123,818)	(119,161)	(129,191)
Federal income taxes (paid) recovered	(13,956)	9,292	(4,473)
Other income received, net of other expenses paid	41,790	(18,004)	(4,340)
Net cash provided by operations	65,929	157,431	209,973

Investment activities:
Proceeds from sales, maturities, or repayments of
investments:
Bonds	993,108	1,472,441	1,731,219
Stocks	115,788	17,969	12,703
Mortgage loans	129,666	189,451	143,392
Real estate	1,407	811	2,231
Other invested assets	34,723	25,466	99,811
Miscellaneous proceeds	1,937	34,837	207
Total proceeds from sales, maturities, or repayments
of investments	1,276,629	1,740,975	1,989,563
Cost of investments acquired:
Bonds	(1,133,699)	(1,552,072)	(1,974,676)
Stocks	(51,073)	(19,967)	(30,348)
Mortgage loans	(121,517)	(138,017)	(104,989)
Real estate	(1,771)	(2,043)	(1,789)
Other invested assets	(76,049)	(41,369)	(148,115)
Miscellaneous applications	(28,981)	(952)	(9,345)
Total cost of investments acquired	(1,413,090)	(1,754,420)	(2,269,262)
Net change in contract loans	374	6,366	13,405
Net cash used in investing activities	(136,087)	(7,079)	(266,294)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowings
Deposits on deposit-type contract funds and other
liabilities without life contingencies	(9,539)	(13,855)	(16,387)
Dividends to shareholder	(10,000)	(10,000)	–
Other cash provided (applied)	(33,435)	(1,472)	36,770
Net cash provided by (used in) financing and
miscellaneous activities	(52,974)	(25,327)	20,383

Net increase (decrease) in cash and short-term
investments	(123,132)	125,025	(35,938)
Cash and short-term investments:
Beginning of year	129,752	4,727	40,665
End of year	$ 6,620	$ 129,752	$ 4,727

The accompanying notes are an integral part of these statements.

F-8

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2007

A. Significant Accounting Policies Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group
Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp
(“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company
(“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the
National Life Group. The Company is licensed in all 50 states and the District of Columbia.
Approximately 25% of total collected premiums and deposits are from residents of the states of
New York and California.

F-9

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of
Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the
United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the
State of Vermont for determining solvency under Vermont Insurance Law. The National
Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures
Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of
Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.
Although no such practices were in effect at the Company as of December 31, 2007, the
Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

F-10

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.
For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

F-11

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and
Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation.
Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance

F-12

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under
GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

		Net Income (Loss)		Capital and Surplus
	Year ended December 31			December 31
	2007	2006	2005	2007	2006
			(In Thousands)

Statutory-basis amounts	$ 65,012	$ 79,710	$ 92,373	$ 826,783	$ 707,989
Add (deduct) adjustments:
Investments	49,898	52,815	46,194	286,516	290,629
Policy acquisition costs	(2,089)	7,074	(17,173)	471,850	473,939
Nonadmitted assets	–	–	–	107,777	134,505
Policyholder reserves	17,439	15,085	16,206	(178,834)	(198,729)
Policyholder dividends	3,885	(9,646)	(1,335)	56,892	50,751
Sales practices litigation
provision	–	–	2,526	–	–
Asset valuation reserve	–	–	–	77,347	72,460
Interest maintenance
reserve	(9,067)	(21,778)	(3,722)	30,176	39,243
Income taxes	(21,984)	(20,263)	(9,866)	(88,206)	(97,341)
Other comprehensive
income, net	–	–	–	(64,450)	(41,602)
Other, net	2,499	3,187	6,798	(29,062)	(32,064)
GAAP-basis amounts	$105,593	$106,184	$132,001	$1,496,789	$ 1,399,780

F-13

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities
Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

F-14

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.
A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures contracts qualify for hedge accounting and are included in other invested assets and are carried at quoted market values with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company initially receives cash collateral or U.S. government or government agency bonds for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned in order to ensure that the cash collateral is at least equal to 100% of the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

F-15

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Goodwill

Goodwill, subject to admissibility test, is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over five years and three years, respectively.
EDP equipment and software is depreciated for a period not exceeding three years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”)
contracts was $137.8 million and $99.8 million at December 31, 2007 and 2006, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $5.4 million, $6.2 million, and $7.0 million in 2007, 2006, and 2005, respectively, and is included in other income.

F-16

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.
Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium,
Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0% .

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.
Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity
Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0% . Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.
Active life disability income reserves are determined primarily using the Commissioners'
Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual

F-17

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves (continued)

Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0% . Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the
Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

F-18

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.
Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company has approximately $1.0 million of reserves for minimum death benefit guarantees on variable annuities at both December 31, 2007 and 2006. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.
Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

F-19

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Federal Income Taxes (continued)

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Adoption of New Accounting Standards

In December 2007, the NAIC issued SSAP No. 97, “Investments in Subsidiary, Controlled and
Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact on the Company.

In December 2006, the NAIC issued SSAP No. 96, “Settlement Requirements for Intercompany
Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about
Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007.
This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date are required to be nonadmitted. Adoption of this statement did not result in an impact to the Company’s consolidated financial condition or results of operations.

F-20

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

Reclassifications

Certain 2006 amounts have been reclassified to conform to the 2007 presentation.

B. Business Combinations and Goodwill

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the
Company, acquired the outstanding one-third interest in LSW National Holdings, Inc.
(“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest
(“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996.
LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million. In late 2005, the Company dissolved NFS and directly held 100% of the outstanding stock of LSWNH.

In 2007, LSWNH was merged with and into LSW. The Company now holds 100% of the outstanding stock of LSW. (See Note H)

Goodwill amortization relating to LSWNH was $0.6 million in 2007 and $7.4 million in 2006 and
2005.

There is no admitted goodwill at December 31, 2007. Total admitted goodwill was $0.6 million at
December 31, 2006.

Total nonadmitted goodwill at December 31 was $0 for both 2007 and 2006.

F-21

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments The amortized cost and the fair or comparable value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2007
Bonds:
U.S. government obligations	$ 8,895	$ 381	$ –	$ 9,276
Government agencies, authorities
and subdivisions	32,700	3,175	–	35,875
Corporate:
Communications	350,783	17,242	3,877	364,148
Consumer & retail	414,681	10,158	7,141	417,698
Financial institutions	541,590	16,142	19,665	538,067
Industrial and chemicals	270,513	8,325	4,994	273,844
Other corporate	56,279	8,990	68	65,201
REITS	70,155	646	2,354	68,447
Transportation	60,173	3,584	391	63,366
Utilities	670,558	25,334	7,444	688,448
Total corporate	2,434,732	90,421	45,934	2,479,219

Private placements	455,834	17,751	3,052	470,533
Mortgage-backed securities	1,881,477	23,316	15,349	1,889,444
Total bonds	4,813,638	135,044	64,335	4,884,347

Preferred stocks	46,354	1,563	1,949	45,968
	$ 4,859,992	$ 136,607	$ 66,284	$ 4,930,315

F-22

National Life Insurance Company Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2006
Bonds:
U.S. government obligations	$ 33,869	$ 44	$ 170	$ 33,743
Government agencies, authorities
and subdivisions	119,496	1,762	1,327	119,931
Corporate:
Communications	337,839	19,733	3,494	354,078
Consumer & retail	369,486	9,878	4,373	374,991
Financial institutions	559,875	20,607	5,591	574,891
Industrial and chemicals	257,181	13,865	2,946	268,100
Other corporate	62,880	8,855	–	71,735
REITS	71,123	1,798	510	72,411
Transportation	49,576	3,762	257	53,081
Utilities	583,659	29,537	6,164	607,032
Total corporate	2,291,619	108,035	23,335	2,376,319

Private placements	430,437	16,781	4,182	443,036
Mortgage-backed securities	1,816,411	15,890	19,469	1,812,832
Total bonds	4,691,832	142,512	48,483	4,785,861

Preferred stocks	88,219	3,181	493	90,907
	$ 4,780,051	$ 145,693	$ 48,976	$ 4,876,768

A summary of the amortized cost and fair value of the Company’s investments in bonds at December 31, 2007, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$ 72,921	$ 73,666
After one through five	621,925	647,540
After five through ten	1,216,155	1,217,730
After ten	1,021,160	1,055,967
Mortgage-backed securities	1,881,477	1,889,444
Total	$4,813,638	$ 4,884,347

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

F-23

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
(In Thousands)
At December 31, 2007:
Unaffiliated common stocks	$ 23,168	$ 2,682	$ 307	$ 25,543
Affiliated common stock	248,083	86,544	–	334,627
Total common stocks	$ 271,251	$ 89,226	$ 307	$ 360,170

At December 31, 2006:
Unaffiliated common stocks	$ 31,876	$ 7,066	$ 69	$ 38,873
Affiliated common stock	217,816	48,171	–	265,987
Total common stocks	$ 249,692	$ 55,237	$ 69	$ 304,860

F-24

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows the Company’s investment gross unrealized losses and fair value
(after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at
December 31, 2007 and 2006:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2007			(In Thousands)
Bonds:
Corporate:
Communications	$ 85,631	$ 3,204	$ 24,741	$ 673	$ 110,372	$ 3,877
Consumer & retail	129,638	4,279	55,087	2,862	184,725	7,141
Financial institutions	165,569	9,994	117,006	9,671	282,575	19,665
Industrial and chemicals	107,266	3,637	23,651	1,357	130,917	4,994
Other corporate	3,430	68	–	–	3,430	68
REITS	39,817	1,363	13,978	991	53,795	2,354
Transportation	6,861	126	7,587	265	14,448	391
Utilities	116,185	3,433	100,284	4,011	216,469	7,444
Total corporate	654,397	26,104	342,334	19,830	996,731	45,934

Private placements	128,645	1,979	41,058	1,073	169,703	3,052
Mortgage-backed securities	360,012	6,254	321,895	9,095	681,907	15,349
Total bonds	1,143,054	34,337	705,287	29,998	1,848,341	64,335

Preferred stocks	7,956	1,949	–	–	7,956	1,949
	$1,151,010	$ 36,286	$ 705,287	$ 29,998	$1,856,297	$ 66,284

F-25

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2006			(In Thousands)
Bonds:
U.S. government obligations	$ 24,995	$ 110	$ 2,337	$ 60	$ 27,332	$ 170
Government agencies, authorities
and subdivisions	10,003	1	73,689	1,326	83,692	1,327
Corporate:
Communications	62,491	1,789	33,373	1,705	95,864	3,494
Consumer & retail	127,475	2,321	76,983	2,052	204,458	4,373
Financial institutions	99,400	1,124	130,375	4,467	229,775	5,591
Industrial and chemicals	65,148	1,323	31,487	1,623	96,635	2,946
REITS	16,725	181	13,170	329	29,895	510
Transportation	16,345	257	–	–	16,345	257
Utilities	77,649	1,252	102,721	4,912	180,370	6,164
Total corporate	465,233	8,247	388,109	15,088	853,342	23,335

Private placements	54,797	553	114,017	3,629	168,814	4,182
Mortgage-backed securities	452,930	4,434	448,921	15,035	901,851	19,469
Total bonds	1,007,958	13,345	1,027,073	35,138	2,035,031	48,483

Preferred stocks	–	–	13,877	493	13,877	493
	$1,007,958	$ 13,345	$1,040,950	$ 35,631	$2,048,908	$ 48,976

Of the $34.3 million total unrealized losses on debt securities in the less than 12 months category, $26.1 million was in the corporate bond portfolio.

The $26.1 million unrealized losses on the corporate bond portfolio in the less than 12 months category are concentrated in the financial institutions, consumer and retail, and industrial and chemicals sectors. The investment grade corporate index widened from approximately 91 basis points at the beginning of the year to 203 basis points at year end. This spread widening was caused in large part by the sub-prime mortgage crisis that infected short term credit markets, which in turn put pressure on many financial companies such as banks, securities firms, and monoline insurers. These rate movements are the primary cause of the unrealized loss positions.

Of the $30.0 million total unrealized losses in the more than 12 months category, $9.0 million of unrealized losses was in the mortgage backed securities portfolio. All of these securities are agency backed by either FHLMC, FNMA, or GNMA. During 2007, 10-year U.S. Treasury rate began the year at 4.70% and rose to a high of 5.30% by early June before declining to 3.80% in

F-26

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

December, settling the year at 4.02% . These rate movements are the primary cause of the unrealized loss positions.

The $9.0 million of unrealized losses on mortgage backed securities represents 1.33% of the aggregate fair value of the $681.9 million in mortgage backed securities with unrealized losses at
December 31, 2007.

The $19.8 million unrealized losses on the corporate bond portfolio in the more than 12 months category are concentrated in the financial institutions, utility, and consumer and retail sectors.
As noted in earlier comments about the less 12 month category, the main reason for the unrealized losses in this group was the pervasive market spread widening caused by the sub-
prime mortgage crisis and credit crunch.

Based on the facts and circumstances surrounding the individual securities and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2007 are temporary.

The Company recorded $1.0 million and $2.7 million of impairments on bonds in 2007 and
2006, respectively, and $0.4 million of impairments on preferred stocks in 2006. There were no impairments recognized on preferred stocks in 2007.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2007	2006
Geographic Region
New England	1.6%	6.1%
Middle Atlantic	4.0	5.0
East North Central	15.9	13.7
West North Central	9.7	9.6
South Atlantic	27.0	24.9
East South Central	2.1	2.0
West South Central	12.7	11.6
Mountain	9.0	10.9
Pacific	18.0	16.2

	100.0%	100.0%

F-27

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued)

	2007	2006
Property Type
Apartment	18.8%	19.7%
Retail	11.2	8.2
Office Building	38.1	42.4
Industrial	27.0	25.4
Hotel/Motel	1.0	1.0
Other Commercial	3.9	3.3

	100.0%	100.0%

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2007 and 2006, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2007	2006

1 year or less	2.6%	3.0%
Over 1 through 3 years	8.6	15.8
Over 3 through 5 years	12.2	10.5
Over 5 through 10 years	55.2	49.5
Over 10 through 15 years	10.5	11.8
Over 15 through 20 years	8.8	7.2
Over 20 years	2.1	2.2

Total	100.0%	100.0%

The estimated fair value of mortgages at December 31, 2007 and 2006 was $895.0 million and
$875.5 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates
(including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2007 were 6.70% and
6.00%, and 6.74% and 5.64% during 2006. During 2007 and 2006, the Company did not reduce the interest rate on any outstanding mortgage loans.

F-28

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued) Mortgage loans and related valuation allowances at December 31 were as follows:

	2007	2006
	(In Thousands)
Unimpaired loans	$ –	$ 861,229
Impaired loans without valuation allowances	–	–
Subtotal	–	861,229
Impaired loans with valuation allowances	–	–
Related valuation allowances	–	–
Subtotal	–	–

Total	$ –	$ 861,229

	2007	2006
Impaired loans:	(In Thousands)
Average recorded investment	$ –	$ 2,830
Interest income recognized	–	37
Interest received	–	37

The Company had no investments in loans restructured with below market rates of interest at the refinancing date at December 31, 2007 and 2006.

The Company accrues interest income on impaired loans to the extent it is deemed collectible
(delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Allowance for credit losses on mortgage loans:

	2007	2006
	(In Thousands)
Balance at beginning of period	$ –	$ 860
Additions charged to operations	–	–
Direct write-downs charged against the allowances	–	–
Recoveries of amounts previously charged off	–	(860)
Balance at the end of period	$ –	$ –

F-29

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Net Investment Income Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2007	2006	2005
		(In Thousands)
Income
Bonds	$307,296	$299,189	$290,546
Preferred stocks	6,063	7,910	5,190
Common stocks, unaffiliated	1,580	1,371	40,620
Common stocks, affiliated	–	17,718	1,535
Mortgage loans	61,915	72,399	71,841
Real estate*	8,369	8,283	8,454
Contract loans	33,182	32,594	33,843
Short-term investments and cash	2,815	2,601	1,582
Other invested assets	15,974	9,775	51,717
Other	2,238	3,068	449
Total investment income	439,432	454,908	505,777
Expenses
Depreciation	1,923	1,887	2,091
Other	10,651	9,273	11,865
Total investment expenses	12,574	11,160	13,956
Net investment income	$426,858	$443,748	$491,821

* Includes amounts for the occupancy of company-owned property of $5,182,000, $5,120,000, and $5,125,000 in
2007, 2006, and 2005, respectively.

There was no nonadmitted accrued investment income at December 31, 2007 and 2006.

F-30

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2007	2006	2005
		(In Thousands)
Bonds and other debt securities
Gross gains	$ 3,368	$ 12,077	$ 7,814
Gross losses	(13,756)	(33,521)	(9,112)
Preferred stocks, unaffiliated
Gross gains	1,959	4	828
Gross losses	(591)	(428)	–
Common stocks, unaffiliated
Gross gains	7,865	936	2,007
Gross losses	(126)	(18)	(258)
Common stocks, affiliated
Gross losses	–	–	(31,454)
Other
Gross gains	850	7,344	34
Gross losses	(543)	(2,007)	(5,249)
Net realized capital losses	(974)	(15,613)	(35,390)
Amount transferred to IMR	9,465	26,516	(693)
	8,491	10,903	(36,083)
Less federal income taxes on realized capital
gains (losses) before effect of transfer to IMR	(5,955)	(12,012)	2,118
Net realized capital losses	$ 2,536	$ (1,109)	$(33,965)

The Company had a 60% partnership interest in Lake Carlton Arms (“LCA”), a 1,812-unit apartment complex in Florida. The Company sold its interest in LCA in late 2006, which resulted in a gain of $7.3 million and is included in other gross gains on the schedule of realized capital gains and losses previously presented.

Loaned Securities

Collateral held and the corresponding liability for collateral held for loaned securities was
$126.1 million and $164.8 million at December 31, 2007 and 2006, respectively. The collateral held and corresponding liability are presented net in accordance with SSAP 91, “Accounting for
Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. The fair value of the loaned securities was $124.0 million and $161.6 million at December 31, 2007 and 2006, respectively. The Company’s earnings with respect to its modified securities lending program were $0.7 million less expenses of $0.2 million in 2007 and $0.5 million less expenses of $0.1 million in 2006.

F-31

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Loan-Backed Securities (continued)

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-
backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1,
1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.2 million and $1.4 million of impairments on non-public joint ventures in 2007 and 2006, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.
Any repurchase liability is included in other liabilities. There were no open transactions at
December 31, 2007 or 2006.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2007	2006
	(In Thousands)
Net deferred tax asset	$ 69,523	$ 93,909
Furniture and equipment	2,235	2,157
Software applications	10,404	10,492
Prepaid pension asset	17,677	20,591
Prepaid expenses	4,112	2,620
Other	3,826	4,735
Total nonadmitted assets	$ 107,777	$ 134,504

F-32

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E. Investment Products

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies.
The book value of liabilities for these investment products was $698.5 million and $735.6 million at December 31, 2007 and 2006, respectively. The fair value of liabilities for these investment products was $729.0 million and $744.0 million at December 31, 2007 and 2006, respectively.
The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the
Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $47.1 million, $45.2 million, and $41.8 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $21.1 billion and
$20.9 billion of the $43.5 billion and $43.1 billion in force at December 31, 2007 and 2006, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2007 and 2006, the Company did not have ownership or control over any non-
affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.

There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2007 and 2006.

No reinsurance agreements were in force at December 31, 2007 and 2006 which could reasonably result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

F-33

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the
Company cedes 80% of the experience risk on the block of business. The Company pays UNUM an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2007, 2006, and 2005 were $32.1 million, $33.5 million, and $35.1 million, respectively.
The Company’s agreements with UNUM meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $21.2 million.
This increase in reserves resulted in $16.5 million in cash being transferred to the Company from
UNUM. The net amount of approximately $4.7 million was charged directly to capital and surplus in 2007.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

As of December 31, 2007 and 2006, the Company had $3.3 billion and $3.7 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2007 and 2006, reserves on the above in force insurance totaled $69.1 million and $65.2 million, respectively, and are included in policy reserves.

G. Federal Income Taxes

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled periodically.

F-34

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued) The components of the net deferred tax asset at December 31 are as follows:

	2007	2006
	(In Thousands)
Total gross deferred tax assets	$ 224,140	$ 245,115
Total deferred tax liabilities	(83,947)	(79,483)
Net deferred tax asset	140,193	165,632
Deferred tax asset nonadmitted	(69,523)	(93,909)
Net admitted deferred tax asset	$ 70,670	$ 71,723

Current income taxes incurred consist of the following major components:

	2007	2006	2005
Current income tax expense (benefit) on:		(In Thousands)
Operations	$ (4,622)	$ (2,051)	$ 12,437
Capital gains/losses	3,349	3,123	(1,694)
Surplus	(38)	(30)	(60)
Total income tax expense (benefit)	$ (1,311)	$ 1,042	$ 10,683

The main components of the deferred tax assets and liabilities at December 31 are as follows:

	2007	2006
	(In Thousands)
Deferred tax assets:
Reserves	$ 77,540	$ 89,813
Policy DAC	58,431	59,374
Policyholder dividends	22,265	22,423
Deferred compensation	61,400	57,786
Other	4,504	15,719
Total deferred tax assets	224,140	245,115
Nonadmitted deferred tax assets	(69,523)	(93,909)
Admitted deferred tax assets	154,617	151,206
Deferred tax liabilities:
Deferred intercompany gain	38,279	38,280
Premiums receivable	24,865	25,746
Net unrealized gains	10,490	5,871
Other invested assets	2,424	1,388
Depreciable assets	4,294	3,740
Other	3,595	4,458
Total deferred tax liabilities	83,947	79,483
Net deferred tax asset	$ 70,670	$ 71,723

F-35

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued) The net change in nonadmitted deferred tax assets was as follows:

	2007	2006
	(In Thousands)
Net increase (decrease) in nonadmitted
deferred tax assets	$(24,386)	$1,957

The change in net deferred income taxes is comprised of the following:

	2007	2006	Change
		(In Thousands)
Total deferred tax assets	$224,140	$245,115	$ (20,975)
Total deferred tax liabilities	(83,947)	(79,483)	(4,464)
Net deferred tax asset	$140,193	$165,632	(25,439)
Less: tax effect of unrealized gains			4,618
Less: tax effect of increase in minimum pension
obligation			7,114
Adjusted change in gross deferred taxes			$ (13,707)

The provision for federal income taxes incurred in 2007 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.
The tax at the statutory rate and significant items causing this difference are as follows:

(In Thousands)
Operations and gains provision computed at
statutory rate	$ 20,236
Dividends received deduction and tax
exempt interest	(2,668)
Interest maintenance reserve	(773)
COLI	(2,164)
Low income housing credits	(1,892)
Surplus reserve adjustments	(1,649)
Other	1,306
Total	$ 12,396

Current federal income tax provision	$ (1,311)
Adjusted change in gross deferred taxes	13,707
Statutory federal income taxes	$ 12,396

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation
No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement
No. 109” (“FIN 48”). The NAIC is still evaluating the applicability of FIN 48 to statutory

F-36

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5,
“Liabilities, Contingencies and Impairments of Assets”.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows
(in thousands):

2007

Balance, beginning of year	$225
Additions based on tax positions related to the current year	89
Additions for tax positions of prior years	50

Balance, end of year	$364

Included in the tax liability for unrecognized tax benefits at December 31, 2007, are $89,000 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2007 includes $260,000 of unrecognized tax benefits that, if recognized, would impact the Company’s effective rate. It is not likely that the amount of unrecognized tax benefits will decrease within the next twelve months as a result of the settlement of tax audits.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of interest and penalties recognized in the Company’s financial statements as of December 31, 2007 was
$104,000.

Subsequent to January 1, 2007, the IRS has completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows:

(In Thousands)

2007	$6,628
2006	1,174
2005	9,223

F-37

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H. Information Concerning Parent, Subsidiaries and Affiliates

During 2005, the Company dividended its interests of approximately $9.3 million in National
Life Capital Management, Inc. (“NLCAP”) and Administrative Services, Inc. (“ASI”), wholly owned subsidiaries of the Company, to NLVF. Prior to the Company’s dividend of its interest in
NLCAP to NLVF, NLCAP dividended assets of approximately $38.9 million to the Company.

The Company paid a cash dividend of $10 million to NLVF in both 2007 and 2006.

In 2007, the Company contributed $30 million to LSWNH as a capital contribution.
Subsequently, LSWNH made a $30 million capital contribution to LSW.

In late 2005, the Company dissolved NFS and held 100% of the outstanding stock of LSWNH.
Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

LSWNH dividended cash of approximately $17.7 million and $1.8 million to the Company during 2006 and 2005, respectively. LSWNH did not pay a dividend to the Company during
2007.

On December 31, 2007, pursuant to a Plan of Merger, LSWNH was merged with and into LSW.
LSWNH had assets of $267.0 million of which $266.7 million was its carrying value of the common stock of LSW prior to the merger. The Company now has a direct 100% ownership interest in LSW.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at
December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and
Surplus.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2007 and 2006.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2007 to potentially move nonadmitted assets into subsidiaries or affiliates.

F-38

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all
National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for
Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-
qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded.
Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company.
Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for the plan benefits on a current basis. The plan costs are recognized as benefits are earned.
These defined benefit plans are included in the other benefits category in the tables that follow.

At December 31, 1998, the Company entered into agreements with a downstream affiliate,
NRPA, a wholly-owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The
Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA at December 31, 1998. The Company transferred additional non-
qualified pension obligations to NRPA between 1998 and 2004.

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company’s non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General

F-39

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the
Company.

The following tables show the plans' combined funded status at December 31:

	Pension Benefits				Other Benefits
	2007	2006	2005	2007	2006	2005
			(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of
year	$248,534	$249,800	$150,205	$34,130	$33,040	$27,429
Transfer-in from affiliate – PBO	–	–	91,240	–	–	–
Service cost	4,959	5,789	5,502	999	1,486	1,435
Interest cost	14,251	13,651	13,539	1,949	1,839	1,669
Actuarial (gain) loss	(4,489)	(5,846)	18,297	(1,910)	(69)	4,598
Transfer-in from affiliate –
actuarial loss	–	–	(14,289)	–	–	–
Benefits paid	(13,030)	(14,860)	(14,055)	(2,471)	(2,166)	(2,091)
Curtailments	–	–	(639)	(1,257)	–	–
Benefit obligation at end of year	$250,225	$248,534	$249,800	$31,440	$34,130	$33,040

	Pension Benefits				Other Benefits
	2007	2006	2005	2007	2006	2005
			(In Thousands)
(2) Change in plan assets
Fair value of plan assets at
beginning of year	$131,705	$108,682	$ 99,147	$–	$–	$–
Actual return on plan assets	21,614	7,625	8,739	–	–	–
Employer contribution	3,116	22,300	7,081	–	–	–
Benefits paid	(7,985)	(6,902)	(6,285)	–	–	–
Fair value of plan assets at end of
year	$148,450	$131,705	$108,682	$–	$–	$–

F-40

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

	Pension Benefits				Other Benefits
	2007	2006	2005	2007	2006	2005
			(In Thousands)
(3) Funded status
Unamortized prior service benefit	$ (390)	$ (449)	$ (508)	$ (1,257)	$ – $	(841)
Unrecognized net loss	47,034	67,561	76,898	1,171	3,891	5,047
Additional funding for minimum
pension liability	32,430	52,757	60,410	–	–	–
Remaining net obligation or net
asset at initial date of application	–	–	–	3,615	4,430	5,168
Prepaid assets or (accrued
liabilities)	(53,074)	(50,802)	(62,679)	(27,911)	(25,809)	(23,666)

	Pension Benefits				Other Benefits
	2007	2006	2005	2007	2006	2005
			(In Thousands)
(4) Benefit obligation for non-vested
employees	$14,668	$14,310	$16,620	$5,135	$6,651	$7,879

The components of net periodic benefit cost are as follows:

	Pension Benefits				Other Benefits
	2007	2006	2005	2007	2006	2005
			(In Thousands)
Components of net periodic benefit cost
Service cost	$ 4,959	$ 5,789	$ 5,502	$ 999	$1,486	$1,435
Interest cost	14,251	13,651	13,539	1,949	1,839	1,669
Expected (return) on plan assets	(9,926)	(9,221)	(7,949)	–	–	–
Amortization of unrecognized
transition obligation or transition
asset	–	–	–	815	738	738
Amount of unrecognized gains and
losses	4,351	5,086	4,074	810	1,087	(167)
Amount of prior service cost
recognized	(59)	(59)	(66)	–	(841)	(841)
Total net periodic benefit cost	$ 13,576	$15,246	$15,100	$4,573	$4,309	$2,834

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $236.0 million, $234.2 million, and $233.8 million at December 31, 2007, 2006, and 2005, respectively.

F-41

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The HOEPP prepaid pension asset of $17.7 million, $20.6 million, and $5.5 million at December
31, 2007, 2006, and 2005, respectively, is accounted for as a nonadmitted asset.

In 2007 a decrease of $20.4 million, in 2006 a decrease of $7.6 million, and in 2005 a increase of
$32.8 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2007, 2006 and 2005 was $32.4 million,
$52.8 million, and $60.4 million, respectively. There were no admitted intangible pension assets at December 31, 2007, 2006, or 2005.

		Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions as
of Dec. 31
a. Discount rate	6.00%	5.75%	5.50%	6.00%	5.75%	5.50%
b. Rate of compensation increase	Varies -	Varies -	Varies -	N/A	N/A	N/A
	based on	based on	based on
	age	age	age
c. Expected long-term rate of
return on plan assets	7.75%	8.00%	8.00%	N/A	N/A	N/A

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents and agency staff employees to new retirees. This change generated prior service benefits of $1.3 million and will be amortized over the remaining life expectancy of plan participants.

The projected health care cost trend rate (“HCCTR”) was 8% for 2007 and 10% for 2006 and
2005. This projected rate declines linearly to 5% in 2011 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.4 million and increase the 2007 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.1 million. The 2007 service and interest cost components of net periodic postretirement benefit cost would not change significantly. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

F-42

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2007	October 1, 2006
Bonds	38%	39%
Common stocks	61	58
Group annuity contract
and other	1	3
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the
Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.75% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2007, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2008	$16,918	$ 2,646	$ 235
2009	16,570	2,738	251
2010	16,625	2,797	267
2011	16,841	2,853	281
2012	17,740	2,884	300
2013-2017	94,467	14,685	1,706

F-43

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected minimum required 2008 contribution is approximately $1.8 million.

The Company provides 401-K plans for its employees. For employees hired prior to July 1,
2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.
Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30,
2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The
Company’s contribution to 401-K plans for its employees was $0.8 million, $1.1 million, and
$1.0 million for the years ended December 31, 2007, 2006, and 2005, respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No
Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The
Company’s contribution to its 401-K plan for agents was $0.2 million and $0.3 million for the years ended December 31, 2006, and 2005, respectively. The Company’s contribution in 2007 was approximately $30,000.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

F-44

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

During the fourth quarter of 2005, the Company announced plans to restructure a significant number of general agencies. These restructurings included the termination or redeployment of several general agent participants in a non-contributory defined benefit plan. The effect of this curtailment was to reduce the projected benefit obligation at December 31, 2005 by $0.6 million with a corresponding reduction in unrecognized losses. There was no effect on 2005 net income.

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

At December 31, 2007 and 2006, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from
National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of
National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock.
Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary’s dividended by the
Company in 2005 as previously discussed, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National
Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

During 2007 and 2006, the Company paid a cash dividend of $10 million to NLVF. During 2005, the Company dividended its interest of approximately $9.3 million in NLCAP and ASI, wholly

F-45

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations
(continued)

owned subsidiaries of the Company, to NLVF. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the
Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2007,
2006, and 2005.

The Company also has two lines of credit available. A $25 million line of credit with State Street
Bank, based on an adjustable rate equal to LIBOR plus 50 basis points. The outstanding balance was $0 as of December 31, 2007 and 2006. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. The outstanding balance on the Banknorth line of credit was $0 as of December 31, 2007 and 2006.

K. Business Risks, Commitments and Contingencies

Business Risks

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks Related To Credit Markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage

F-46

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Risks Related To Credit Markets (continued)

its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of and for the years ended December 31, 2007 and 2006.

In 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability, and liquidity in the residential loan market. The high delinquency and loss rates have been experienced on what is commonly referred to as sub-prime mortgages which are mortgages made to high risk borrowers. The Company has only limited exposure to sub-prime mortgages. All of this exposure is comprised of securities purchased as part of its securities lending program. The Company has hired a lending agent to manage it securities lending program and as of December 31, 2007, the Company had $124,943,258
invested in short term securities as part of this program. Of the total, approximately $21,350,519 was invested in asset backed securities backed by sub-prime mortgages. As of December 31,
2007, these securities had an unrealized loss of $733,042.

Commitments and Contingencies

The Company anticipates additional capital investments of $85.1 million into existing limited partnerships and private placement investments due to funding commitments.

At December 31, 2007, the Company has $16.0 million in outstanding mortgage loan funding commitments.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the
Company.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company

F-47

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998.
The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company participates in the guaranty association of each state in which it conducts business.
The amount of any assessment is based on various rates, established by members of the National
Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December
31, 2007 and 2006, the Company had accrued assessment charges of $1.1 million with expected payment over the next five years. The Company has also recorded a related asset of $117,000 for premium tax credits, which are expected to be realized through 2016.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The following is a schedule of future minimum lease payments as of December 31, 2007 (in millions):

Operating
Year	Leases
2008	$ 4.6
2009	4.6
2010	4.6
2011	4.6
2012	4.5
Thereafter	1.9
Total minimum lease payments	$ 24.8

F-48

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1,
2004. The Company’s remaining obligation under the contract as of December 31, 2007 (in millions):

Contract
Year	Obligation
2008	$14.1
2009	14.1
2010	1.2
Total contract obligation	$29.4

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the
Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2007 and 2006, Closed Block liabilities exceeded Closed Block assets, and no additional dividend obligation was required.

F-49

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2007, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal
(without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 48,168	3%
At book value less current surrender charge of 5% or more	212,164	12%
Total with adjustment or at market value	260,332	15%
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	1,166,629	66%
Not subject to discretionary withdrawal	326,744	19%
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,753,705	100%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,753,705

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2007, were as follows:

	Gross	Net of Loading
(In thousands)
Ordinary new business	$ 2,896	$ 1,241
Ordinary renewal	70,403	69,821
Total	$ 73,299	$ 71,062

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The
Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

F-50

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts (continued)

	2007	2006
	(In thousands)
Separate account premiums and considerations	$ 79,601	$ 98,513

Reserves for accounts with assets at fair value	939,157	894,508

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2007	2006
	(In thousands)
Subject to discretionary withdrawal with adjustment –
At book value (which equals fair value) less surrender charge of 5%
or more	$198,913	$346,859

Subject to discretionary withdrawal without adjustment –
At book value (which equals fair value)	584,631	404,903

Not subject to discretionary withdrawal	155,613	142,746
Total reserves	$939,157	$894,508

A reconciliation of net transfers to/from separate accounts during 2007 and 2006 is as follows:

	2007	2006
(In thousands)
Net transfers to/from separate accounts	$ (17,331)	$ 32,430
Reconciling items	–	–
Total	$ (17,331)	$ 32,430

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the S&P 500 index in order to hedge its obligation with respect to equity indexed life insurance. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Companies’ policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity.

F-51

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments;
and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its insurance requirements each market day.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at maturity. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The net notional amount of options purchased, options written, and those embedded in policy liabilities for the current policy year is essentially is essentially zero. The notional amounts of futures at December 31 were as follows (in thousands):

	2007	2006
Notional amounts:
Futures	$5,155	$9,987

F-52

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued) The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2007	2006
Carrying values:
Options purchased (included in other invested assets)	$2,624	$ –
Options written (included in other liabilities)	(781)	–
Futures purchased (included in other invested assets)	394	972
Net carrying value	$2,237	$972

Q. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2007			2006
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
			(In thousands)
Cash and short-term investments	$ 6,620	$ 6,620	$ 129,752	$ 129,752
Bonds	4,813,638	4,884,347	4,691,832	4,785,861
Preferred stocks	46,354	45,968	88,219	90,907
Common stocks – Unaffiliated	25,543	25,543	38,873	38,873
Mortgage loans	853,081	895,037	861,229	875,487
Contract loans	563,907	568,298	564,281	567,879

Investment product liabilities	698,488	729,044	735,616	743,952

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

F-53

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

These financial statements reflect an adjustment to an inter-company commission accrual between the Company and LSW. This adjustment was recorded subsequent to the filing of the
Company’s 2004 annual statement with the Department. The effect of this adjustment was to increase commissions and operating expenses by $1.2 million and decrease federal income tax expense by $0.4 million, with a corresponding increase in unrealized gains of $0.8 million from that previously reported to the Department. This adjustment was reflected in the 2005 annual statement.

	2007		2006		2005
	Net		Net		Net
	Income	Surplus	Income	Surplus	Income	Surplus
			(In thousands)
Per annual statement, as filed	$65,012	$826,783	$79,710	$707,989	$91,566	$623,465

Commission expense	–	–	–	–	1,241	1,241
Tax expense	–	–	–	–	(434)	(434)
Unrealized	–	–	–	–	–	(807)
Per accompanying financial statements	$65,012	$826,783	$79,710	$707,989	$92,373	$623,465

F-54

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) FINANCIAL STATEMENTS

* * * * * DECEMBER 31, 2007

F-55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company) (the
Variable Account) at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the
Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Hartford, Connecticut April 18, 2008

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2007

Total Assets and Net Assets:			VariTrak		Estate Provider		Benefit Provider
			Product		Product		Product
Investments in shares of mutual fund portfolios at market value			Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):			Units	Value	Units	Value	Units	Value

AIM Variable Insurance Funds
Dynamics Fund		$ 1,637,944	134,459.65	10.61	13,903.79	11.31	28,417.11	1.88
Global Health Care Fund		$ 2,957,254	235,357.14	11.48	16,574.36	12.24	21,938.22	2.36
Technology Fund		$ 1,747,859	333,193.72	5.04	5,413.85	5.37	27,787.51	1.48
Alger American Fund
Growth Portfolio		$ 15,975,209	572,840.14	24.48	19,384.55	11.98	24,477.17	70.16
Leveraged All Cap Portfolio		$ 2,895,641	154,806.28	13.89	11,944.38	14.80	101,500.61	5.60
Small Capitalization Portfolio		$ 12,210,328	645,670.00	17.37	11,609.18	15.60	12,872.55	63.29
American Century Variable Portfolios
Income & Growth Portfolio		$ 4,765,808	279,792.65	14.14	32,963.47	15.23	33,564.55	9.19
Inflation Protection Portfolio		$ 2,768,409	197,087.58	11.70	31,174.38	12.09	68,732.17	1.24
International Portfolio		$ 5,015,237	256,146.20	18.43	15,422.46	19.05	-	-
Ultra Portfolio		$ 118,976	5,566.22	12.56	3,779.45	12.98	-	-
Value Portfolio		$ 11,778,021	496,535.01	19.36	51,739.53	18.92	89,996.70	13.16
Vista Portfolio		$ 3,293,255	179,552.89	17.38	9,584.30	17.96	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		$ 846,606	58,753.13	13.12	5,581.69	13.56	-	-
Developing Leaders Portfolio		$ 58,618	5,643.40	10.39	-	-	-	-
Quality Bond Portfolio		$ 184,415	15,410.59	11.25	947.72	11.63	-	-
Socially Responsible Growth Fund		$ 408,469	41,710.33	8.44	1,632.37	8.99	13,726.50	3.05
DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		$ 433,098	31,756.77	13.64	-	-	-	-
Dreman Small Cap Value Portfolio		$ 3,799,012	215,498.60	16.36	16,197.39	16.91	-	-
DWS VIP Funds	(1)
Equity 500 Index Fund		$ 1,570,852	-	-	-	-	82,791.55	18.97
Small Cap Index Fund		$ 448,720	-	-	-	-	26,955.09	16.65
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		$ 5,582,930	287,468.80	17.40	32,229.25	17.99	-	-
Mutual Shares Securities Fund		$ 1,289,364	81,295.15	14.51	7,340.16	14.99	-	-
Global Real Estate Fund	(2)	$ 1,523,391	95,840.62	14.36	9,890.45	14.84	-	-
Small Cap Fund		$ 233,350	16,743.81	13.55	461.97	14.00	-	-
Small Cap Value Securities Fund		$ 608,856	35,254.56	14.56	6,342.83	15.05	-	-

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

(2)	Formerly the Franklin Real Estate Fund.

The accompanying notes are an integral part of these financial statements.

F-57

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2007

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value

JP Morgan Series Trust II
International Equity Portfolio	$ 5,382,169	230,154.19	15.76	20,901.28	15.99	79,068.99	17.98
Small Company Portfolio	$ 1,600,289	79,122.57	16.52	16,422.13	14.98	2,297.22	20.62
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$ 2,480,314	-	-	-	-	1,555,888.38	1.59
Emerging Markets Equity Portfolio	$ 901,580	-	-	-	-	272,906.67	3.30
High Yield Portfolio	$ 81,686	-	-	-	-	65,691.89	1.24
US Real Estate Portfolio	$ 280,100	-	-	-	-	88,990.29	3.15
Neuberger Berman Advisors Management Trust
Fasciano Portfolio	$ 2,780,930	224,575.29	11.63	13,979.80	12.02	-	-
Limited Maturity Portfolio	$ 3,813,895	321,489.59	10.78	31,140.29	11.14	-	-
Mid Cap Growth Portfolio	$ 452,078	24,896.70	17.98	241.59	18.58	-	-
Partners Portfolio	$ 3,751,000	149,662.89	17.48	38,568.33	17.31	14,167.82	32.97
Sentinel Variable Products Trust
Balanced Fund	$ 4,790,129	179,391.15	20.83	56,489.87	16.20	5,483.33	25.13
Bond Fund	$ 6,318,135	323,743.15	17.18	41,694.10	16.47	4,278.05	16.54
Common Stock Fund	$ 38,805,442	1,425,320.24	25.35	79,332.30	17.39	77,529.86	16.66
Mid Cap Growth Fund	$ 12,316,907	400,337.76	25.66	65,796.36	17.83	48,069.16	18.10
Money Market Fund	$ 7,559,914	428,440.91	13.95	101,700.42	13.89	131,350.86	1.30
Small Company Fund	$ 21,372,971	413,004.49	43.11	66,179.59	30.90	66,507.93	22.88
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$ 5,050,930	339,081.07	13.69	28,967.91	14.15	-	-
Equity Income Portfolio	$ 976,452	63,213.49	13.88	6,906.94	14.34	-	-
Health Sciences Portfolio	$ 763,680	46,869.56	14.61	5,210.45	15.10	-	-

The accompanying notes are an integral part of these financial statements.

F-58

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2007

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value

Variable Insurance Product Funds
Contrafund Portfolio	$ 17,053,018	501,572.34	30.64	70,571.10	23.88	-	-
Equity Income Portfolio	$ 16,903,718	314,940.24	52.64	21,057.09	15.45	-	-
Growth Portfolio	$ 19,846,212	339,281.67	54.13	88,473.81	16.72	-	-
High Income Portfolio	$ 6,189,672	180,383.31	31.41	46,320.13	11.31	-	-
Index 500 Portfolio	$ 52,480,231	1,157,662.87	37.50	603,464.74	15.02	-	-
Investment Grade Bond Portfolio	$ 7,902,436	447,410.16	14.00	71,749.44	14.92	315,261.90	1.80
Mid Cap Portfolio	$ 3,368,800	171,246.32	18.47	10,819.22	19.08	-	-
Overseas Portfolio	$ 18,867,291	427,033.86	37.37	87,219.43	16.93	434,741.95	3.30
Wells Fargo Variable Trust Funds
Discovery	$ 9,506,076	433,346.01	17.95	40,921.34	19.98	34,098.56	26.74
Opportunity	$ 5,338,648	166,358.28	20.37	29,570.05	20.38	30,137.08	44.71

The accompanying notes are an integral part of these financial statements.

F-59

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap
Investment income:
Dividend income	$ -	$ -	$ -	$ 51,971	$ -
Expenses:
Mortality and expense risk
and administrative charges	14,271	24,723	15,306	128,414	19,082
Net investment income (loss)	(14,271)	(24,723)	(15,306)	(76,443)	(19,082)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	193,203	142,713	109,486	1,271,769	234,982
Net unrealized appreciation (depreciation)
on investments	9,302	175,745	15,743	1,434,446	452,131
Net realized and unrealized
gain (loss) on investments	202,505	318,458	125,229	2,706,215	687,113
Increase (decrease) in net assets
resulting from operations	$ 188,234	$ 293,735	$ 109,923	$ 2,629,772	$ 668,031

The accompanying notes are an integral part of these financial statements.

F-60

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2007

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra
Investment income:
Dividend income	$ -	$ 87,868	$ 111,713	$ 27,750	$ -
Expenses:
Mortality and expense risk
and administrative charges	102,302	41,987	20,236	39,348	732
Net investment income (loss)	(102,302)	45,881	91,477	(11,598)	(732)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,476,353	336,629	(10,395)	403,053	802
Net unrealized appreciation (depreciation)
on investments	405,296	(426,640)	125,929	282,725	17,964
Net realized and unrealized
gain (loss) on investments	1,881,649	(90,011)	115,534	685,778	18,766
Increase (decrease) in net assets
resulting from operations	$ 1,779,347	$ (44,130)	$ 207,011	$ 674,180	$ 18,034

The accompanying notes are an integral part of these financial statements.

F-61

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2007

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Investment income:
Dividend income	$ 192,660	$ -	$ 49,048	$ 347	$ 8,251
Expenses:
Mortality and expense risk
and administrative charges	101,442	30,213	19,576	470	1,548
Net investment income (loss)	91,218	(30,213)	29,472	(123)	6,703
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	999,073	-	-	6,071	-
Net realized gain (loss) from shares sold	190,573	607,211	415,770	(2,054)	(100)
Net unrealized appreciation (depreciation)
on investments	(2,007,599)	520,014	(331,659)	(11,139)	(2,360)
Net realized and unrealized
gain (loss) on investments	(817,953)	1,127,225	84,111	(7,122)	(2,460)
Increase (decrease) in net assets
resulting from operations	$ (726,735)	$ 1,097,012	$ 113,583	$ (7,245)	$ 4,243

The accompanying notes are an integral part of these financial statements.

F-62

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2007
		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index
Investment income:
Dividend income	$ 2,062	$ 4,455	$ 10,652	$ 25,205	$ 1,631
Expenses:
Mortality and expense risk
and administrative charges	3,333	3,963	23,446	5,148	899
Net investment income (loss)	(1,271)	492	(12,794)	20,057	732
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	3,532	255,587	11,954	-
Net realized gain (loss) from shares sold	21,361	9,786	77,732	181,157	46,135
Net unrealized appreciation (depreciation)
on investments	5,951	(28,571)	(365,816)	(128,197)	(59,099)
Net realized and unrealized
gain (loss) on investments	27,312	(15,253)	(32,497)	64,914	(12,964)
Increase (decrease) in net assets
resulting from operations	$ 26,041	$ (14,761)	$ (45,291)	$ 84,971	$ (12,232)

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

F-63

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2007
	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real		Small Cap
	Securities	Securities	Estate (2)	Small Cap	Value Securities
Investment income:
Dividend income	$ 93,222	$ 17,784	$ 37,254	$ -	$ 4,036
Expenses:
Mortality and expense risk
and administrative charges	43,261	11,093	14,777	1,794	5,761
Net investment income (loss)	49,961	6,691	22,477	(1,794)	(1,725)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	212,628	43,542	115,496	13,891	41,497
Net realized gain (loss) from shares sold	263,348	53,396	12,136	8,928	64,054
Net unrealized appreciation (depreciation)
on investments	131,939	(80,227)	(549,623)	(5,915)	(117,740)
Net realized and unrealized
gain (loss) on investments	607,915	16,711	(421,991)	16,904	(12,189)
Increase (decrease) in net assets
resulting from operations	$ 657,876	$ 23,402	$ (399,514)	$ 15,110	$ (13,914)

(2) Formerly known as the Franklin Real Estate Fund.

The accompanying notes are an integral part of these financial statements.

F-64

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007
			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Investment income:
Dividend income	$ 41,178	$ 155	$ 3,616	$ 1,154	$ 6,593
Expenses:
Mortality and expense risk
and administrative charges	35,379	15,266	2,481	1,304	242
Net investment income (loss)	5,799	(15,111)	1,135	(150)	6,351
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	83,157	-	29,442	-
Net realized gain (loss) from shares sold	391,918	68,602	(1,105)	97,106	(250)
Net unrealized appreciation (depreciation)
on investments	(76,490)	(250,543)	88,023	18,874	(3,310)
Net realized and unrealized
gain (loss) on investments	315,428	(98,784)	86,918	145,422	(3,560)
Increase (decrease) in net assets
resulting from operations	$ 321,227	$ (113,895)	$ 88,053	$ 145,272	$ 2,791

The accompanying notes are an integral part of these financial statements.

F-65

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2007
	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners
Investment income:
Dividend income	$ 4,964	$ -	$ 101,855	$ -	$ 23,562
Expenses:
Mortality and expense risk
and administrative charges	1,305	24,037	30,365	3,296	28,949
Net investment income (loss)	3,659	(24,037)	71,490	(3,296)	(5,387)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	38,763	20,339	-	-	368,706
Net realized gain (loss) from shares sold	113,110	83,058	8,274	26,155	212,880
Net unrealized appreciation (depreciation)
on investments	(224,908)	(102,338)	47,918	43,640	(266,688)
Net realized and unrealized
gain (loss) on investments	(73,035)	1,059	56,192	69,795	314,898
Increase (decrease) in net assets
resulting from operations	$ (69,376)	$ (22,978)	$ 127,682	$ 66,499	$ 309,511

The accompanying notes are an integral part of these financial statements.

F-66

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007
	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (3)	Growth
Investment income:
Dividend income	$ 109,630	$ 249,360	$ 429,335	$ -	$ -
Expenses:
Mortality and expense risk
and administrative charges	40,918	51,884	330,162	-	100,600
Net investment income (loss)	68,712	197,476	99,173	-	(100,600)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	271,245	-	726,578	-	-
Net realized gain (loss) from shares sold	151,314	(60,315)	2,863,763	-	840,266
Net unrealized appreciation (depreciation)
on investments	(149,952)	223,447	(487,191)	-	1,486,822
Net realized and unrealized
gain (loss) on investments	272,607	163,132	3,103,150	-	2,327,088
Increase (decrease) in net assets
resulting from operations	$ 341,319	$ 360,608	$ 3,202,323	$ -	$ 2,226,488

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007
	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Investment income:
Dividend income	$ 550,721	$ 127,776	$ 4,282	$ 13,598	$ -
Expenses:
Mortality and expense risk
and administrative charges	108,674	181,078	45,854	7,671	8,697
Net investment income (loss)	442,047	(53,302)	(41,572)	5,927	(8,697)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	2,054,769	-	57,541	56,607
Net realized gain (loss) from shares sold	-	497,454	406,885	19,877	128,918
Net unrealized appreciation (depreciation)
on investments	(400)	(923,926)	171,267	(77,798)	(51,085)
Net realized and unrealized
gain (loss) on investments	(400)	1,628,297	578,152	(380)	134,440
Increase (decrease) in net assets
resulting from operations	$ 441,647	$ 1,574,995	$ 536,580	$ 5,547	$ 125,743

The accompanying notes are an integral part of these financial statements.

F-68

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007
	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Investment income:
Dividend income	$ 154,103	$ 319,294	$ 155,589	$ 516,663	$ 1,930,013
Expenses:
Mortality and expense risk
and administrative charges	143,420	149,622	166,398	55,130	467,407
Net investment income (loss)	10,683	169,672	(10,809)	461,533	1,462,606
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	4,111,911	1,408,520	16,282	-	-
Net realized gain (loss) from shares sold	1,194,894	904,046	1,871,452	18,046	3,243,524
Net unrealized appreciation (depreciation)
on investments	(2,854,758)	(2,423,452)	2,480,858	(365,665)	(2,305,563)
Net realized and unrealized
gain (loss) on investments	2,452,047	(110,886)	4,368,592	(347,619)	937,961
Increase (decrease) in net assets
resulting from operations	$ 2,462,730	$ 58,786	$ 4,357,783	$ 113,914	$ 2,400,567

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2007
	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity
Investment income:
Dividend income	$ 306,938	$ 28,926	$ 575,551	$ -	$ 28,270
Expenses:
Mortality and expense risk
and administrative charges	63,086	27,933	141,061	75,645	38,764
Net investment income (loss)	243,852	993	434,490	(75,645)	(10,494)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	271,329	1,051,608	-	662,473
Net realized gain (loss) from shares sold	(87,075)	79,229	1,736,012	624,893	84,692
Net unrealized appreciation (depreciation)
on investments	106,432	58,868	(698,066)	1,161,375	(488,953)
Net realized and unrealized
gain (loss) on investments	19,357	409,426	2,089,554	1,786,268	258,212
Increase (decrease) in net assets
resulting from operations	$ 263,209	$ 410,419	$ 2,524,044	$ 1,710,623	$ 247,718

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap

Net investment income (loss)	$ (14,271)	$ (24,723)	$ (15,306)	$ (76,443)	$ (19,082)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	193,203	142,713	109,486	1,271,769	234,982
Net unrealized appreciation (depreciation)
on investments	9,302	175,745	15,743	1,434,446	452,131

Net realized and unrealized
gain (loss) on investments	202,505	318,458	125,229	2,706,215	687,113

Increase (decrease) in net assets
resulting from operations	188,234	293,735	109,923	2,629,772	668,031

Accumulation unit transactions:
Participant deposits	177,467	442,544	295,048	1,691,442	301,718
Transfers between investment
sub-accounts and general account, net	(131,083)	(125,765)	(93,478)	(580,920)	399,308
Net surrenders and lapses	(111,310)	(116,811)	(103,598)	(1,050,981)	(90,906)
Contract benefits	(5,252)	(31,223)	-	(2,692)	(19,495)
Loan interest received	2,073	5,649	1,963	39,807	1,985
Transfers for policy loans	(19,734)	(57,903)	(14,973)	(253,059)	(32,886)
Contract charges	(104,566)	(203,053)	(135,259)	(1,003,099)	(137,078)
Other	45	(329)	63	470	(799)

Total net accumulation unit transactions	(192,360)	(86,891)	(50,234)	(1,159,032)	421,847

Increase (decrease) in net assets	(4,126)	206,844	59,689	1,470,740	1,089,878

Net assets, beginning of period	1,642,070	$ 2,750,410	$ 1,688,170	$ 14,504,469	$ 1,805,763

Net assets, end of period	$ 1,637,944	$ 2,957,254	$ 1,747,859	$ 15,975,209	$ 2,895,641

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra

Net investment income (loss)	$ (102,302)	$ 45,881	$ 91,477	$ (11,598)	$ (732)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,476,353	336,629	(10,395)	403,053	802
Net unrealized appreciation (depreciation)
on investments	405,296	(426,640)	125,929	282,725	17,964

Net realized and unrealized
gain (loss) on investments	1,881,649	(90,011)	115,534	685,778	18,766

Increase (decrease) in net assets
resulting from operations	1,779,347	(44,130)	207,011	674,180	18,034

Accumulation unit transactions:
Participant deposits	1,046,153	576,062	463,182	814,117	15,115
Transfers between investment
sub-accounts and general account, net	(286,298)	19,888	403,686	336,620	10,110
Net surrenders and lapses	(737,011)	(250,200)	(80,939)	(174,085)	(266)
Contract benefits	(8,229)	(7,466)	(16,367)	-	-
Loan interest received	30,791	7,024	2,635	7,187	-
Transfers for policy loans	(155,969)	(43,246)	(23,446)	(64,159)	-
Contract charges	(685,264)	(355,091)	(164,543)	(308,394)	(7,701)
Other	(200)	(842)	976	(398)	(3)

Total net accumulation unit transactions	(796,027)	(53,871)	585,184	610,888	17,255

Increase (decrease) in net assets	983,320	(98,001)	792,195	1,285,068	35,289

Net assets, beginning of period	11,227,008	$ 4,863,809	$ 1,976,214	$ 3,730,169	$ 83,687

Net assets, end of period	$ 12,210,328	$ 4,765,808	$ 2,768,409	$ 5,015,237	$ 118,976

The accompanying notes are an integral part of these financial statements.

F-72

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond

Net investment income (loss)	$ 91,218	$ (30,213)	$ 29,472	$ (123)	$ 6,703

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	999,073	-	-	6,071	-
Net realized gain (loss) from shares sold	190,573	607,211	415,770	(2,054)	(100)
Net unrealized appreciation (depreciation)
on investments	(2,007,599)	520,014	(331,659)	(11,139)	(2,360)

Net realized and unrealized
gain (loss) on investments	(817,953)	1,127,225	84,111	(7,122)	(2,460)

Increase (decrease) in net assets
resulting from operations	(726,735)	1,097,012	113,583	(7,245)	4,243

Accumulation unit transactions:
Participant deposits	1,679,560	583,533	436,540	19,490	34,764
Transfers between investment
sub-accounts and general account, net	60,177	(1,185,228)	(2,465,299)	8,560	26,332
Net surrenders and lapses	(547,449)	(113,518)	(87,374)	(2,248)	(695)
Contract benefits	(9,183)	(9,615)	(11,017)	-	-
Loan interest received	16,664	4,562	2,894	-	3
Transfers for policy loans	(151,566)	(30,024)	(26,349)	(279)	(11,267)
Contract charges	(806,804)	(224,376)	(154,308)	(5,976)	(16,168)
Other	(2,944)	(1,278)	(2,298)	3	17

Total net accumulation unit transactions	238,455	(975,944)	(2,307,211)	19,550	32,986

Increase (decrease) in net assets	(488,280)	121,068	(2,193,628)	12,305	37,229

Net assets, beginning of period	12,266,301	$ 3,172,187	$ 3,040,234	$ 46,313	$ 147,186

Net assets, end of period	$ 11,778,021	$ 3,293,255	$ 846,606	$ 58,618	$ 184,415

The accompanying notes are an integral part of these financial statements.

F-73

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$ (1,271)	$ 492	$ (12,794)	$ 20,057	$ 732

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	3,532	255,587	11,954	-
Net realized gain (loss) from shares sold	21,361	9,786	77,732	181,157	46,135
Net unrealized appreciation (depreciation)
on investments	5,951	(28,571)	(365,816)	(128,197)	(59,099)

Net realized and unrealized
gain (loss) on investments	27,312	(15,253)	(32,497)	64,914	(12,964)

Increase (decrease) in net assets
resulting from operations	26,041	(14,761)	(45,291)	84,971	(12,232)

Accumulation unit transactions:
Participant deposits	61,389	47,142	447,596	120,061	25,081
Transfers between investment
sub-accounts and general account, net	(7,517)	29,362	2,162,729	(197,976)	276,707
Net surrenders and lapses	(18,979)	(1,495)	(126,912)	(221,507)	(118,770)
Contract benefits	(374)	-	(10,589)	-	-
Loan interest received	275	702	2,660	-	-
Transfers for policy loans	(7,972)	(2,717)	(38,932)	-	-
Contract charges	(36,043)	(25,080)	(178,867)	(42,968)	(4,011)
Other	9	110	(97)	66	29

Total net accumulation unit transactions	(9,212)	48,024	2,257,588	(342,324)	179,036

Increase (decrease) in net assets	16,829	33,263	2,212,297	(257,353)	166,804

Net assets, beginning of period	391,640	$ 399,835	$ 1,586,715	$ 1,828,205	$ 281,916

Net assets, end of period	$ 408,469	$ 433,098	$ 3,799,012	$ 1,570,852	$ 448,720

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

F-74

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real		Small Cap
	Securities	Securities	Estate (2)	Small Cap	Value Securities

Net investment income (loss)	$ 49,961	$ 6,691	$ 22,477	$ (1,794)	$ (1,725)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	212,628	43,542	115,496	13,891	41,497
Net realized gain (loss) from shares sold	263,348	53,396	12,136	8,928	64,054
Net unrealized appreciation (depreciation)
on investments	131,939	(80,227)	(549,623)	(5,915)	(117,740)

Net realized and unrealized
gain (loss) on investments	607,915	16,711	(421,991)	16,904	(12,189)

Increase (decrease) in net assets
resulting from operations	657,876	23,402	(399,514)	15,110	(13,914)

Accumulation unit transactions:
Participant deposits	798,320	156,402	256,276	44,811	115,980
Transfers between investment
sub-accounts and general account, net	525,634	149,513	265,138	39,356	(22,979)
Net surrenders and lapses	(169,926)	(23,476)	(133,163)	(3,059)	(105,108)
Contract benefits	-	-	(5,674)	-	-
Loan interest received	7,117	319	1,928	76	1,044
Transfers for policy loans	(40,784)	(8,190)	(42,400)	(1,038)	(6,798)
Contract charges	(311,081)	(80,595)	(117,491)	(20,626)	(45,253)
Other	(302)	202	(748)	153	(645)

Total net accumulation unit transactions	808,978	194,175	223,866	59,673	(63,759)

Increase (decrease) in net assets	1,466,854	217,577	(175,648)	74,783	(77,673)

Net assets, beginning of period	4,116,076	$ 1,071,787	$ 1,699,039	$ 158,567	$ 686,529

Net assets, end of period	$ 5,582,930	$ 1,289,364	$ 1,523,391	$ 233,350	$ 608,856

	(2)	Formerly known as Franklin Real Estate Fund.

The accompanying notes are an integral part of these financial statements.

F-75

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield

Net investment income (loss)	$ 5,799	$ (15,111)	$ 1,135	$ (150)	$ 6,351

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	83,157	-	29,442	-
Net realized gain (loss) from shares sold	391,918	68,602	(1,105)	97,106	(250)
Net unrealized appreciation (depreciation)
on investments	(76,490)	(250,543)	88,023	18,874	(3,310)

Net realized and unrealized
gain (loss) on investments	315,428	(98,784)	86,918	145,422	(3,560)

Increase (decrease) in net assets
resulting from operations	321,227	(113,895)	88,053	145,272	2,791

Accumulation unit transactions:
Participant deposits	572,516	189,786	80,888	16,194	9,092
Transfers between investment
sub-accounts and general account, net	1,449,630	(53,100)	2,226,597	643,943	(2,988)
Net surrenders and lapses	(203,160)	(56,253)	-	(806)	-
Contract benefits	(1,334)	-	-	-	-
Loan interest received	5,652	1,430	-	-	-
Transfers for policy loans	469	(25,328)	-	(66,367)	-
Contract charges	(283,430)	(134,918)	(8,610)	(8,341)	(1,423)
Other	(212)	68	114	407	1

Total net accumulation unit transactions	1,540,131	(78,315)	2,298,989	585,030	4,682

Increase (decrease) in net assets	1,861,358	(192,210)	2,387,042	730,302	7,473

Net assets, beginning of period	3,520,811	$ 1,792,499	$ 93,272	$ 171,278	$ 74,213

Net assets, end of period	$ 5,382,169	$ 1,600,289	$ 2,480,314	$ 901,580	$ 81,686

The accompanying notes are an integral part of these financial statements.

F-76

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners

Net investment income (loss)	$ 3,659	$ (24,037)	$ 71,490	$ (3,296)	$ (5,387)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	38,763	20,339	-	-	368,706
Net realized gain (loss) from shares sold	113,110	83,058	8,274	26,155	212,880
Net unrealized appreciation (depreciation)
on investments	(224,908)	(102,338)	47,918	43,640	(266,688)

Net realized and unrealized
gain (loss) on investments	(73,035)	1,059	56,192	69,795	314,898

Increase (decrease) in net assets
resulting from operations	(69,376)	(22,978)	127,682	66,499	309,511

Accumulation unit transactions:
Participant deposits	21,797	508,206	626,107	53,627	384,317
Transfers between investment
sub-accounts and general account, net	(68,980)	207,176	589,597	100,893	(339,520)
Net surrenders and lapses	-	(127,797)	(162,894)	(1,212)	(88,842)
Contract benefits	-	-	(12,337)	(5,560)	(31,231)
Loan interest received	-	4,987	5,308	414	3,986
Transfers for policy loans	(59,115)	(29,165)	(44,785)	1,066	(33,047)
Contract charges	(13,486)	(183,974)	(251,792)	(24,217)	(198,875)
Other	(1,062)	(132)	(133)	(513)	761

Total net accumulation unit transactions	(120,846)	379,301	749,071	124,498	(302,451)

Increase (decrease) in net assets	(190,222)	356,323	876,753	190,997	7,060

Net assets, beginning of period	470,322	$ 2,424,607	$ 2,937,142	$ 261,081	$ 3,743,940

Net assets, end of period	$ 280,100	$ 2,780,930	$ 3,813,895	$ 452,078	$ 3,751,000

The accompanying notes are an integral part of these financial statements.

F-77

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (3)	Growth

Net investment income (loss)	$ 68,712	$ 197,476	$ 99,173	$ -	$ (100,600)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	271,245	-	726,578	-	-
Net realized gain (loss) from shares sold	151,314	(60,315)	2,863,763	-	840,266
Net unrealized appreciation (depreciation)
on investments	(149,952)	223,447	(487,191)	-	1,486,822

Net realized and unrealized
gain (loss) on investments	272,607	163,132	3,103,150	-	2,327,088

Increase (decrease) in net assets
resulting from operations	341,319	360,608	3,202,323	-	2,226,488

Accumulation unit transactions:
Participant deposits	623,609	838,041	4,422,836	-	1,342,122
Transfers between investment
sub-accounts and general account, net	(20,640)	168,574	1,829,257	-	(540,811)
Net surrenders and lapses	(220,324)	(405,875)	(1,605,954)	-	(566,945)
Contract benefits	(5,261)	(2,651)	(193,587)	-	(58,943)
Loan interest received	13,001	12,465	83,094	-	17,615
Transfers for policy loans	(33,337)	(106,143)	(623,112)	-	(297,540)
Contract charges	(466,271)	(440,995)	(2,622,836)	-	(761,694)
Other	(136)	(345)	(11,834)	-	(1,061)

Total net accumulation unit transactions	(109,359)	63,071	1,277,864	-	(867,257)

Increase (decrease) in net assets	231,960	423,679	4,480,187	-	1,359,231

Net assets, beginning of period	4,558,169	$ 5,894,456	$ 34,325,255	$ -	$ 10,957,676

Net assets, end of period	$ 4,790,129	$ 6,318,135	$ 38,805,442	$ -	$ 12,316,907

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

F-78

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$ 442,047	$ (53,302)	$ (41,572)	$ 5,927	$ (8,697)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,054,769	-	57,541	56,607
Net realized gain (loss) from shares sold	-	497,454	406,885	19,877	128,918
Net unrealized appreciation (depreciation)
on investments	(400)	(923,926)	171,267	(77,798)	(51,085)

Net realized and unrealized
gain (loss) on investments	(400)	1,628,297	578,152	(380)	134,440

Increase (decrease) in net assets
resulting from operations	441,647	1,574,995	536,580	5,547	125,743

Accumulation unit transactions:
Participant deposits	2,926,614	2,647,913	923,494	154,119	187,078
Transfers between investment
sub-accounts and general account, net	(7,159,861)	(637,257)	(593,991)	253,784	(511,572)
Net surrenders and lapses	(2,026,753)	(1,046,081)	(228,667)	(14,744)	(22,141)
Contract benefits	(738,610)	(5,492)	(4,846)	(30,108)	-
Loan interest received	25,553	32,363	8,506	415	983
Transfers for policy loans	696,924	(385,813)	(55,806)	(5,939)	(8,760)
Contract charges	(1,415,826)	(1,298,207)	(367,433)	(47,771)	(60,420)
Other	256	(864)	(716)	19	(1,148)

Total net accumulation unit transactions	(7,691,703)	(693,438)	(319,459)	309,775	(415,980)

Increase (decrease) in net assets	(7,250,056)	881,557	217,121	315,322	(290,237)

Net assets, beginning of period	14,809,970	$ 20,491,414	$ 4,833,809	$ 661,130	$ 1,053,926

Net assets, end of period	$ 7,559,914	$ 21,372,971	$ 5,050,930	$ 976,452	$ 763,689

The accompanying notes are an integral part of these financial statements.

F-79

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$ 10,683	$ 169,672	$ (10,809)	$ 461,533	$ 1,462,606

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	4,111,911	1,408,520	16,282	-	-
Net realized gain (loss) from shares sold	1,194,894	904,046	1,871,452	18,046	3,243,524
Net unrealized appreciation (depreciation)
on investments	(2,854,758)	(2,423,452)	2,480,858	(365,665)	(2,305,563)

Net realized and unrealized
gain (loss) on investments	2,452,047	(110,886)	4,368,592	(347,619)	937,961

Increase (decrease) in net assets
resulting from operations	2,462,730	58,786	4,357,783	113,914	2,400,567

Accumulation unit transactions:
Participant deposits	1,829,246	1,647,157	2,126,868	729,535	6,501,010
Transfers between investment
sub-accounts and general account, net	(85,901)	1,915,639	(1,328,698)	14,512	(1,243,317)
Net surrenders and lapses	(802,790)	(971,790)	(1,319,537)	(271,626)	(3,340,077)
Contract benefits	(80,560)	(14,201)	(34,764)	(25,075)	(154,195)
Loan interest received	29,571	32,161	59,857	13,606	86,160
Transfers for policy loans	(187,371)	(102,399)	(242,144)	(15,717)	(1,036,722)
Contract charges	(1,061,514)	(1,191,431)	(1,263,030)	(450,644)	(3,741,716)
Other	(566)	(798)	439	106	(950)

Total net accumulation unit transactions	(359,885)	1,314,338	(2,001,009)	(5,303)	(2,929,807)

Increase (decrease) in net assets	2,102,845	1,373,124	2,356,774	108,611	(529,240)

Net assets, beginning of period	14,950,173	$ 15,530,594	$ 17,489,438	$ 6,081,061	$ 53,009,471

Net assets, end of period	$ 17,053,018	$ 16,903,718	$ 19,846,212	$ 6,189,672	$ 52,480,231

The accompanying notes are an integral part of these financial statements.

F-80

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Net investment income (loss)	$ 243,852	$ 993	$ 434,490	$ (75,645)	$ (10,494)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	271,329	1,051,608	-	662,473
Net realized gain (loss) from shares sold	(87,075)	79,229	1,736,012	624,893	84,692
Net unrealized appreciation (depreciation)
on investments	106,432	58,868	(698,066)	1,161,375	(488,953)

Net realized and unrealized
gain (loss) on investments	19,357	409,426	2,089,554	1,786,268	258,212

Increase (decrease) in net assets
resulting from operations	263,209	410,419	2,524,044	1,710,623	247,718

Accumulation unit transactions:
Participant deposits	1,224,817	546,744	1,624,338	1,019,913	500,005
Transfers between investment
sub-accounts and general account, net	429,984	113,586	2,048,794	(313,668)	572,604
Net surrenders and lapses	(512,160)	(251,212)	(1,315,501)	(357,896)	(146,436)
Contract benefits	(29,327)	-	(29,996)	(47,941)	-
Loan interest received	17,783	4,579	36,551	28,614	4,789
Transfers for policy loans	(107,133)	(36,582)	(260,671)	(171,691)	(69,725)
Contract charges	(580,059)	(219,379)	(964,395)	(602,772)	(288,199)
Other	(1,111)	(584)	(3,374)	1,550	543

Total net accumulation unit transactions	442,794	157,152	1,135,746	(443,891)	573,581

Increase (decrease) in net assets	706,003	567,571	3,659,790	1,266,732	821,299

Net assets, beginning of period	7,196,433	$ 2,801,229	$ 15,207,501	$ 8,239,344	$ 4,517,349

Net assets, end of period	$ 7,902,436	$ 3,368,800	$ 18,867,291	$ 9,506,076	$ 5,338,648

The accompanying notes are an integral part of these financial statements.

F-81

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap

Net investment income (loss)	$ (11,948)	$ (22,091)	$ (13,692)	$ (101,879)	$ (12,772)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	88,195	124,478	34,721	1,326,941	99,124
Net unrealized appreciation (depreciation)
on investments	137,979	8,271	121,803	(636,219)	176,488

Net realized and unrealized
gain (loss) on investments	226,174	132,749	156,524	690,722	275,612

Increase (decrease) in net assets
resulting from operations	214,226	110,658	142,832	588,843	262,840

Accumulation unit transactions:
Participant deposits	198,785	523,910	322,691	2,013,447	330,182
Transfers between investment
sub-accounts and general account, net	(32,294)	15,016	(26,102)	(550,607)	48,257
Net surrenders and lapses	(45,009)	(139,264)	(73,932)	(863,648)	(40,452)
Contract benefits	(435)	(953)	-	(63,881)	(405)
Loan interest received	1,643	4,486	1,127	31,755	1,302
Transfers for policy loans	(2,625)	(32,591)	(32,793)	(385,343)	(32,045)
Contract charges	(101,215)	(210,994)	(139,176)	(1,042,886)	(113,269)
Other	(27)	(87)	(391)	(71)	142

Total net accumulation unit transactions	18,823	159,523	51,424	(861,234)	193,712

Increase (decrease) in net assets	233,049	270,181	194,256	(272,391)	456,552

Net assets, beginning of period	1,409,021	2,480,229	1,493,914	14,776,860	1,349,211

Net assets, end of period	$ 1,642,070	$ 2,750,410	$ 1,688,170	$ 14,504,469	$ 1,805,763

The accompanying notes are an integral part of these financial statements.

F-82

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra

Net investment income (loss)	$ (90,973)	$ 61,257	$ 50,063	$ 16,185	$ (749)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,299,065	617,573	(28,944)	212,361	1,766
Net unrealized appreciation (depreciation)
on investments	630,310	64,520	(2,849)	425,139	(4,655)

Net realized and unrealized
gain (loss) on investments	1,929,375	682,093	(31,793)	637,500	(2,889)

Increase (decrease) in net assets
resulting from operations	1,838,402	743,350	18,270	653,685	(3,638)

Accumulation unit transactions:
Participant deposits	1,092,952	652,019	360,735	598,981	16,754
Transfers between investment
sub-accounts and general account, net	(192,854)	(173,121)	456,801	584,301	(23,960)
Net surrenders and lapses	(627,252)	(1,315,643)	(161,469)	(156,254)	(772)
Contract benefits	(2,094)	(13,151)	-	-	-
Loan interest received	26,963	5,305	1,752	3,073	-
Transfers for policy loans	(233,637)	(78,451)	(12,524)	(54,089)	-
Contract charges	(697,100)	(369,391)	(140,440)	(221,631)	(7,019)
Other	1,903	(13)	428	(51)	(1)

Total net accumulation unit transactions	(631,119)	(1,292,446)	505,283	754,330	(14,998)

Increase (decrease) in net assets	1,207,283	(549,096)	523,553	1,408,015	(18,636)

Net assets, beginning of period	10,019,725	5,412,905	1,452,661	2,322,154	102,323

Net assets, end of period	$ 11,227,008	$ 4,863,809	$ 1,976,214	$ 3,730,169	$ 83,687

The accompanying notes are an integral part of these financial statements.

F-83

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond

Net investment income (loss)	$ 62,918	$ (23,502)	$ 13,780	$ (209)	$ 4,833

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	953,099	8,276	-	2,915	-
Net realized gain (loss) from shares sold	342,451	148,630	80,993	943	(1,358)
Net unrealized appreciation (depreciation)
on investments	494,980	78,511	301,353	(2,479)	1,106

Net realized and unrealized
gain (loss) on investments	1,790,530	235,417	382,346	1,379	(252)

Increase (decrease) in net assets
resulting from operations	1,853,448	211,915	396,126	1,170	4,581

Accumulation unit transactions:
Participant deposits	1,722,679	543,939	568,002	19,872	27,747
Transfers between investment
sub-accounts and general account, net	(278,692)	744,738	575,314	(595)	24,257
Net surrenders and lapses	(497,719)	(202,066)	(212,825)	(1,407)	(3,239)
Contract benefits	(5,236)	-	-	-	-
Loan interest received	10,903	3,100	1,730	-	-
Transfers for policy loans	(133,482)	(43,029)	(37,355)	-	-
Contract charges	(791,583)	(205,635)	(198,154)	(5,957)	(14,185)
Other	(297)	274	93	(5)	-

Total net accumulation unit transactions	26,573	841,321	696,805	11,908	34,580

Increase (decrease) in net assets	1,880,021	1,053,236	1,092,931	13,078	39,161

Net assets, beginning of period	10,386,280	2,118,951	1,947,303	33,235	108,025

Net assets, end of period	$ 12,266,301	$ 3,172,187	$ 3,040,234	$ 46,313	$ 147,186

The accompanying notes are an integral part of these financial statements.

F-84

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$ (2,593)	$ 1,224	$ (6,548)	$ 12,830	$ 905

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	15,012	90,689	-	12,130
Net realized gain (loss) from shares sold	12,604	4,913	38,243	60,533	22,481
Net unrealized appreciation (depreciation)
on investments	19,944	32,104	132,552	162,245	8,602

Net realized and unrealized
gain (loss) on investments	32,548	52,029	261,484	222,778	43,213

Increase (decrease) in net assets
resulting from operations	29,955	53,253	254,936	235,608	44,118

Accumulation unit transactions:
Participant deposits	70,685	60,305	270,515	105,807	20,862
Transfers between investment
sub-accounts and general account, net	6,016	49,494	340,154	87,725	(45)
Net surrenders and lapses	(4,928)	(1,606)	(113,036)	(65,566)	(33,200)
Contract benefits	-	-	-	(653)	-
Loan interest received	164	342	435	-	-
Transfers for policy loans	(3,776)	(1,189)	(11,770)	-	-
Contract charges	(35,199)	(22,371)	(100,770)	(37,922)	(3,196)
Other	(24)	(1)	(160)	(28)	119

Total net accumulation unit transactions	32,938	84,974	385,368	89,363	(15,460)

Increase (decrease) in net assets	62,893	138,227	640,304	324,971	28,658

Net assets, beginning of period	328,747	261,608	946,411	1,503,234	253,258

Net assets, end of period	$ 391,640	$ 399,835	$ 1,586,715	$ 1,828,205	$ 281,916

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

F-85

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares			Small Cap
	Securities	Securities	Real Estate	Small Cap	Value Securities

Net investment income (loss)	$ 12,147	$ 2,947	$ 14,895	$ (1,042)	$ (1,611)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	25,209	104,627	-	21,323
Net realized gain (loss) from shares sold	191,572	21,017	27,272	2,810	30,662
Net unrealized appreciation (depreciation)
on investments	432,609	80,986	110,661	6,995	41,923

Net realized and unrealized
gain (loss) on investments	624,181	127,212	242,560	9,805	93,908

Increase (decrease) in net assets
resulting from operations	636,328	130,159	257,455	8,763	92,297

Accumulation unit transactions:
Participant deposits	632,479	89,448	229,438	31,670	125,996
Transfers between investment
sub-accounts and general account, net	695,277	331,093	213,511	47,119	(19,041)
Net surrenders and lapses	(181,575)	(34,464)	(49,971)	(1,264)	(22,772)
Contract benefits	-	-	-	-	-
Loan interest received	3,948	1,344	683	80	1,264
Transfers for policy loans	(50,220)	23,621	(20,829)	(141)	7,194
Contract charges	(238,136)	(48,368)	(101,166)	(15,655)	(46,736)
Other	(496)	(160)	(337)	-	(306)

Total net accumulation unit transactions	861,277	362,514	271,329	61,809	45,599

Increase (decrease) in net assets	1,497,605	492,673	528,784	70,572	137,896

Net assets, beginning of period	2,618,471	579,114	1,170,255	87,995	548,633

Net assets, end of period	$ 4,116,076	$ 1,071,787	$ 1,699,039	$ 158,567	$ 686,529

The accompanying notes are an integral part of these financial statements.

F-86

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield

Net investment income (loss)	$ 5,410	$ (15,659)	$ 3,534	$ 640	$ 5,160

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	53,400	510	3,302	-
Net realized gain (loss) from shares sold	363,231	209,057	(381)	1,700	1,604
Net unrealized appreciation (depreciation)
on investments	229,913	(8,475)	(891)	36,655	(1,137)

Net realized and unrealized
gain (loss) on investments	593,144	253,982	(762)	41,657	467

Increase (decrease) in net assets
resulting from operations	598,554	238,323	2,772	42,297	5,627

Accumulation unit transactions:
Participant deposits	536,256	232,882	13,777	2,615	8,728
Transfers between investment
sub-accounts and general account, net	66,344	(150,148)	(26,781)	23,385	(17,037)
Net surrenders and lapses	(133,395)	(159,902)	(51)	(57)	(2,385)
Contract benefits	-	-	-	-	-
Loan interest received	3,874	3,456	-	-	-
Transfers for policy loans	(90,730)	(22,331)	-	-	-
Contract charges	(250,006)	(148,119)	(1,585)	(2,464)	(1,674)
Other	161	(673)	(4)	68	1

Total net accumulation unit transactions	132,504	(244,835)	(14,644)	23,547	(12,367)

Increase (decrease) in net assets	731,058	(6,512)	(11,872)	65,844	(6,740)

Net assets, beginning of period	2,789,753	1,799,011	105,144	105,434	80,953

Net assets, end of period	$ 3,520,811	$ 1,792,499	$ 93,272	$ 171,278	$ 74,213

The accompanying notes are an integral part of these financial statements.

F-87

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners

Net investment income (loss)	$ 2,959	$ (18,512)	$ 62,394	$ (1,470)	$ 39

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	25,070	58,289	-	-	398,462
Net realized gain (loss) from shares sold	11,016	43,737	(9,641)	6,169	280,524
Net unrealized appreciation (depreciation)
on investments	81,459	2,221	29,656	15,929	(308,997)

Net realized and unrealized
gain (loss) on investments	117,545	104,247	20,015	22,098	369,989

Increase (decrease) in net assets
resulting from operations	120,504	85,735	82,409	20,628	370,028

Accumulation unit transactions:
Participant deposits	17,637	427,862	528,505	45,007	427,071
Transfers between investment
sub-accounts and general account, net	87,375	585,650	649,417	151,319	352,268
Net surrenders and lapses	(1,919)	(125,730)	(108,585)	(431)	(213,924)
Contract benefits	-	-	-	-	(4,462)
Loan interest received	-	2,577	2,450	188	5,248
Transfers for policy loans	-	(32,487)	(27,588)	(338)	(38,677)
Contract charges	(16,058)	(153,836)	(205,904)	(12,824)	(205,332)
Other	(40)	248	408	(48)	896

Total net accumulation unit transactions	86,995	704,284	838,703	182,873	323,088

Increase (decrease) in net assets	207,499	790,019	921,112	203,501	693,116

Net assets, beginning of period	262,823	1,634,588	2,016,030	57,580	3,050,824

Net assets, end of period	$ 470,322	$ 2,424,607	$ 2,937,142	$ 261,081	$ 3,743,940

The accompanying notes are an integral part of these financial statements.

F-88

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (2)	Growth

Net investment income (loss)	$ 68,943	$ 229,728	$ 198,940	$ (7,825)	$ (93,036)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	47,842	-	-	-	-
Net realized gain (loss) from shares sold	263,741	(30,232)	2,484,058	107,948	980,473
Net unrealized appreciation (depreciation)
on investments	81,272	(38,761)	1,779,027	(54,449)	(381,497)

Net realized and unrealized
gain (loss) on investments	392,855	(68,993)	4,263,085	53,499	598,976

Increase (decrease) in net assets
resulting from operations	461,798	160,735	4,462,025	45,674	505,940

Accumulation unit transactions:
Participant deposits	804,815	951,524	4,591,489	152,346	1,565,165
Transfers between investment
sub-accounts and general account, net	(165,921)	189,685	687,156	(1,300,762)	(645,854)
Net surrenders and lapses	(714,817)	(278,907)	(1,568,899)	(30,520)	(561,583)
Contract benefits	(5,470)	(62,157)	(25,997)	-	(47,860)
Loan interest received	12,588	10,263	65,934	1,430	16,626
Transfers for policy loans	(51,624)	(75,450)	(516,041)	(3,059)	(100,222)
Contract charges	(513,674)	(451,197)	(2,487,063)	(66,459)	(793,333)
Other	(115)	11	1,098	12	(1,667)

Total net accumulation unit transactions	(634,218)	283,772	747,677	(1,247,012)	(568,728)

Increase (decrease) in net assets	(172,420)	444,507	5,209,702	(1,201,338)	(62,788)

Net assets, beginning of period	4,730,589	5,449,949	29,115,553	1,201,338	11,020,464

Net assets, end of period	$ 4,558,169	$ 5,894,456	$ 34,325,255	$ -	$ 10,957,676

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$ 598,183	$ (119,184)	$ (26,284)	$ 2,507	$ (8,021)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,341,474	-	16,308	-
Net realized gain (loss) from shares sold	-	1,050,761	97,090	3,284	55,764
Net unrealized appreciation (depreciation)
on investments	-	(569,037)	291,070	55,764	20,894

Net realized and unrealized
gain (loss) on investments	-	2,823,198	388,160	75,356	76,658

Increase (decrease) in net assets
resulting from operations	598,183	2,704,014	361,876	77,863	68,637

Accumulation unit transactions:
Participant deposits	5,894,050	2,804,651	839,237	81,178	211,100
Transfers between investment
sub-accounts and general account, net	(3,304,993)	(194,647)	960,976	155,787	195,393
Net surrenders and lapses	(4,853,044)	(1,000,272)	(162,099)	(1,272)	(62,172)
Contract benefits	(84,719)	(3,948)	-	-	-
Loan interest received	31,879	23,337	4,427	97	931
Transfers for policy loans	467,964	(286,032)	(54,043)	(27)	(21,647)
Contract charges	(1,737,444)	(1,310,295)	(317,175)	(30,216)	(65,624)
Other	2,463	261	1,104	48	298

Total net accumulation unit transactions	(3,583,844)	33,055	1,272,427	205,595	258,279

Increase (decrease) in net assets	(2,985,661)	2,737,069	1,634,303	283,458	326,916

Net assets, beginning of period	17,795,631	17,754,345	3,199,506	377,672	727,010

Net assets, end of period	$ 14,809,970	$ 20,491,414	$ 4,833,809	$ 661,130	$ 1,053,926

The accompanying notes are an integral part of these financial statements.

F-90

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$ 59,712	$ 353,203	$ (82,453)	$ 402,536	$ 413,335

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	1,187,569	1,747,884	-	-	-
Net realized gain (loss) from shares sold	1,504,208	983,670	1,270,973	3,273	3,491,263
Net unrealized appreciation (depreciation)
on investments	(1,300,360)	(536,000)	(192,716)	182,959	2,882,401

Net realized and unrealized
gain (loss) on investments	1,391,417	2,195,554	1,078,257	186,232	6,373,664

Increase (decrease) in net assets
resulting from operations	1,451,129	2,548,757	995,804	588,768	6,786,999

Accumulation unit transactions:
Participant deposits	1,930,134	1,683,977	2,429,393	822,036	7,836,401
Transfers between investment
sub-accounts and general account, net	177,220	(364,171)	(728,877)	(59,593)	(916,294)
Net surrenders and lapses	(826,145)	(820,158)	(1,142,200)	(380,325)	(3,144,219)
Contract benefits	(40,292)	(17,721)	(40,214)	(63,638)	(594,130)
Loan interest received	24,603	25,784	51,396	7,357	69,485
Transfers for policy loans	(220,510)	(144,845)	(278,638)	(199,250)	(702,134)
Contract charges	(1,044,105)	(1,217,596)	(1,308,754)	(476,269)	(3,879,990)
Other	(2,682)	(68)	(804)	(170)	(5,261)

Total net accumulation unit transactions	(1,777)	(854,798)	(1,018,698)	(349,852)	(1,336,142)

Increase (decrease) in net assets	1,449,352	1,693,959	(22,894)	238,916	5,450,857

Net assets, beginning of period	13,500,821	13,836,635	17,512,332	5,842,145	47,558,614

Net assets, end of period	$ 14,950,173	$ 15,530,594	$ 17,489,438	$ 6,081,061	$ 53,009,471

The accompanying notes are an integral part of these financial statements.

F-91

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Net investment income (loss)	$ 219,418	$ (14,364)	$ 5,970	$ (66,096)	$ (35,076)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	16,601	226,905	85,456	-	472,443
Net realized gain (loss) from shares sold	(140,558)	92,552	1,664,660	374,308	87,651
Net unrealized appreciation (depreciation)
on investments	141,238	(62,899)	490,844	707,120	(58,176)

Net realized and unrealized
gain (loss) on investments	17,281	256,558	2,240,960	1,081,428	501,918

Increase (decrease) in net assets
resulting from operations	236,699	242,194	2,246,930	1,015,332	466,842

Accumulation unit transactions:
Participant deposits	1,213,258	432,999	1,736,187	1,201,629	566,269
Transfers between investment
sub-accounts and general account, net	140,783	765,638	(102,917)	(280,492)	(115,406)
Net surrenders and lapses	(482,474)	(124,745)	(793,159)	(503,469)	(267,660)
Contract benefits	(2,825)	(2,842)	(29,935)	(8,484)	(1,206)
Loan interest received	13,465	1,998	27,555	20,425	3,139
Transfers for policy loans	(51,602)	(60,513)	(226,073)	(114,045)	(51,072)
Contract charges	(642,290)	(185,378)	(918,624)	(590,257)	(299,222)
Other	322	310	(1,889)	(105)	(623)

Total net accumulation unit transactions	188,637	827,467	(308,855)	(274,798)	(165,781)

Increase (decrease) in net assets	425,336	1,069,661	1,938,075	740,534	301,061

Net assets, beginning of period	6,771,097	1,731,568	13,269,426	7,498,810	4,216,288

Net assets, end of period	$ 7,196,433	$ 2,801,229	$ 15,207,501	$ 8,239,344	$ 4,517,349

The accompanying notes are an integral part of these financial statements.

F-92

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was
established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Asset
Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March
11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate
Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for
National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (“ACVP”),
Dreyfus Variable Investment Fund, DWS Variable Series II (formerly Scudder Variable Series II), DWS VIP Funds
(formerly Scudder VIT Funds), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II,
Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, SVPT, T Rowe
Price Equity Series, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust. Net
premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market
Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life)
through participant transfers.

There are fifty-four sub-accounts within the Variable Account as of December 31, 2007. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-
account.

In 2007, Franklin Templeton Real Estate Fund was renamed the Franklin Templeton Global Real Estate Fund.

During 2006, the assets of the SVPT Growth Index Fund were merged into the SVPT Mid Cap Growth Fund.

During 2005, Wells Fargo purchased the Strong Variable Insurance Funds whose funds were merged into newly organized funds within the Wells Fargo Variable Trust Funds which substantially retained their prior objectives and characteristics.

On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences
Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology
Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc (“MSF”) were merged into two series of the Gartmore Variable Insurance Trust (“GVIT”). The GVIT Government Bond Fund and JP Morgan GVIT
Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and
SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund,
respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

These financial statements have been prepared in conformity with accounting principles generally accepted in the
United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements.

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health
Sciences Fund), AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap
Portfolio, Alger American Small Capitalization Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection
Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus
Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially
Responsible Growth Fund, DWS Dreman High Return Equity Portfolio (formerly Scudder Dreman High Return
Equity Portfolio), DWS Dreman Small Cap Value Portfolio (formerly Scudder Dreman Small Cap Value Portfolio),
DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund), DWS Small Cap Index Fund (formerly
Scudder Small Cap Index Fund), Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares
Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin
Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company
Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio,
Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano
Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger
Berman Partners Portfolio, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap
Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T
Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF
Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF
Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, Wells Fargo Discovery, and
Wells Fargo Opportunity. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest
is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31,
2007, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets.
The investment manager currently waives all or a portion of its management fees for some of the sub-accounts.
The effective advisory fee rates paid by the sub-accounts in 2007, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2007.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

F-95

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
3.25% of each premium
	Upon receipt of premium		Deducted from Premium
Premium Tax Charge		payment(2.0% for qualified
	payment		Payment
employee benefit plans)
Upon surrender or lapse of
	the Policy in Years 1 - 15,		Deducted from
$0 - $2 per $1000 of initial
Surrender Charge	or the 15 Policy Years		Accumulated Value upon
or increased Face Amount
	following an increase in		Surrender or Lapse
Face Amount
Upon surrender or lapse of
	the Policy during the first	$1.10 to $37.75 per $1000	Deducted from
Deferred Sales Charge	15 Policy Years, or	of initial or increased Face	Accumulated Value upon
	following an increase in	Amount	Surrender or Lapse
Face Amount
		Lesser of 2% of amount	Deducted from Withdrawal
Withdrawal Fees	Upon making a withdrawal	withdrawn or $25	Amount

		$25 per transfer in excess	Deducted from Transfer
Transfer Fees	Upon making a transfer	of 5 transfers in any one	Amount
Policy Year
At the end of each Policy
Loan Interest Spread	Year, or upon death,	1.3% - 2% annually of	Unit Liquidation from
	surrender or lapse, if	amount held as Collateral	Account Value
earlier
$25 maximum in New
Projection Report	At the time Report is		Unit Liquidation from
York, no maximum
Charge	requested		Account Value
elsewhere

	On the Date of Issue of the	Varies based on age of	Unit liquidation from
Cost of Insurance	Policy and on each	Insured and Duration of	Account Value
	Monthly Policy Date	Policy

		Annual rate of 0.90% of	Deducted from sub-
Mortality and Expense		the average daily net
	Deducted Daily		accounts as a Reduction
Risk Fees		assets of each subaccount	in Unit Value
of the Separate Account

	On the Date of Issue of the	$7.50 per month, plus	Unit liquidation from
Administrative Fees	Policy and on each	$0.07 per $1000 of Face	Account Value
	Monthly Policy Date	Amount

	On the Date of Issue of the	Amount varies depending	Unit liquidation from
Riders	Policy and on each	on the specifics of the	Account Value
	Monthly Policy Date	Policy

F-96

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
	Upon receipt of	7.40% - 10.40%	Deducted from Premium
Premium Expense Charge	Premium Payment	depending on Policy Year	Payment
Based on Joint Age at
	Upon surrender or lapse	issue or time of increase;
	before the end of Policy		Deducted from
Level up to 5 years,
Surrender Charge	Year 10, or the ten years		Accumulated Value upon
declines thereafter each
	after an increase in the		Surrender or Lapse
month by 1/60 of initial
	Basic Coverage	surrender charge
	On the Date of Issue of	Varies based on Net
Cost of Insurance Charge	the Policy and on each	amount at Risk, age of the	Unit Liquidation from
	Monthly Policy Date	insureds and other factors	Account Value

	On the Date of Issue of	0.75% - 0.90% in Policy	Unit Liquidation from
Variable Account Charge	the Policy and on each	Years 1 - 10; 0.25% -	Account Value
	Monthly Policy Date	0.35% after Policy Year 10
$15.00 plus $0.08 per
	On the Date of Issue of	$1000 of basic coverage	Unit Liquidation from
Administrative Charge	the Policy and on each	in Policy Years 1 - 10;	Account Value
	Monthly Policy Date	$7.50 after Policy Year 10
	Upon making a	The lesser of 2% of the	Deducted from the
Withdrawal Charge	Withdrawal	Withdrawal amount or $25	Withdrawal amount

		$25 per transfer in excess	Deducted from the
Transfer Charge	Upon making a Transfer	of 12 transfers in any one	Transfer amount
Policy Year
At the end of each Policy
Loan Interest Spread	Year, or upon death,	1.3% - 2% annually of	Unit Liquidation from
	surrender or lapse, if	amount held as Collateral	Account Value
earlier
$25 maximum in New
	At the time Report is		Pro-Rata Unit Liquidation
Projection Report Charge		York, no maximum
	requested		from Account Value
elsewhere

	On the Date of Issue of	Amount varies depending	Unit Liquidation from
Riders	the Policy and on each	on the specifics of the	Account Value
	Monthly Policy Date	Policy

F-97

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
5% - 15% of Premiums paid
during the Policy Year up to
the Target Premium, plus
	Upon receipt of		Deducted from Premium
Distribution Charge		2.5% of Premiums paid in
	Premium Payment		Payment
excess of the Target
Premium, depending on the
Policy Year
Amount varies by State, and
	Upon receipt of	may range from 2% to as	Deducted from Premium
Premium Tax Charge	Premium Payment	high as 12% for certain	Payment
jurisdictions in Kentucky

	On the Date of Issue of	Varies based on age of	Unit liquidation from
Cost of Insurance	the Policy and on each	Insured and Duration of the	Account Value
	Monthly Policy Date	Policy
	On the Date of Issue of	Currently $5.50 per month;
Policy Administration			Unit liquidation from
	the Policy and on each	Guaranteed not to exceed
Charge			Account Value
	Monthly Policy Date	$8.00 per month
	On the Date of Issue of	$1.67 per month in Policy
Underwriting Charge	the Policy and on each	Year 1, and $3.75 per month	Unit liquidation from
	Monthly Policy Date	in Policy Years 2 – 5	Account Value
Annual rate of 0% - 0.22% of
		the average daily net assets	Deducted from sub-
Mortality and Expense		of each sub-account of the
	Deducted Daily		accounts as a reduction
Risk Charge		Separate Account;	in Unit Value
Guaranteed not to exceed
Annual rate of 0.60%

Separate Account			Deducted from sub-
Administration Charge	Deducted Daily	Annual Rate of 0.10%	accounts as a reduction
in Unit Value

		$25 per Transfer in excess of	Deducted from Transfer
Transfer Charge	Upon making a Transfer	12 transfers in any one Policy	amount
Year

	On the Date of Issue of	Amount varies depending on	Unit liquidation from
Riders	the Policy and on each	the specifics of the Policy	Account Value
Monthly Policy Date

F-98

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS The number of shares held and cost for each of the portfolios at December 31, 2007 are set forth below:

Portfolio		Shares	Cost

AIM Variable Insurance Funds
Dynamics Fund		85,132	$ 1,214,543
Global Health Care Fund		122,912	2,447,532
Technology Fund		115,752	1,482,690

Alger American Fund
Growth Portfolio		324,238	12,012,401
Leveraged AllCap Portfolio		52,277	2,037,181
Small Capitalization Portfolio		366,456	8,010,821

American Century Variable Portfolios
Income & Growth Portfolio		563,334	4,245,748
Inflation Protection		262,408	2,668,811
International Portfolio		422,870	4,024,167
Ultra Portfolio		9,792	102,379
Value Portfolio		1,576,710	12,583,803
Vista Portfolio		149,693	2,498,487

Dreyfus Variable Investment Fund
Appreciation Portfolio		18,872	822,354
Developing Leaders		1,813	70,459
Quality Bond Portfolio		16,644	186,459
Socially Responsible Growth Fund		13,392	349,950

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		30,055	417,991
Dreman Small Cap Value Portfolio		189,194	3,979,654

DWS VIP Funds	(1)
Equity 500 Index Fund		101,150	1,312,010
Small Cap Index Fund		30,504	462,005

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		275,700	4,774,127
Mutual Shares Securities Fund		63,862	1,247,620
Global Real Estate Fund	(2)	61,009	1,897,310
Small Capitalization Fund		10,186	225,046
Small Cap Value Securities Fund		35,606	649,220

JP Morgan Series Trust II
International Equity Portfolio		337,440	4,661,403
Small Company Portfolio		99,644	1,648,433

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		214,189	2,392,456
Emerging Markets Equity Portfolio		37,148	790,935
High Yield Portfolio		6,342	85,769
US Real Estate Portfolio		12,703	327,383

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

(2)	Formerly the Franklin Real Estate Fund.

F-99

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued) The number of shares held and cost for each of the portfolios at December 31, 2007 are set forth below:

Portfolio		Shares	Cost

Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio		191,788	$ 2,795,988
Limited Maturity Portfolio		293,377	3,769,688
Mid Cap Growth Portfolio		15,862	388,483
Partners Portfolio		180,597	3,711,009

Sentinel Variable Products Trust
Balanced Fund		383,210	4,629,997
Bond Fund		632,446	6,356,952
Common Stock Fund		2,709,877	32,530,408
Mid Cap Growth Fund	(3)	991,699	9,261,604
Money Market Fund		7,559,914	7,559,914
Small Company Fund		1,528,825	22,279,865

T Rowe Price Equity Series
Blue Chip Growth Portfolio		431,703	4,406,837
Equity Income Portfolio		41,288	1,004,772
Health Sciences Portfolio		55,621	715,947

Variable Insurance Product Funds
Contrafund Portfolio		611,219	17,789,554
Equity Income Portfolio		706,973	17,704,582
Growth Portfolio		439,854	14,726,196
High Income Portfolio		1,035,062	6,662,251
Index 500 Portfolio		319,962	45,023,667
Investment Grade Bond Portfolio		619,313	7,756,870
Mid Cap Portfolio		93,164	3,154,734
Overseas Portfolio		745,154	15,102,225

Wells Fargo Variable Trust Funds
Discovery		472,704	6,699,730
Opportunity		242,335	5,490,720

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The cost also represents the aggregate cost for federal income tax purposes.

F-100

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2007 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds

AIM Variable Insurance Funds
Dynamics Fund		$ 290,123	$ 496,785
Global Health Care Fund		566,147	678,042
Technology Fund		393,608	459,346

Alger American Fund
Growth Portfolio		2,397,894	3,633,477
Leveraged AllCap Portfolio		931,139	528,538
Small Capitalization Portfolio		1,628,030	2,527,075

American Century Variable Portfolios
Income & Growth Portfolio		1,102,357	1,110,686
Inflation Protection		1,140,756	464,204
International Portfolio		1,752,218	1,153,058
Ultra Portfolio		27,934	11,412
Value Portfolio		4,329,398	3,000,948
Vista Portfolio		1,253,129	2,259,341

Dreyfus Variable Investment Fund
Appreciation Portfolio		933,661	3,211,461
Developing Leaders		37,191	11,693
Quality Bond Portfolio		125,212	85,526
Socially Responsible Growth Fund		95,607	106,098

DWS Variable Series II	(1)
Dreman High Return Equity Portfolio		109,826	57,785
Dreman Small Cap Value Portfolio		3,145,060	644,741

DWS VIP Funds	(1)
Equity 500 Index Fund		175,365	497,616
Small Cap Index Fund		365,022	173,333

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		2,056,734	985,286
Mutual Shares Securities Fund		525,154	280,754
Global Real Estate Fund	(2)	943,552	581,770
Small Capitalization Fund		109,280	37,519
Small Cap Value Securities Fund		308,312	332,300

JP Morgan Series Trust II
International Equity Portfolio		2,582,304	1,036,725
Small Company Portfolio		431,725	442,598

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		2,629,388	329,264
Emerging Markets Equity Portfolio		755,259	140,938
High Yield Portfolio		18,383	7,350
US Real Estate Portfolio		149,107	227,525

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

(2)	Formerly the Franklin Real Estate Fund.
F-101

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued) Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2007 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds

Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio		$ 1,055,075	$ 679,583
Limited Maturity Portfolio		1,551,268	730,871
Mid Cap Growth Portfolio		241,363	120,162
Partners Portfolio		1,078,795	1,018,010

Sentinel Variable Products Trust
Balanced Fund		1,248,009	1,017,484
Bond Fund		1,808,251	1,547,948
Common Stock Fund		9,227,099	7,124,167
Mid Cap Growth Fund	(3)	1,744,272	2,712,779
Money Market Fund		7,287,612	14,537,668
Small Company Fund		5,641,194	4,333,845

T Rowe Price Equity Series
Blue Chip Growth Portfolio		1,798,095	2,159,299
Equity Income Portfolio		525,981	152,744
Health Sciences Portfolio		434,626	802,708

Variable Insurance Product Funds
Contrafund Portfolio		7,022,562	3,260,808
Equity Income Portfolio		6,136,418	3,243,704
Growth Portfolio		3,265,493	5,261,219
High Income Portfolio		1,886,735	1,430,604
Index 500 Portfolio		10,288,823	11,761,495
Investment Grade Bond Portfolio		2,561,761	1,874,237
Mid Cap Portfolio		1,351,608	921,783
Overseas Portfolio		6,494,343	3,870,020

Wells Fargo Variable Trust Funds
Discovery		1,361,573	1,882,358
Opportunity		2,337,917	1,112,606

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.
F-102

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
		Dynamics		Global Health Care				Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	146,960.78	19,372.68	25,871.93	242,414.16	16,861.25	25,763.61	337,298.27	5,240.53	51,317.04
Units issued	15,138.65	321.78	6,603.96	40,140.04	683.75	2,150.34	64,655.48	442.46	5,628.89
Units Transferred	(6,700.75)	(5,569.50)	1,914.55	(10,500.93)	9.14	(5,706.42)	(12,367.64)	(30.20)	(27,456.52)
Units redeemed	(20,939.03)	(221.17)	(5,973.33)	(36,696.13)	(979.77)	(269.30)	(56,392.40)	(238.94)	(1,701.89)
Ending balance	134,459.65	13,903.79	28,417.11	235,357.14	16,574.37	21,938.23	333,193.71	5,413.85	27,787.52

	Alger American Fund			Alger American Fund			Alger American Fund
		Growth		Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	626,615.23	20,570.35	23,671.37	136,089.44	7,062.04	70,907.42	694,956.09	15,508.82	11,564.16
Units issued	69,412.16	1,528.79	1,471.28	21,523.80	1,429.36	9,286.89	60,351.82	113.82	911.26
Units transferred	(25,845.71)	(1,626.23)	206.75	21,301.57	3,872.34	22,975.71	(16,856.53)	(3,764.10)	853.66
Units redeemed	(97,341.53)	(1,088.35)	(872.23)	(24,108.52)	(419.37)	(1,669.41)	(92,781.38)	(249.36)	(456.53)
Ending balance	572,840.15	19,384.56	24,477.17	154,806.29	11,944.37	101,500.61	645,670.00	11,609.18	12,872.55
	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection				International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	272,398.45	38,155.66	42,467.27	162,617.08	13,288.97	69,977.16	225,619.35	10,883.61	-
Units issued	35,058.64	3,378.05	2,392.19	34,514.02	7,125.13	-	44,180.61	2,756.06	-
Units transferred	5,533.61	(5,157.13)	1,788.47	22,447.04	13,528.28	-	16,491.76	2,811.29	-
Units redeemed	(33,198.05)	(3,413.13)	(13,083.37)	(22,490.56)	(2,768.00)	(1,244.99)	(30,145.52)	(1,028.51)	-
Ending balance	279,792.65	32,963.45	33,564.56	197,087.58	31,174.38	68,732.17	256,146.20	15,422.45	-

F-103

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	4,781.78	3,132.95	-	463,154.91	46,852.78	128,326.16	242,497.80	10,046.61	-
Units issued	978.86	307.35	-	71,630.41	4,417.26	6,526.24	35,796.96	1,217.79	-
Units Transferred	178.64	628.28	-	22,898.45	2,920.39	(32, 778.86)	(75,637.57)	(973.78)	-
Units redeemed	(373.06)	(289.13)	-	(61,148.76)	(2,450.91)	(12,076.84)	(23,104.30)	(706.32)	-
Ending balance	5,566.22	3,779.45	-	496,535.01	51,739.52	89,996.70	179,552.89	9,584.30	-
	Dreyfus Variable Investment Fund Appreciation			Dreyfus Variable Investment Fund Developing Leaders			Dreyfus Variable Investment Fund Quality Bond

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	238,561.89	7,264.56	-	3,930.11	-	-	12,253.35	1,142.22	-
Units issued	32,856.69	1,439.58	-	1,708.02	-	-	3,127.23	-	-
Units transferred	(191,951.74)	(1,968.90)	-	750.19	-	-	2,368.74	-	-
Units redeemed	(20,713.71)	(1,153.56)	-	(744.90)	-	-	(2,338.73)	(194.50)	-
Ending balance	58,753.13	5,581.68	-	5,643.42	-	-	15,410.59	947.72	-
		Dreyfus Variable
	Investment Fund Socially Responsible Growth				DWS		DWS Dreman Small Cap Value (1)
				Dreman High Return Equity (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	42,843.51	1,621.24	13,903.19	28,419.21	-	-	94,237.43	4,349.37	-
Units issued	7,166.46	50.66	1,299.94	3,276.23	-	-	24,318.04	2,080.37	-
Units transferred	(620.37)	-	(428.88)	2,040.58	-	-	117,053.41	10,487.78	-
Units redeemed	(7,679.28)	(39.53)	(1,047.75)	(1,979.25)	-	-	(20,110.29)	(720.12)	-
Ending balance	41,710.32	1,632.37	13,726.50	31,756.77	-	-	215,498.59	16,197.40	-

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product							Franklin Templeton Variable Insurance Products Trust Foreign Securities
BP = Benefit Provider Product	DWS VIP Funds Equity 500 Index (1)			DWS VIP Funds
				Small Cap Index (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	114,730.14	-	-	14,404.27	252,143.07	18,023.51	-
Units issued	-	-	11,201.55	-	-	1,758.23	44,108.75	4,889.68	-
Units Transferred	-	-	(18,470.96)	-	-	19,397.75	21,419.40	10,743.87	-
Units redeemed	-	-	(24,669.18)	-	-	(8,605.17)	(30,202.42)	(1,427.81)	-
Ending balance	-	-	82,791.55	-	-	26,955.08	287,468.80	32,229.25	-
	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable Insurance Products Trust Small Capitalization
	Insurance Products Trust			Insurance Products Trust
	Mutual Shares Securities			Global Real Estate (2)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	69,236.47	6,376.77	-	84,906.32	7,680.18	-	12,295.00	591.71	-
Units issued	9,381.49	1,078.12	-	15,048.71	371.29	-	3,148.06	99.37	-
Units transferred	9,886.82	193.32	-	13,371.13	2,258.64	-	2,850.31	-	-
Units redeemed	(7,209.62)	(308.04)	-	(17,485.53)	(419.66)	-	(1,549.55)	(229.11)	-
Ending balance	81,295.16	7,340.17	-	95,840.63	9,890.45	-	16,743.82	461.97	-
	Franklin Templeton Variable
	Insurance Products Trust			JP Morgan Series Trust II International Equity			JP Morgan Series Trust II Small Company
	Small Cap Value Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	40,260.12	5,222.17	-	211,123.78	18,394.97	10,985.12	78,633.20	21,893.72	2,506.13
Units issued	5,662.96	1,508.43	-	33,598.24	1,321.90	2,676.95	7,590.71	1,522.08	268.03
Units transferred	(1,487.37)	77.61	-	14,893.60	2,768.37	66,240.91	1,299.82	(4,605.48)	(451.48)
Units redeemed	(9,181.14)	(465.37)	-	(29,461.44)	(1,583.96)	(833.99)	(8,401.16)	(2,388.19)	(25.46)
Ending balance	35,254.57	6,342.84	-	230,154.18	20,901.28	79,068.99	79,122.57	16,422.13	2,297.22

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

(2)	Formerly the Franklin Real Estate Fund

F-105

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
BP = Benefit Provider Product	Institutional Funds			Institutional Funds Emerging Markets			Institutional Funds
	Core Plus Fixed Income							High Yield
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	61,501.32	-	-	72,806.65	-	-	61,922.11
Units issued	-	-	52,578.57	-	-	5,538.91	-	-	7,320.09
Units transferred	-	-	1,447,331.10	-	-	220,250.52	-	-	(2,405.39)
Units redeemed	-	-	(5,522.61)	-	-	(25,689.41)	-	-	(1,144.91)
Ending balance	-	-	1,555,888.38	-	-	272,906.67	-	-	65,691.90
	Morgan Stanley Universal			Neuberger Berman Advisors			Neuberger Berman Advisors
	Institutional Funds			Management Trust			Management Trust
		US Real Estate			Fasciano			Limited Maturity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	123,856.08	198,687.26	8,693.66	-	267,744.16	14,705.29	-
Units issued	-	-	6,288.58	38,243.84	3,523.57	-	54,968.84	4,123.87	-
Units transferred	-	-	(19,901.62)	14,601.50	2,425.77	-	40,257.37	14,893.88	-
Units redeemed	-	-	(21,252.75)	(26,957.31)	(663.20)	-	(41,480.78)	(2,582.75)	-
Ending balance	-	-	88,990.29	224,575.29	13,979.80	-	321,489.59	31,140.29	-
	Neuberger Berman Advisors			Neuberger Berman Advisors			Sentinel Variable
	Management Trust			Management Trust				Products Trust
		Mid Cap Growth			Partners			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	15,053.86	2,519.72	-	161,432.22	39,639.77	16,843.78	180,322.61	63,050.34	5,158.74
Units issued	2,886.41	269.97	-	18,467.29	2,197.71	1,398.23	26,845.76	4,336.26	255.06
Units transferred	8,611.48	(2,433.16)	-	(11,753.37)	(1,192.07)	(3,714.55)	(1,323.27)	218.94	152.78
Units redeemed	(1,655.05)	(114.94)	-	(18,483.24)	(2,077.08)	(359.64)	(26,453.96)	(11,115.65)	(83.25)
Ending balance	24,896.70	241.59	-	149,662.90	38,568.33	14,167.82	179,391.14	56,489.89	5,483.33

F-106

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable Products Trust Bond			Sentinel Variable Products Trust Common Stock			Sentinel Variable Products Trust Growth Index (3)
BP = Benefit Provider Product

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	320,016.34	42,429.92	3,908.19	1,415,501.50	73,573.59	20,189.30	-	-	-
Units issued	43,677.01	10,086.95	650.80	183,136.01	8,169.95	4,485.49	-	-	-
Units Transferred	12,502.08	(4,764.92)	(217.51)	37,577.74	4,397.85	53,748.99	-	-	-
Units redeemed	(52,452.26)	(6,057.84)	(63.43)	(210,895.02)	(6,809.09)	(893.93)	-	-	-
Ending balance	323,743.15	41,694.11	4,278.05	1,425,320.23	79,332.30	77,529.85	-	-	-
	Sentinel Variable Products Trust Mid Cap Growth			Sentinel Variable Products Trust Money Market			Sentinel Variable Products Trust Small Company

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	434,409.95	69,281.54	48,477.29	553,949.50	102,908.55	4,820,962.17	425,635.37	65,444.83	74,101.79
Units issued	49,652.83	5,217.30	3,994.38	173,086.23	30,645.43	81,558.39	55,099.80	2,936.75	4,954.56
Units transferred	(16,299.77)	(4,594.11)	(4,015.82)	(139,641.11)	1,255.99	(4,114,961.44)	(10,497.13)	300.83	(8,124.57)
Units redeemed	(67,425.26)	(4,108.37)	(386.68)	(158,953.71)	(33,109.55)	(656,208.26)	(57,233.55)	(2,502.82)	(4,423.85)
Ending balance	400,337.75	65,796.36	48,069.17	428,440.91	101,700.42	131,350.86	413,004.49	66,179.59	66,507.93
	T Rowe Price Equity Series Blue Chip Growth			T Rowe Price Equity Series Equity Income			T Rowe Price Equity Series Health Sciences

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	371,306.64	21,863.23	-	44,136.98	4,392.91	-	78,302.40	5,685.50	-
Units issued	66,051.32	5,139.51	-	8,099.20	2,636.57	-	13,787.95	584.22	-
Units transferred	(50,379.41)	4,173.33	-	17,492.93	203.22	-	(38,395.51)	(861.42)	-
Units redeemed	(47,897.49)	(2,208.16)	-	(6,515.61)	(325.76)	-	(6,825.28)	(197.85)	-
Ending balance	339,081.06	28,967.91	-	63,213.50	6,906.94	-	46,869.56	5,210.45	-

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

F-107

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (conti				FOR THE YEAR ENDED DECEMBER 31, 2007

VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product		Product Funds			Product Funds			Product Funds
		Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	514,718.55	69,805.95	-	291,626.20	18,009.29	-	366,019.73	132,280.00	-
Units issued	53,879.23	5,316.29	-	29,875.40	1,613.54	-	39,124.87	9,130.10	-
Units transferred	(894.99)	(1,412.81)	-	34,629.52	2,263.86	-	(12,918.36)	(45,997.85)	-
Units redeemed	(66,130.45)	(3,138.34)	-	(41,190.88)	(829.62)	-	(52,944.56)	(6,938.45)	-
Ending balance	501,572.34	70,571.09	-	314,940.24	21,057.07	-	339,281.68	88,473.80	-
	Variable Insurance			Variable Insurance			Variable Insurance
		Product Funds			Product Funds			Product Funds
		High Income			Index 500		Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	177,852.95	54,253.41	-	1,224,228.80	636,799.54	-	414,177.80	69,278.91	345,244.51
Units issued	21,639.54	4,255.71	-	157,494.89	46,564.28	-	73,688.81	10,323.38	21,621.82
Units transferred	2,987.92	(7,434.93)	-	(24,707.18)	(24,058.18)	-	29,302.06	(4,361.79)	60,615.05
Units redeemed	(22,097.10)	(4,754.06)	-	(199,353.63)	(55,840.90)	-	(69,758.51)	(3,491.06)	(112,219.47)
Ending balance	180,383.31	46,320.13	-	1,157,662.88	603,464.74	-	447,410.16	71,749.44	315,261.91
	Variable Insurance			Variable Insurance				Wells Fargo
		Product Funds			Product Funds		Variable Trust Funds
		Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	163,506.72	10,074.54	-	403,893.06	79,034.81	386,019.88	460,989.98	46,740.44	29,538.49
Units issued	27,197.93	2,378.08	-	39,886.54	6,315.88	26,024.73	54,370.37	2,205.51	3,373.74
Units transferred	7,928.07	(1,291.03)	-	48,381.72	7,271.50	55,852.55	(19,130.73)	(2,556.76)	1,878.54
Units redeemed	(27,386.40)	(342.37)	-	(65,127.46)	(5,402.75)	(33,155.21)	(62,883.62)	(5,467.83)	(692.21)
Ending balance	171,246.32	10,819.22	-	427,033.86	87,219.44	434,741.95	433,346.00	40,921.36	34,098.56

F-108

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company NOTES TO THE FINANCIAL STATEMENTS (continued NOTE 6 - CHANGES IN UNITS (continued)

FOR THE YEAR ENDED DECEMBER 31, 2007

VT = VariTrak Product
EP = Estate Provider Product		Wells Fargo
BP = Benefit Provider Product	Variable Trust Funds
		Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	175,603.69	30,602.42	12,956.49
Units issued	18,916.86	2,856.74	1,368.88
Units transferred	(6,475.95)	(2,211.99)	16,335.91
Units redeemed	(21,686.31)	(1,677.12)	(524.20)
Ending balance	166,358.29	29,570.05	30,137.08

F-109

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
		Dynamics		Global Health Care				Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	145,322.37	19,340.06	24,421.27	227,540.39	16,478.45	24,262.24	325,765.07	6,910.65	47,427.46
Units issued	18,619.02	200.55	7,043.44	49,136.00	1,333.43	3,140.80	66,478.32	704.09	7,927.34
Units transferred	(3,147.48)	(45.45)	24.63	1,464.04	5.16	34.15	(5,235.09)	(412.45)	39.34
Units redeemed	(13,833.13)	(122.48)	(5,617.41)	(35,726.27)	(955.79)	(1,673.58)	(49,710.03)	(1,961.76)	(4,077.10)
Ending balance	146,960.78	19,372.68	25,871.93	242,414.16	16,861.25	25,763.61	337,298.27	5,240.53	51,317.04

	Alger American Fund			Alger American Fund			Alger American Fund
		Growth		Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	668,877.90	19,015.98	24,575.64	134,929.26	6,735.28	24,968.33	750,611.80	18,085.98	8,529.08
Units issued	95,177.77	1,942.96	2,359.83	20,130.49	619.03	6,742.49	76,819.85	792.53	672.80
Units transferred	(22,185.48)	580.64	(2,366.94)	(6,955.14)	(22.05)	40,247.39	(21,747.48)	(3,018.85)	2,700.82
Units redeemed	(115,254.96)	(969.23)	(897.16)	(12,015.17)	(270.22)	(1,050.79)	(110,728.08)	(350.84)	(338.54)
Ending balance	626,615.23	20,570.35	23,671.37	136,089.44	7,062.04	70,907.42	694,956.09	15,508.82	11,564.16
	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection				International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	283,011.53	41,767.48	175,652.52	124,440.40	5,172.13	62,873.52	176,818.94	5,736.79	-
Units issued	44,583.13	3,806.85	2,948.60	31,797.30	1,066.84	8,513.54	41,848.05	1,312.02	-
Units transferred	(13,342.82)	(2,805.18)	4,549.39	34,756.32	7,754.34	-	37,335.68	4,403.21	-
Units redeemed	(41,853.39)	(4,613.49)	(140,683.24)	(28,376.94)	(704.34)	(1,409.90)	(30,383.32)	(568.41)	-
Ending balance	272,398.45	38,155.66	42,467.27	162,617.08	13,288.97	69,977.16	225,619.35	10,883.61	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
		Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	6,320.98	2,999.58	-	452,544.11	50,755.33	136,553.05	177,627.79	4,730.00	-
Units issued	1,196.32	356.34	-	85,094.21	5,618.45	8,279.07	44,155.35	1,345.82	-
Units transferred	(2,282.28)	42.43	-	(9,234.90)	(2,002.08)	(6,696.52)	57,771.84	4,376.84	-
Units redeemed	(453.24)	(265.40)	-	(65,248.51)	(7,518.92)	(9,809.44)	(37,057.18)	(406.05)	-
Ending balance	4,781.78	3,132.95	-	463,154.91	46,852.78	128,326.16	242,497.80	10,046.61	-
		Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
		Appreciation		Developing Leaders				Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	177,936.62	3,901.65	-	2,555.34	340.10	-	8,846.22	1,311.44	-
Units issued	50,733.61	1,528.42	-	1,684.10	-	-	2,604.23	-	-
Units transferred	50,716.41	2,166.41	-	315.06	(340.10)	-	2,276.70	-	-
Units redeemed	(40,824.75)	(331.92)	-	(624.39)	-	-	(1,473.80)	(169.22)	-
Ending balance	238,561.89	7,264.56	-	3,930.11	-	-	12,253.35	1,142.22	-
		Dreyfus Variable
	Investment Fund				DWS			DWS
	Socially Responsible Growth			Dreman High Return Equity (1)			Dreman Small Cap Value (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	38,682.66	1,626.41	13,040.72	21,752.47	32.12	-	68,791.19	3,840.40	-
Units issued	8,292.82	38.64	3,442.58	4,554.23	129.88	-	17,033.77	1,151.17	-
Units transferred	819.95	-	-	3,861.61	(0.20)	-	23,126.19	(188.32)	-
Units redeemed	(4,951.92)	(43.81)	(2,580.11)	(1,749.10)	(161.80)	-	(14,713.72)	(453.88)	-
Ending balance	42,843.51	1,621.24	13,903.19	28,419.21	-	-	94,237.43	4,349.37	-

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product							Franklin Templeton Variable
BP = Benefit Provider Product		DWS VIP Funds			DWS VIP Funds		Insurance Products Trust
	Equity 500 Index (1)			Small Cap Index (1)			Foreign Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	109,140.40	-	-	15,286.73	194,715.70	12,301.93	-
Units issued	-	-	6,618.26	-	-	1,190.88	44,742.38	1,768.93	-
Units transferred	-	-	5,487.22	-	-	(2.57)	46,211.31	4,758.59	-
Units redeemed	-	-	(6,515.74)	-	-	(2,070.77)	(33,526.32)	(805.94)	-
Ending balance	-	-	114,730.14	-	-	14,404.27	252,143.07	18,023.51	-
	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Mutual Shares Securities				Real Estate		Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	45,725.45	2,272.95	-	68,188.72	8,057.19	-	7,080.48	622.52	-
Units issued	6,450.14	423.46	-	13,161.01	1,426.00	-	2,434.65	312.70	-
Units transferred	21,379.64	3,833.12	-	13,597.42	(1,087.53)	-	3,958.26	-	-
Units redeemed	(4,318.76)	(152.76)	-	(10,040.83)	(715.48)	-	(1,178.39)	(343.51)	-
Ending balance	69,236.47	6,376.77	-	84,906.32	7,680.18	-	12,295.00	591.71	-
	Franklin Templeton Variable
	Insurance Products Trust			JP Morgan Series Trust II			JP Morgan Series Trust II
	Small Cap Value Securities			International Equity				Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	37,336.77	4,847.77	-	196,854.63	21,013.44	12,621.61	89,983.76	24,620.67	3,354.63
Units issued	7,956.86	1,153.25	-	38,133.00	989.46	914.81	12,223.42	1,764.07	261.51
Units transferred	(1,153.19)	(222.81)	-	8,934.99	(2,149.57)	(1,699.11)	(8,651.34)	(216.65)	(197.41)
Units redeemed	(3,880.32)	(556.04)	-	(32,798.84)	(1,458.36)	(852.19)	(14,922.64)	(4,274.37)	(912.60)
Ending balance	40,260.12	5,222.17	-	211,123.78	18,394.97	10,985.12	78,633.20	21,893.72	2,506.13

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
BP = Benefit Provider Product	Institutional Funds			Institutional Funds			Institutional Funds
	Core Plus Fixed Income			Emerging Markets				High Yield
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	71,687.88	-	-	61,080.94	-	-	73,082.64
Units issued	-	-	9,583.76	-	-	1,302.30	-	-	7,876.42
Units transferred	-	-	(18,629.83)	-	-	11,644.56	-	-	(15,374.63)
Units redeemed	-	-	(1,140.49)	-	-	(1,221.15)	-	-	(3,662.32)
Ending balance	-	-	61,501.32	-	-	72,806.65	-	-	61,922.11
	Morgan Stanley Universal			Neuberger Berman Advisors			Neuberger Berman Advisors
	Institutional Funds			Management Trust			Management Trust
		US Real Estate			Fasciano			Limited Maturity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	94,981.87	140,636.74	5,274.71	-	195,123.95	5,268.51	-
Units issued	-	-	5,853.61	35,935.94	1,412.47	-	50,639.67	1,277.61	-
Units transferred	-	-	28,999.93	48,689.65	2,428.53	-	54,926.59	8,555.09	-
Units redeemed	-	-	(5,979.33)	(26,575.07)	(422.05)	-	(32,946.05)	(395.92)	-
Ending balance	-	-	123,856.08	198,687.26	8,693.66	-	267,744.16	14,705.29	-
	Neuberger Berman Advisors			Neuberger Berman Advisors			Sentinel Variable
	Management Trust			Management Trust				Products Trust
		Mid Cap Growth			Partners			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	4,185.22	232.28	-	148,605.68	42,069.13	11,178.49	214,292.89	65,595.74	4,392.58
Units issued	2,306.90	903.40	-	23,193.78	2,429.38	1,281.09	38,738.27	7,574.62	243.21
Units transferred	9,409.27	1,507.87	-	16,758.52	(2,700.82)	4,708.37	(9,493.19)	(566.72)	638.59
Units redeemed	(847.53)	(123.83)	-	(27,125.76)	(2,157.92)	(324.17)	(63,215.36)	(9,553.30)	(115.64)
Ending balance	15,053.86	2,519.72	-	161,432.22	39,639.77	16,843.78	180,322.61	63,050.34	5,158.74

F- 113

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable Products Trust Bond			Sentinel Variable Products Trust Common Stock			Sentinel Variable Products Trust Growth Index (2)
BP = Benefit Provider Product

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	302,015.86	41,671.01	4,945.99	1,383,478.15	70,832.70	19,476.76	133,454.67	3,520.11	127,126.91
Units issued	54,187.71	4,223.32	733.20	207,074.51	6,006.41	2,933.20	15,223.03	362.12	26,634.49
Units transferred	13,363.88	62.26	(1,489.38)	30,548.43	3,366.08	(1,761.50)	(137,219.03)	(3,722.61)	(151,249.17)
Units redeemed	(49,551.11)	(3,526.67)	(281.62)	(205,599.59)	(6,631.60)	(459.16)	(11,458.67)	(159.62)	(2,512.23)
Ending balance	320,016.34	42,429.92	3,908.19	1,415,501.50	73,573.59	20,189.30	-	-	-
	Sentinel Variable Products Trust Mid Cap Growth			Sentinel Variable Products Trust Money Market			Sentinel Variable Products Trust Small Company

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	462,998.94	66,907.14	49,889.47	750,957.47	118,927.50	5,504,282.89	420,901.77	64,104.49	84,426.42
Units issued	65,664.46	6,150.63	9,504.12	340,398.41	37,199.05	856,167.39	70,892.62	5,354.35	7,835.53
Units transferred	(27,288.67)	666.73	(8,815.32)	(242,008.57)	(7,263.97)	(50,313.02)	347.93	(367.54)	(11,271.86)
Units redeemed	(66,964.78)	(4,442.96)	(2,100.98)	(295,397.81)	(45,954.03)	(1,489,175.09)	(66,506.95)	(3,646.47)	(6,888.30)
Ending balance	434,409.95	69,281.54	48,477.29	553,949.50	102,908.55	4,820,962.17	425,635.37	65,444.83	74,101.79
	T Rowe Price Equity Series Blue Chip Growth			T Rowe Price Equity Series Equity Income			T Rowe Price Equity Series Health Sciences

Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	269,838.87	12,340.24	-	29,966.89	2,664.16	-	57,255.74	5,033.21	-
Units issued	71,074.28	2,393.44	-	5,740.63	530.91	-	16,606.40	1,125.22	-
Units transferred	75,603.17	8,155.20	-	10,498.68	1,558.32	-	16,692.94	(272.59)	-
Units redeemed	(45,209.68)	(1,025.65)	-	(2,069.22)	(360.48)	-	(12,252.68)	(200.34)	-
Ending balance	371,306.64	21,863.23	-	44,136.98	4,392.91	-	78,302.40	5,685.50	-

(2)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

F-114

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued
NOTE 6 - CHANGES IN UNITS (continued)
				FOR THE YEAR ENDED DECEMBER 31, 2006
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product		Product Funds			Product Funds			Product Funds
		Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	511,505.00	74,547.95	-	308,650.99	22,254.18	-	391,167.50	131,482.11	-
Units issued	73,822.93	7,824.37	-	35,313.81	2,199.32	-	55,665.05	5,985.28	-
Units transferred	11,344.12	(5,869.42)	-	(7,376.22)	(1,380.83)	-	(18,616.72)	1,712.71	-
Units redeemed	(81,953.50)	(6,696.95)	-	(44,962.38)	(5,063.38)	-	(62,196.10)	(6,900.10)	-
Ending balance	514,718.55	69,805.95	-	291,626.20	18,009.29	-	366,019.73	132,280.00	-
	Variable Insurance			Variable Insurance			Variable Insurance
		Product Funds			Product Funds			Product Funds
		High Income			Index 500		Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	188,606.84	57,321.68	-	1,275,070.55	622,351.15	-	406,594.47	61,846.15	360,921.86
Units issued	25,910.26	5,158.51	-	217,860.29	66,136.60	-	72,617.79	10,176.16	29,277.75
Units transferred	(2,079.39)	268.06	-	(24,406.12)	(9,738.99)	-	1,777.25	2,139.13	53,897.72
Units redeemed	(34,584.76)	(8,494.84)	-	(244,295.92)	(41,949.22)	-	(66,811.71)	(4,882.53)	(98,852.82)
Ending balance	177,852.95	54,253.41	-	1,224,228.80	636,799.54	-	414,177.80	69,278.91	345,244.51
	Variable Insurance			Variable Insurance				Wells Fargo
		Product Funds			Product Funds		Variable Trust Funds
		Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	114,317.96	5,614.66	-	421,466.58	76,305.21	317,960.47	474,171.08	49,407.92	32,164.89
Units issued	27,308.66	845.25	-	53,735.66	4,889.71	30,792.76	74,688.85	4,753.01	3,729.41
Units transferred	45,512.69	4,127.25	-	(8,838.28)	1,490.94	54,678.31	(11,468.93)	(2,330.21)	(4,471.29)
Units redeemed	(23,632.59)	(512.62)	-	(62,470.90)	(3,651.05)	(17,411.66)	(76,401.02)	(5,090.28)	(1,884.52)
Ending balance	163,506.72	10,074.54	-	403,893.06	79,034.81	386,019.88	460,989.98	46,740.44	29,538.49

F-115

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company NOTES TO THE FINANCIAL STATEMENTS (continued NOTE 6 - CHANGES IN UNITS (continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

VT = VariTrak Product
EP = Estate Provider Product		Wells Fargo
BP = Benefit Provider Product	Variable Trust Funds
		Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	183,192.87	30,870.56	13,715.02
Units issued	26,027.69	17,435.10	1,119.70
Units transferred	(4,647.73)	(4,526.06)	(495.56)
Units redeemed	(28,969.14)	(13,177.18)	(1,382.67)
Ending balance	175,603.69	30,602.42	12,956.49

F-116

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2007, 2006, 2005, 2004, and 2003 are shown below. Information for the years 2007, 2006, 2005, 2004, and 2003 reflect the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts. " Certain ratios presented for the prior years reflect the presentation used in the current year.

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2007	31, 2007		At December 31, 2007					2007		December 31, 2007
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		1,637,944	-	134,459.65	13,903.79	28,417.11	10.61	11.31	1.88	0.90%	0.22%	11.10%	12.20%	11.24%
Global Health Care Fund		2,957,254	-	235,357.14	16,574.36	21,938.22	11.48	12.24	2.36	0.90%	0.22%	10.81%	11.88%	10.80%
Technology Fund		1,747,859	-	333,193.72	5,413.85	27,787.51	5.04	5.37	1.48	0.90%	0.22%	6.78%	7.83%	7.25%
Alger American Fund
Growth Portfolio		15,975,209	0.34%	572,840.14	19,384.55	24,477.17	24.48	11.98	70.16	0.90%	0.22%	18.83%	19.92%	19.30%
Leveraged All Cap Portfolio		2,895,641	-	154,806.28	11,944.38	101,500.61	13.89	14.80	5.60	0.90%	0.22%	32.29%	33.45%	32.70%
Small Capitalization Portfolio		12,210,328	-	645,670.00	11,609.18	12,872.55	17.37	15.60	63.29	0.90%	0.22%	16.19%	17.21%	15.81%
American Century Variable
Portfolios
Income & Growth Portfolio		4,765,808	1.80%	279,792.65	32,963.47	33,564.55	14.14	15.23	9.19	0.90%	0.22%	-0.91%	-0.07%	-0.97%
Inflation Protection Portfolio		2,768,409	4.56%	197,087.58	31,174.38	68,732.17	11.70	12.09	1.24	0.90%	0.22%	8.74%	9.71%	9.73%
International Portfolio		5,015,237	0.61%	256,146.20	15,422.46	-	18.43	19.05	-	0.90%	0.22%	17.02%	18.03%	-
Ultra Portfolio		118,976	-	5,566.22	3,779.45	-	12.56	12.98	-	0.90%	0.22%	19.96%	20.97%	-
Value Portfolio		11,778,021	1.55%	496,535.01	51,739.53	89,996.70	19.36	18.92	13.16	0.90%	0.22%	-6.02%	-5.12%	-5.73%
Vista Portfolio		3,293,255	-	179,552.89	9,584.30	-	17.38	17.96	-	0.90%	0.22%	38.49%	39.77%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		846,606	2.44%	58,753.13	5,581.69	-	13.12	13.56	-	0.90%	0.22%	6.15%	7.11%	-
Developing Leaders Portfolio		58,618	0.65%	5,643.40	-	-	10.39	-	-	0.90%	0.22%	(11.80%)	–	-
Quality Bond Portfolio		184,415	4.64%	15,410.59	947.72	-	11.25	11.63	-	0.90%	0.22%	2.55%	3.56%	-
Socially Responsible Growth Fund		408,469	0.51%	41,710.33	1,632.37	13,726.50	8.44	8.99	3.05	0.90%	0.22%	6.84%	7.79%	6.64%
DWS Variable Series II
Dreman High Return Equity Portfolio	(a)	433,098	1.00%	31,756.77	-	-	13.64	-	-	0.90%	0.22%	-3.06%	-	-
Dreman Small Cap Value Portfolio	(a)	3,799,012	0.37%	215,498.60	16,197.39	-	16.36	16.91	-	0.90%	0.22%	1.74%	2.67%	-
DWS VIP Funds
Equity 500 Index Fund	(a)	1,570,852	1.53%	-	-	82,791.55	-	-	18.97	0.90%	0.22%	-	-	19.08%
Small Cap Index Fund	(a)	448,720	0.50%	-	-	26,955.09	-	-	16.65	0.90%	0.22%	-	-	-(14.92%)

(a) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

F-117

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2007	31, 2007			At December 31, 2007				2007		December 31, 2007
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		5,582,930	1.85%	287,468.80	32,229.25	-	17.40	17.99	-	0.90%	0.22%	14.40%	15.47%	-
Mutual Shares Securities Fund		1,289,364	1.40%	81,295.15	7,340.16	-	14.51	14.99	-	0.90%	0.22%	2.54%	3.45%	-
Global Real Estate Fund	(b)	1,523,391	2.28%	95,840.62	9,890.45	-	14.36	14.84	-	0.90%	0.22%	-21.57% -20.90%		-
Small Cap Fund		233,350	-	16,743.81	461.97	-	13.55	14.00	-	0.90%	0.22%	10.25%	11.20%	-
Small Cap Value Securities Fund		608,856	0.63%	35,254.56	6,342.83	-	14.56	15.05	-	0.90%	0.22%	-3.26%	-2.40%	-
JP Morgan Series Trust II
International Equity Portfolio		5,382,169	0.88%	230,154.19	20,901.28	79,068.99	15.76	15.99	17.98	0.90%	0.22%	8.39%	9.30%	8.77%
Small Company Portfolio		1,600,289	0.01%	79,122.57	16,422.13	2,297.22	16.52	14.98	20.62	0.90%	0.22%	-6.51%	-5.67%	-6.82%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		2,480,314	0.28%	-	-	1,555,888.38	-	-	1.59	0.90%	0.22%	-	-	4.61%
Emerging Markets Equity Portfolio		901,580	0.21%	-	-	272,906.67	-	-	3.30	0.90%	0.22%	-	-	40.43%
High Yield Portfolio		81,686	8.50%	-	-	65,691.89	-	-	1.24	0.90%	0.22%	-	-	3.33%
US Real Estate Portfolio		280,100	1.28%	-	-	88,990.29	-	-	3.15	0.90%	0.22%	-	-	(17.11%)
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,780,930	-	224,575.29	13,979.80	-	11.63	12.02	-	0.90%	0.22%	-0.43%	0.50%	-
Limited Maturity Portfolio		3,813,895	2.90%	321,489.59	31,140.29	-	10.78	11.14	-	0.90%	0.22%	3.75%	4.70%	-
Mid Cap Growth Portfolio		452,078	-	24,896.70	241.59	-	17.98	18.58	-	0.90%	0.22%	21.40%	22.56%	-
Partners Portfolio		3,751,000	0.62%	149,662.89	38,568.33	14,167.82	17.48	17.31	32.97	0.90%	0.22%	8.37%	9.35%	8.45%
Sentinel Variable Products Trust
Balanced Fund		4,790,129	2.31%	179,391.15	56,489.87	5,483.33	20.83	16.20	25.13	0.90%	0.22%	7.43%	8.43%	7.58%
Bond Fund		6,318,135	4.15%	323,743.15	41,694.10	4,278.05	17.18	16.47	16.54	0.90%	0.22%	6.11%	7.09%	6.71%
Common Stock Fund		38,805,442	1.14%	1,425,320.24	79,332.30	77,529.86	25.35	17.39	16.66	0.90%	0.22%	9.22%	10.20%	9.17%
Growth Index Fund	(c)	-	-	-	-	-	-	-	-	0.90%	0.22%	-	-	5.86%
Mid Cap Growth Fund		12,316,907	-	400,337.76	65,796.36	48,069.16	25.66	17.83	18.10	0.90%	0.22%	20.92%	21.96%	20.99%
Money Market Fund		7,559,914	5.11%	428,440.91	101,700.42	131,350.86	13.95	13.89	1.30	0.90%	0.22%	3.87%	4.75%	4.00%
Small Company Fund		21,372,971	0.59%	413,004.49	66,179.59	66,507.93	43.11	30.90	22.88	0.90%	0.22%	7.61%	8.61%	7.37%

(b)	Formerly the Franklin Real Estate Fund.

(c)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

F-118

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2007	31, 2007			At December 31, 2007				2007		December 31, 2007
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	5,050,930	0.08%	339,081.07	28,967.91	-	13.69	14.15	-	0.90%	0.22%	11.48%	12.57%	-
Equity Income Portfolio	976,452	1.51%	63,213.49	6,906.94	-	13.88	14.34	-	0.90%	0.22%	2.13%	3.02%	-
Health Sciences Portfolio	763,680	-	46,869.56	5,210.45	-	14.61	15.10	-	0.90%	0.22%	16.60%	17.69%	-
Variable Insurance Product Funds
Contrafund Portfolio	17,053,018	0.94%	501,572.34	70,571.10	-	30.64	23.88	-	0.90%	0.22%	16.55%	17.64%	-
Equity Income Portfolio	16,903,718	1.90%	314,940.24	21,057.09	-	52.64	15.45	-	0.90%	0.22%	0.61%	1.51%	-
Growth Portfolio	19,846,212	0.81%	339,281.67	88,473.81	-	54.13	16.72	-	0.90%	0.22%	25.83%	26.96%	-
High Income Portfolio	6,189,672	8.29%	180,383.31	46,320.13	-	31.41	11.31	-	0.90%	0.22%	1.88%	2.72%	-
Index 500 Portfolio	52,480,231	3.60%	1,157,662.87	603,464.74	-	37.50	15.02	-	0.90%	0.22%	4.49%	5.40%	-
Investment Grade Bond Portfolio	7,902,436	4.08%	447,410.16	71,749.44	315,261.90	14.00	14.92	1.80	0.90%	0.22%	3.40%	4.34%	4.05%
Mid Cap Portfolio	3,368,800	0.91%	171,246.32	10,819.22	-	18.47	19.08	-	0.90%	0.22%	14.58%	15.64%	-
Overseas Portfolio	18,867,291	3.31%	427,033.86	87,219.43	434,741.95	37.37	16.93	3.30	0.90%	0.22%	16.27%	17.33%	17.44%
Wells Fargo Variable Trust Funds
Discovery	9,506,076	-	433,346.01	40,921.34	34,098.56	17.95	19.98	26.74	0.90%	0.22%	21.28%	22.35%	21.16%
Opportunity	5,338,648	0.56%	166,358.28	29,570.05	30,137.08	20.37	20.38	44.71	0.90%	0.22%	5.71%	6.65%	5.77%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-119

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 7 - FINANCIAL HIGHLIGHTS

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006			At December 31, 2006				2006		December 31, 2006
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		1,642,070	-	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%
Global Health Care Fund		2,750,410	-	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology Fund		1,688,170	-	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth Portfolio		14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged All Cap Portfolio		1,805,763	-	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small Capitalization Portfolio		11,227,008	-	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable
Portfolios
Income & Growth Portfolio		4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation Protection Portfolio		1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International Portfolio		3,730,169	1.34%	225,619.35	10,883.61	-	15.75	16.14	-	0.90%	0.22%	23.92%	25.02%	-
Ultra Portfolio		83,687	-	4,781.78	3,132.95	-	10.47	10.73	-	0.90%	0.22%	-4.21%	-3.25%	-
Value Portfolio		12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista Portfolio		3,172,187	-	242,497.80	10,046.61	-	12.55	12.85	-	0.90%	0.22%	8.00%	8.99%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		3,040,234	1.35%	238,561.89	7,264.56	-	12.36	12.66	-	0.90%	0.22%	15.41%	16.47%	-
Developing Leaders Portfolio		46,313	0.33%	3,930.11	-	-	11.78	-	-	0.90%	0.22%	2.79%	–	-
Quality Bond Portfolio		147,186	4.51%	12,253.35	1,142.22	-	10.97	11.23	-	0.90%	0.22%	3.39%	4.27%	-
Socially Responsible Growth Fund		391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II
Dreman High Return Equity Portfolio	(d)	399,835	1.20%	28,419.21	-	-	14.07	-	-	0.90%	0.22%	17.15%	-	-
Dreman Small Cap Value Portfolio	(d)	1,586,715	0.33%	94,237.43	4,349.37	-	16.08	16.47	-	0.90%	0.22%	23.50%	24.58%	-
DWS VIP Funds
Equity 500 Index Fund	(d)	1,828,205	1.10%	-	-	114,730.14	-	-	15.93	0.90%	0.22%	-	-	15.69%
Small Cap Index Fund	(d)	281,916	0.63%	-	-	14,404.27	-	-	19.57	0.90%	0.22%	-	-	18.11%

(d) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

F-120

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2006	31, 2006			At December 31, 2006				2006		December 31, 2006
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		4,116,076	1.18%	252,143.07	18,023.51	-	15.21	15.58	-	0.90%	0.22%	20.33%	21.43%	-
Mutual Shares Securities Fund		1,071,787	1.17%	69,236.47	6,376.77	-	14.15	14.49	-	0.90%	0.22%	17.33%	18.38%	-
Real Estate Fund		1,699,039	1.86%	84,906.32	7,680.18	-	18.31	18.76	-	0.90%	0.22%	19.52%	20.64%	-
Small Cap Fund		158,567	-	12,295.00	591.71	-	12.29	12.59	-	0.90%	0.22%	7.71%	8.72%	-
Small Cap Value Securities Fund		686,529	0.60%	40,260.12	5,222.17	-	15.05	15.42	-	0.90%	0.22%	15.95%	17.00%	-
JP Morgan Series Trust II
International Equity Portfolio		3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small Company Portfolio		1,792,499	-	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		93,272	4.11%	-	-	61,501.32	-	-	1.52	0.90%	0.22%	-	-	3.40%
Emerging Markets Equity Portfolio		171,278	0.75%	-	-	72,806.65	-	-	2.35	0.90%	0.22%	-	-	35.84%
High Yield Portfolio		74,213	7.67%	-	-	61,922.11	-	-	1.20	0.90%	0.22%	-	-	8.11%
US Real Estate Portfolio		470,322	1.03%	-	-	123,856.08	-	-	3.80	0.90%	0.22%	-	-	37.18%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,424,607	-	198,687.26	8,693.66	-	11.68	11.96	-	0.90%	0.22%	4.29%	5.19%	-
Limited Maturity Portfolio		2,937,142	3.26%	267,744.16	14,705.29	-	10.39	10.64	-	0.90%	0.22%	3.28%	4.21%	-
Mid Cap Growth Portfolio		261,081	-	15,053.86	2,519.72	-	14.81	15.16	-	0.90%	0.22%	13.75%	14.67%	-
Partners Portfolio		3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced Fund		4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund		5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common Stock Fund		34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%
Growth Index Fund	(e)	-	-	-	-	-	-	-	-	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap Growth Fund		10,957,676	-	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money Market Fund		14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small Company Fund		20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(e) During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

F-121

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2006	31, 2006			At December 31, 2006				2006		December 31, 2006
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	4,833,809	0.22%	371,306.64	21,863.23	-	12.28	12.57	-	0.90%	0.22%	8.38%	9.30%	-
Equity Income Portfolio	661,130	1.30%	44,136.98	4,392.91	-	13.59	13.92	-	0.90%	0.22%	17.56%	18.67%	-
Health Sciences Portfolio	1,053,926	-	78,302.40	5,685.50	-	12.53	12.83	-	0.90%	0.22%	7.46%	8.45%	-
Variable Insurance Product Funds
Contrafund Portfolio	14,950,173	1.29%	514,718.55	69,805.95	-	26.29	20.30	-	0.90%	0.22%	10.69%	11.66%	-
Equity Income Portfolio	15,530,594	3.29%	291,626.20	18,009.29	-	52.32	15.22	-	0.90%	0.22%	19.13%	20.22%	-
Growth Portfolio	17,489,438	0.39%	366,019.73	132,280.00	-	43.02	13.17	-	0.90%	0.22%	5.88%	6.81%	-
High Income Portfolio	6,081,061	7.52%	177,852.95	54,253.41	-	30.83	11.01	-	0.90%	0.22%	10.23%	11.32%	-
Index 500 Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	-	35.89	14.25	-	0.90%	0.22%	14.70%	15.76%	-
Investment Grade Bond Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap Portfolio	2,801,229	0.27%	163,506.72	10,074.54	-	16.12	16.50	-	0.90%	0.22%	11.71%	12.70%	-
Overseas Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	-	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	-	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-122

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005			At December 31, 2005				2005		December 31, 2005
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,409,021	–	145,322.37	19,340.06	24,421.27	8.30	8.68	1.45	0.90%	0.22%	9.74%	10.75%	10.09%
Global Health Care Fund	(f) 2,480,229	–	227,540.40	16,478.45	24,262.24	9.93	10.40	2.02	0.90%	0.22%	7.14%	8.17%	7.91%
Technology Fund	1,493,914	–	325,765.07	6,910.65	47,427.46	4.31	4.51	1.25	0.90%	0.22%	1.37%	2.26%	1.50%
Alger American Fund
Growth Portfolio	14,776,860	–	668,877.90	19,015.98	24,575.64	19.76	9.50	55.98	0.90%	0.22%	11.04%	12.05%	11.68%
Leveraged All Cap Portfolio	1,349,211	–	134,929.26	6,735.28	24,968.33	8.88	9.29	3.54	0.90%	0.22%	13.42%	14.47%	14.13%
Small Capitalization Portfolio	10,019,725	–	750,611.80	18,085.98	8,529.08	12.57	11.09	45.27	0.90%	0.22%	15.83%	16.82%	16.52%
American Century Variable
Portfolios
Income & Growth Portfolio	5,412,905	1.94%	283,011.53	41,767.48	175,652.52	12.30	13.02	7.90	0.90%	0.22%	3.71%	4.65%	4.25%
Inflation Protection Portfolio	1,452,661	4.39%	124,440.40	5,172.13	62,873.52	10.66	10.82	1.12	0.90%	0.22%	0.93%	1.78%	1.25%
International Portfolio	2,322,154	0.80%	176,818.94	5,736.79	–	12.71	12.91	–	0.90%	0.22%	12.22%	13.21%	–
Ultra Portfolio	102,323	–	6,320.98	2,999.58	–	10.93	11.09	–	0.90%	0.22%	1.25%	2.21%	–
Value Portfolio	10,386,280	0.82%	452,544.11	50,755.33	136,553.05	17.52	16.81	11.77	0.90%	0.22%	4.13%	5.06%	4.68%
Vista Portfolio	2,118,951	–	177,627.79	4,730.00	–	11.62	11.79	–	0.90%	0.22%	7.15%	8.17%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio	1,947,303	0.01%	177,936.62	3,901.65	–	10.71	10.87	–	0.90%	0.22%	3.44%	4.39%	–
Developing Leaders Portfolio	33,235	–	2,555.34	340.10	–	11.46	11.63	–	0.90%	0.22%	4.83%	–	–
Quality Bond Portfolio	108,025	3.37%	8,846.22	1,311.44	–	10.61	10.77	–	0.90%	0.22%	1.57%	–	–
Socially Responsible Growth Fund	328,747	–	38,682.66	1,626.41	13,040.72	7.30	7.64	2.61	0.90%	0.22%	2.64%	3.64%	3.10%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	2,618,471	1.07%	194,715.70	12,301.93	–	12.64	12.83	–	0.90%	0.22%	9.22%	10.20%	–
Mutual Shares Securities Fund	579,114	0.72%	45,725.45	2,272.95	–	12.06	12.24	–	0.90%	0.22%	9.61%	10.55%	–
Real Estate Fund	1,170,255	1.14%	68,188.72	8,057.19	–	15.32	15.55	–	0.90%	0.22%	12.43%	–	–
Small Cap Fund	87,995	–	7,080.48	622.52	–	11.41	11.58	–	0.90%	0.22%	3.82%	4.81%	–
Small Cap Value Securities Fund	548,633	0.68%	37,336.77	4,847.77	–	12.98	13.18	–	0.90%	0.22%	7.83%	8.73%	–

(f) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005			At December 31, 2005				2005		December 31, 2005
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

JP Morgan Series Trust II
International Equity Portfolio	2,789,753	0.80%	196,854.63	21,013.44	12,621.61	12.02	11.98	13.56	0.90%	0.22%	28.72%	30.98%	30.14%
Small Company Portfolio	1,799,011	–	89,983.76	24,620.67	3,354.63	15.50	13.81	19.13	0.90%	0.22%	29.17%	31.53%	30.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	105,144	3.47%	–	–	71,687.88	–	–	1.47	0.90%	0.22%	–	–	4.02%
Emerging Markets Equity Portfolio	105,434	0.38%	–	–	61,080.94	–	–	1.73	0.90%	0.22%	–	–	33.81%
High Yield Portfolio	80,953	7.55%	–	–	73,082.64	–	–	1.11	0.90%	0.22%	–	–	0.70%
US Real Estate Portfolio	262,823	1.16%	–	–	94,981.87	–	–	2.77	0.90%	0.22%	–	–	16.75%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	1,634,588	–	140,636.74	5,274.71	–	11.20	11.37	–	0.90%	0.22%	1.97%	2.85%	–
Limited Maturity Portfolio	2,016,030	3.00%	195,123.95	5,268.51	–	10.06	10.21	–	0.90%	0.22%	0.56%	1.47%	–
Mid Cap Growth Portfolio	57,580	–	4,185.22	232.28	–	13.02	13.22	–	0.90%	0.22%	12.76%	–	–
Partners Portfolio	3,050,824	0.92%	148,605.68	42,069.13	11,178.49	14.50	14.11	27.04	0.90%	0.22%	16.95%	18.06%	17.67%
Scudder Variable Series II
Dreman High Return Equity Portfolio	261,608	0.51%	21,752.47	32.12	–	12.01	12.19	–	0.90%	0.22%	6.55%	–	–
Dreman Small Cap Value Portfolio	946,411	0.37%	68,791.19	3,840.40	–	13.02	13.22	–	0.90%	0.22%	8.77%	9.77%	–
Scudder VIT Funds
EAFE Equity Index Fund	–	4.10%	–	–	–	–	–	–	0.90%	0.22%	–	–	–
Equity 500 Index Fund	1,503,234	1.32%	–	–	109,140.40	–	–	13.77	0.90%	0.22%	–	–	4.34%
Small Cap Index Fund	253,258	0.61%	–	–	15,286.73	–	–	16.57	0.90%	0.22%	–	–	3.93%
Sentinel Variable Products Trust
Balanced Fund	4,730,589	2.29%	214,292.89	65,595.74	4,392.58	17.54	13.40	20.92	0.90%	0.22%	4.68%	5.68%	5.29%
Bond Fund	5,449,949	4.46%	302,015.86	41,671.01	4,945.99	15.75	14.84	14.99	0.90%	0.22%	0.98%	1.89%	1.56%
Common Stock Fund	29,115,553	1.17%	1,383,478.15	70,832.70	19,476.76	20.17	13.59	13.10	0.90%	0.22%	6.69%	7.68%	7.29%
Growth Index Fund	1,201,338	0.92%	133,454.67	3,520.11	127,126.91	8.00	8.37	0.82	0.90%	0.22%	2.13%	2.95%	2.66%
Mid Cap Growth Fund	11,020,464	–	462,998.94	66,907.14	49,889.47	20.28	13.84	14.14	0.90%	0.22%	2.83%	3.77%	3.44%
Money Market Fund	17,795,631	2.75%	750,957.47	118,927.50	5,504,282.89	12.94	12.66	1.19	0.90%	0.22%	1.93%	2.87%	2.52%
Small Company Fund	17,754,345	0.09%	420,901.77	64,104.49	84,426.42	34.79	24.49	18.25	0.90%	0.22%	7.25%	8.23%	7.87%

F-124

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2005	31, 2005			At December 31, 2005				2005		December 31, 2005
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio		3,199,506	0.14%	269,838.87	12,340.24	–	11.33	11.50	–	0.90%	0.22%	13.31%	15.02%	–
Equity Income Portfolio		377,672	1.38%	29,966.89	2,664.16	–	11.56	11.73	–	0.90%	0.22%	15.60%	17.34%	–
Health Sciences Portfolio		727,010	–	57,255.74	5,033.21	–	11.66	11.83	–	0.90%	0.22%	16.57%	18.33%	–
Variable Insurance Product Funds
Contrafund Portfolio		13,500,821	0.27%	511,505.00	74,547.95	–	23.75	18.18	–	0.90%	0.22%	32.66%	35.03%	–
Equity Income Portfolio		13,836,635	1.62%	308,650.99	22,254.18	–	43.92	12.66	–	0.90%	0.22%	15.97%	18.02%	–
Growth Portfolio		17,512,332	0.49%	391,167.50	131,482.11	–	40.63	12.33	–	0.90%	0.22%	7.42%	9.36%	–
High Income Portfolio		5,842,145	14.87%	188,606.84	57,321.68	–	27.97	9.89	–	0.90%	0.22%	10.55%	12.56%	–
Index 500 Portfolio		47,558,614	1.75%	1,275,070.55	622,351.15	–	31.29	12.31	–	0.90%	0.22%	13.91%	15.92%	–
Investment Grade Bond Portfolio		6,771,097	3.38%	406,594.47	61,846.15	360,921.86	13.09	13.70	1.66	0.90%	0.22%	4.81%	6.71%	6.04%
Mid Cap Portfolio		1,731,568	–	114,317.96	5,614.66	–	14.43	14.64	–	0.90%	0.22%	44.28%	46.45%	–
Overseas Portfolio		13,269,426	0.62%	421,466.58	76,305.21	317,960.47	27.46	12.22	2.40	0.90%	0.22%	32.86%	35.32%	34.68%
Wells Fargo Variable Trust Funds
Discovery	(g)	7,498,810	–	474,171.08	49,407.92	32,164.89	13.03	14.25	19.19	0.90%	0.22%	8.66%	9.59%	9.24%
Opportunity	(g)	4,216,288	–	183,192.87	30,870.56	13,715.02	17.33	17.03	37.60	0.90%	0.22%	6.91%	7.86%	7.53%

(g) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-125

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)
NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	(h)	1,396,954	–	149,887.44	18,922.71	87,643.84	7.56	7.84	1.32	0.90%	0.22%	12.33%	13.33%	12.53%
Health Sciences Fund	(h)	2,345,655	–	226,740.87	20,241.52	26,737.50	9.27	9.61	1.87	0.90%	0.22%	6.63%	7.52%	6.96%
Technology Fund	(h)	1,469,958	–	324,400.29	8,129.74	43,954.80	4.25	4.41	1.23	0.90%	0.22%	3.77%	4.59%	3.88%
Alger American Fund
Growth Portfolio		14,460,397	–	742,966.83	18,205.78	21,562.81	17.80	8.48	50.13	0.90%	0.22%	4.52%	5.49%	5.16%
Leveraged All Cap Portfolio		1,199,111	–	136,782.52	6,433.93	24,484.75	7.83	8.12	3.10	0.90%	0.22%	7.25%	8.14%	7.69%
Small Capitalization Portfolio		9,065,543	–	800,628.63	15,306.39	6,038.53	10.85	9.49	38.85	0.90%	0.22%	15.53%	16.52%	16.19%
American Century Variable
Portfolios
Income & Growth Portfolio		5,163,572	1.38%	283,639.63	40,755.48	170,429.76	11.86	12.44	7.58	0.90%	0.22%	12.04%	13.01%	12.57%
Inflation Protection Portfolio	(i)	668,672	2.44%	58,401.70	22.34	46,695.74	10.56	10.63	1.11	0.90%	0.22%	5.61%	6.25%	5.31%
International Portfolio	(i)	1,003,894	–	85,955.45	2,656.84	–	11.33	11.40	–	0.90%	0.22%	13.27%	13.95%	–
Ultra Portfolio	(i)	18,680	–	1,208.81	519.38	–	10.79	10.85	–	0.90%	0.22%	7.90%	8.55%	–
Value Portfolio		9,052,146	0.93%	412,152.56	54,178.72	111,380.07	16.82	16.00	11.24	0.90%	0.22%	13.28%	14.31%	13.98%
Vista Portfolio	(i)	1,057,019	–	94,855.05	2,659.72	–	10.84	10.90	–	0.90%	0.22%	8.38%	9.03%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio	(i)	672,509	2.44%	63,684.83	1,293.07	–	10.35	10.41	–	0.90%	0.22%	3.49%	4.11%	–
Developing Leaders Portfolio	(i)	5,150	0.29%	471.27	–	–	10.93	–	–	0.90%	0.22%	9.27%	–	–
Quality Bond Portfolio	(i)	7,997	1.78%	765.22	–	–	10.45	–	–	0.90%	0.22%	4.50%	–	–
Socially Responsible Growth Fund		296,786	0.41%	34,543.04	1,580.56	15,700.20	7.11	7.37	2.53	0.90%	0.22%	5.28%	6.22%	5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	(i)	1,100,190	0.13%	89,188.78	5,835.13	–	11.57	11.64	–	0.90%	0.22%	15.74%	16.44%	–
Mutual Shares Securities Fund	(i)	50,451	–	3,036.84	1,538.90	–	11.00	11.07	–	0.90%	0.22%	10.04%	10.70%	–
Real Estate Fund	(i)	364,502	0.05%	26,751.43	–	–	13.63	-	–	0.90%	0.22%	36.26%	–	–
Small Cap Fund	(i)	14,500	–	706.23	609.90	–	10.99	11.05	–	0.90%	0.22%	9.86%	10.52%	–
Small Cap Value Securities Fund	(i)	178,332	0.05%	12,222.47	2,569.06	–	12.04	12.12	–	0.90%	0.22%	20.44%	21.16%	–

(h)	On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(i)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

F-126

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)
NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
	At December 31,		December							December 31,		For the Year Ended
		2004	31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

JP Morgan Series Trust II
International Equity Portfolio		2,304,943	0.55%	181,694.81	21,361.13	6,711.32	10.96	10.83	12.29	0.90%	0.22%	17.33%	18.33%	17.94%
Small Company Portfolio		1,924,996	–	95,738.75	30,801.30	3,545.02	15.12	13.35	18.56	0.90%	0.22%	26.03%	27.18%	26.77%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		106,021	3.77%	–	–	75,091.85	–	–	1.41	0.90%	0.22%	–	–	3.82%
Emerging Markets Equity Portfolio		78,248	0.64%	–	–	60,484.25	–	–	1.29	0.90%	0.22%	–	–	23.21%
High Yield Portfolio		77,397	4.99%	–	–	70,385.40	–	–	1.10	0.90%	0.22%	–	–	8.87%
US Real Estate Portfolio		210,338	1.55%	–	–	88,692.70	–	–	2.37	0.90%	0.22%	–	–	36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	(i)	766,387	–	65,609.25	4,170.97	–	10.98	11.05	–	0.90%	0.22%	9.79%	10.45%	–
Limited Maturity Portfolio	(i)	976,496	4.23%	94,061.07	3,544.38	–	10.00	10.06	–	0.90%	0.22%	0.02%	0.63%	–
Mid Cap Growth Portfolio	(i)	9,645	–	834.80	–	–	11.55	-	–	0.90%	0.22%	15.54%	–	–
Partners Portfolio		1,947,758	0.01%	116,225.23	38,299.23	2,150.33	12.40	11.95	22.98	0.90%	0.22%	17.94%	18.92%	18.58%
Scudder Variable Series II
Dreman High Return Equity Portfolio	(i)	47,658	–	4,228.88	–	–	11.27	–	–	0.90%	0.22%	12.70%	–	–
Dreman Small Cap Value Portfolio	(i)	707,841	–	57,126.80	2,013.79	–	11.97	12.04	–	0.90%	0.22%	19.66%	20.38%	–
Scudder VIT Funds
EAFE Equity Index Fund		302,751	2.20%	–	–	27,672.56	–	–	10.94	0.90%	0.22%	–	–	18.66%
Equity 500 Index Fund		1,126,939	1.04%	–	–	85,372.94	–	–	13.20	0.90%	0.22%	–	–	10.28%
Small Cap Index Fund		206,063	0.38%	–	–	12,926.68	–	–	15.94	0.90%	0.22%	–	–	17.39%
Sentinel Variable Products Trust
Balanced Fund		4,321,892	2.19%	207,705.38	59,631.71	4,286.84	16.76	12.68	19.87	0.90%	0.22%	6.46%	7.40%	7.09%
Bond Fund		5,100,289	4.62%	285,907.34	39,416.35	4,554.53	15.60	14.56	14.76	0.90%	0.22%	3.70%	4.66%	4.29%
Common Stock Fund		25,268,356	1.03%	1,281,861.62	67,037.38	15,848.59	18.90	12.62	12.21	0.90%	0.22%	8.69%	9.68%	9.30%
Growth Index Fund		1,306,921	1.41%	138,475.98	3,573.38	240,587.83	7.83	8.13	0.80	0.90%	0.22%	4.41%	5.35%	5.01%
Mid Cap Growth Fund		11,332,447	-	498,627.82	69,175.00	42,280.74	19.72	13.34	13.67	0.90%	0.22%	11.34%	12.29%	11.96%
Money Market Fund		17,602,414	0.95%	815,377.38	147,880.28	4,661,570.91	12.70	12.31	1.16	0.90%	0.22%	0.08%	0.93%	0.35%
Small Company Fund		16,496,249	0.09%	419,192.65	65,304.33	83,879.83	32.44	22.63	16.92	0.90%	0.22%	14.87%	15.89%	15.51%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		7,561,771	–	530,164.34	51,305.09	30,530.93	11.99	13.00	17.57	0.90%	0.22%	18.05%	19.14%	18.78%
Opportunity Fund II		3,979,718	–	184,194.54	29,614.02	15,065.90	16.21	15.79	34.97	0.90%	0.22%	17.19%	18.25%	17.85%

(i) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

F-127

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
	At December 31,		December							December 31,		For the Year Ended
	2004		31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	(i)	1,054,992	0.76%	91,320.77	6,124.23	–	10.82	10.89	–	0.90%	0.22%	8.22%	8.88%	–
Equity Income Portfolio	(i)	134,477	0.73%	9,933.81	2,009.78	–	11.25	11.32	–	0.90%	0.22%	12.48%	13.16%	–
Health Sciences Portfolio	(i)	222,420	–	20,483.83	906.55	–	10.40	10.46	–	0.90%	0.22%	3.95%	4.58%	–
Variable Insurance Product Funds
Contrafund Portfolio		10,938,158	0.32%	484,390.70	65,707.73	–	20.49	15.43	–	0.90%	0.22%	14.46%	14.63%	–
Equity Income Portfolio		13,956,006	1.52%	328,494.08	17,282.36	–	41.86	11.96	–	0.90%	0.22%	10.52%	11.48%	–
Growth Portfolio		17,379,797	0.25%	408,020.27	134,876.87	–	38.74	11.65	–	0.90%	0.22%	2.44%	3.37%	–
High Income Portfolio		5,813,198	7.64%	190,561.43	59,905.24	–	27.48	9.63	–	0.90%	0.22%	8.61%	9.60%	–
Index 500 Portfolio		46,107,930	1.27%	1,290,304.77	617,023.77	–	30.12	11.74	–	0.90%	0.22%	9.64%	10.58%	–
Investment Grade Bond Portfolio		5,964,534	4.18%	369,439.41	55,508.18	272,354.52	12.93	13.41	1.63	0.90%	0.22%	3.49%	4.42%	4.10%
Mid Cap Portfolio	(i)	624,489	–	50,320.39	428.67	–	12.30	12.38	–	0.90%	0.22%	23.05%	23.79%	–
Overseas Portfolio		11,285,322	1.12%	438,568.50	67,802.24	188,650.48	23.28	10.26	2.02	0.90%	0.22%	12.61%	13.67%	13.49%

(i) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-128

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2003	31, 2003		At December 31, 2003					2003		December 31, 2003
					Units		Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT EP BP			VT	BP	VT	EP	BP

Alger American Fund
Growth Portfolio		13,792,399	–	752,208.51	14,079.06	18,309.28	17.03	8.04 47.67		0.90%	0.22%	33.95%	35.12%	34.74%
Leveraged All Cap Portfolio		999,850	–	122,678.17	5,470.94	21,894.99	7.30	7.51	2.88	0.90%	0.22%	33.49%	34.77%	34.39%
Small Capitalization Portfolio		8,166,874	–	835,545.56	15,663.66	5,779.70	9.39	8.14 33.44		0.90%	0.22%	41.00%	42.25%	41.86%
American Century Variable Portfolios
Income & Growth Portfolio		4,481,437	1.20%	283,431.38	44,439.24	147,157.64	10.59 11.01		6.73	0.90%	0.22%	28.24%	29.40%	28.86%
Inflation Protection Portfolio		39,844	1.78%	–	–	38,011.82	-	-	1.05	0.90%	0.22%	–	–	4.82%
Value Portfolio		7,035,523	0.96%	356,443.89	53,173.65	101,249.26	14.85 14.00		9.86	0.90%	0.22%	27.79%	29.01%	28.57%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund		240,565	0.13%	29,648.70	1,003.78	14,012.61	6.75	6.94	2.39	0.90%	0.22%	24.80%	25.97%	25.55%
Gartmore Variable Insurance Trust
Government Bond	(j)	–	6.62%	–	–	–	–	–	–	0.90%	0.22%	-16.74%	-9.13%	-10.96%
JP Morgan Balanced	(j)	–	3.47%	–	–	–	–	–	–	0.90%	0.22%	-32.97%	-9.85%	-42.82%
INVESCO Variable Investment Funds
Dynamics Fund		1,190,251	–	143,199.27	18,541.24	84,220.91	6.73	6.92	1.17	0.90%	0.22%	36.52%	37.84%	37.11%
Health Sciences Fund		1,855,422	–	192,939.04	15,541.10	22,646.01	8.69	8.94	1.75	0.90%	0.22%	26.70%	27.84%	27.42%
Technology Fund		1,242,562	–	284,718.39	7,823.45	35,216.10	4.10	4.22	1.18	0.90%	0.22%	43.96%	45.46%	45.10%
JP Morgan Series Trust ll
International Equity Portfolio		1,811,925	0.78%	166,814.11	20,769.09	6,109.11	9.34	9.15 10.42		0.90%	0.22%	31.20%	32.37%	32.01%
Small Company Portfolio		1,572,255	–	100,034.67	30,896.84	3,240.56	12.00 10.50 14.64			0.90%	0.22%	34.83%	36.02%	35.56%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		125,085	0.06%	–	–	92,167.81	–	–	1.36	0.90%	0.22%	–	–	4.40%
Emerging Markets Equity Portfolio		61,753	–	–	–	58,579.08	–	–	1.05	0.90%	0.22%	–	–	48.48%
High Yield Portfolio		45,155	–	–	–	44,815.61	–	–	1.01	0.90%	0.22%	–	–	25.95%
US Real Estate Portfolio		148,870	–	–	–	85,565.66	–	–	1.74	0.90%	0.22%	–	–	36.99%
Neuberger Berman Advisors
Management Trust
Partners Portfolio		1,433,632	–	98,768.57	35,354.81	2,075.23	10.51 10.05 19.38			0.90%	0.22%	33.91%	35.01%	34.66%

(j)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

F-129

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year							For the Year
			Ended							Ended
	At December 31,		December							December 31,		For the Year Ended
		2003	31, 2003		At December 31, 2003					2003		December 31, 2003
					Units		Units Value			Expense Ratio**		Total Return***
VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT EP BP			VT	BP	VT	EP	BP

Scudder VIT Fund
EAFE Equity Index Fund		240,260	4.84%	–	–	26,063.89	–	–	9.22	0.90%	0.22%	–	–	33.02%
Equity 500 Index Fund		1,002,614	1.26%	–	–	83,730.91	–	–	11.97	0.90%	0.22%	–	–	27.79%
Small Cap Index Fund		173,759	0.92%	–	–	12,794.72	–	–	13.58	0.90%	0.22%	–	–	46.03%
Sentinel Variable Product Trust
Balanced Fund	(j)	3,571,846	0.82%	181,324.96	54,492.93	4,049.30	15.74 11.81 18.55			0.90%	0.22%	57.37%	18.05%	85.49%
Bond Fund	(j)	4,615,218	1.76%	270,147.22	34,536.70	5,089.64	15.04 13.91 14.15			0.90%	0.22%	50.39%	39.12%	41.47%
Common Stock Fund		21,200,076	0.91%	1,174,369.90	55,599.87	12,054.00	17.39 11.51 11.17			0.90%	0.22%	30.28%	31.43%	30.94%
Growth Index Fund		892,253	1.05%	95,630.18	2,242.84	205,984.59	7.50	7.71	0.76	0.90%	0.22%	22.81%	24.02%	23.20%
Mid Cap Growth Fund		9,205,904	–	456,641.96	59,329.46	33,894.44	17.71 11.88 12.21			0.90%	0.22%	40.56%	41.88%	41.47%
Money Market Fund		17,528,355	0.72%	891,526.26	128,209.70	4,018,721.37	12.69 12.20		1.16	0.90%	0.22%	-0.14%	0.71%	0.59%
Small Company Fund		12,095,962	0.12%	350,841.90	53,429.49	78,191.12	28.24 19.53 14.65			0.90%	0.22%	38.22%	39.48%	38.95%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		6,389,767	–	533,877.86	48,242.24	29,836.57	10.16 10.91 14.79			0.90%	0.22%	32.93%	34.18%	33.73%
Opportunity Fund II		3,344,246	0.08%	178,437.76	30,837.55	15,637.85	13.83 13.35 29.67			0.90%	0.22%	35.76%	36.96%	36.55%
Variable Insurance Products Funds
Contrafund Portfolio		9,185,057	0.43%	466,650.95	61,727.17	–	17.90 13.46		–	0.90%	0.22%	27.33%	28.43%	–
Equity Income Portfolio		13,190,739	1.73%	342,629.43	20,168.87	–	37.87 10.73		–	0.90%	0.22%	29.15%	30.32%	–
Growth Portfolio		16,649,704	0.25%	400,693.39	132,829.96	–	37.82 11.27		–	0.90%	0.22%	31.67%	32.89%	–
High Income Portfolio		4,889,732	6.35%	173,173.73	57,873.59	–	25.30	8.79	–	0.90%	0.22%	26.11%	27.21%	–
Index 500 Portfolio		41,650,704	1.35%	1,260,225.62	661,923.49	–	27.47 10.62		–	0.90%	0.22%	27.25%	28.38%	–
Investment Grade Bond Portfolio		5,756,876	3.46%	371,043.58	54,492.84	269,645.24	12.49 12.84		1.57	0.90%	0.22%	4.22%	5.21%	4.64%
Overseas Portfolio		10,257,497	0.76%	453,841.84	66,528.69	155,032.48	20.67	9.03	1.78	0.90%	0.22%	42.05%	43.38%	42.68%

(j)	On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by t average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redempti of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-130

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an
Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003	Removed Portfolio	Surviving Portfolio
	GVIT Government Bond Fund	SVPT Bond Fund
Shares	310,145.33	370,313.53
NAV	$ 11.94	$ 10.00
Net assets before	$ 3,703,135
Net assets after		$ 3,703,135
	GVIT JP Morgan Balanced Fund	SVPT Balanced Fund
Shares	282,346.64	242,818.11
NAV	$ 8.60	$ 10.00
Net assets before	$ 2,428,181
Net assets after		$ 2,428,181

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The
IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the
Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

F-131

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

PENDING ACCOUNTING STANDARDS

SFAS No. 157 – Fair Value Measurements. In September 2006, the FASB issued SFAS No. 157, “Fair Value
Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the most advantageous market for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity’s own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition,
SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after
November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company expects to adopt SFAS 157 effective
January 1, 2008, and is currently evaluating the effects of SFAS 157 on its consolidated financial condition and results of operations.

F-132

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of
National Variable Life Insurance Account ("Registrant") (1)
(b)	Not applicable
(c)	(1)	Form of Distribution Agreement between National Life Insurance Company and Equity
Services, Inc (9)
	(2)	Form of Selling Agreement (9)
(d)	Contracts:
	(1)	Specimen Sentinel Estate Provider Policy Form (3)
	(2)	Rider for Guaranteed Death Benefit (3)
	(3)	Rider for Additional Protection Benefit (3)
	(4)	Rider for Policy Split Option (3)
	(5)	Rider for Estate Preservation (3)
	(6)	Rider for Annually Renewable Term (3)
	(7)	Rider for Continuing Coverage (3)
	(8)	Rider for Enhanced Death Benefit (3)
	(9)	Rider for Automatic Increase (3)
	(10)	Endorsement to the Payment Options (9)
	(11)	Overloan Protection Rider (11)
	(12)	No Lapse Guarantee Rider
(e)	Application (9)
(1) 9212 Life Insurance Application (11)
(f)	Corporate documents:
	(1)	National Life Insurance Company's Charter documents (9)
	(2)	National Life Insurance Company's By-laws
(g)	Reinsurance agreements
	(1)	Automatic Modified-Coinsurance (Mod-Co) Reinsurance and Service Agreement, between
National Life Insurance Company and xxx, effective as of September 1, 1998. (7)
	(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and
xxx, effective January 1, 2002 (6)
	(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life
Insurance Company and xxx, effective December 31, 1998 (6)
	(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life
Insurance Company and xxx, effective January 1, 2002 (6)
	(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company
and xxx, effective May 1, 1999 (6)
	(6)	Reinsurance Agreement - National Life Insurance Company and xxx, effective April 1, 1993 (6)
	(7)	Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (6)
	(8)	Automatic YRT Reinsurance Agreement – National Life Insurance Company and xxx, effective
October 1,2005 (10)
	(9)	Automatic/Facultative YRT Reinsurance Agreement – National Life Insurance Company and xxx,
effective November 1,2005 (10)
(10) Form of Mod Co Reinsurance Agreement between National Life and xxx effective September 1,
2002 (11)
(11) Form of Faculative Reinsurance Agreement between National Life and xxx effective July 22, 2002
(11)
(12) Form of Amendment dated April 21, 2006 to the Reinsurance Agreement dated October 1, 2005
(11)
(h)	Participation Agreements:
	(1)	Form of Shareholder Service Agreement - between National Life Insurance Company and American Century
Investment Management, Inc. (3)
(a) Form of Amendment to Shareholder Services Agreement (7)
	(2)	Form of Participation Agreement - National Life Insurance Company and Neuberger & Berman Advisers
Managers Trust (3)
(a) Form of Amendment to Participation Agreement (7)
	(3)	Form of Participation Agreement - National Life Insurance Company and J.P. Morgan Series
Trust II (3)
(a) Amendment to the Participation Agreement effective April 16, 2007 (11)

C-1

(4) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible
Growth Fund, Inc. (4)
(a) Form of Amendment to Participation Agreement (7)
(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (11)
(5) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)
(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company
dated November 18, 1998 (13)
(6) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and
Equity Services, Inc. (5)
(7) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and National Life Insurance Company (7)
(a) Amendment to Participation Agreement dated May 18, 2007 (13)
(8) Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance
Products Trust and Franklin Templeton Distributors, Inc. (7)
(a) Amendment to Participation Agreement dated June 1, 2007
(9) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder
Distributors, Inc. and Deutsche Investment Management Americas, Inc. (7)
(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (11)
(10) Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment
Services, Inc. and National Life Insurance Company (7)
(11) Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life
Insurance Company and Equity Services, Inc. (8)
(12) Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and
National Life Insurance Company (9)
(i)	(1) Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April
30, 2004 (13)
(2) Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through
June 1, 1997 (13)
(3) Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and
American Century Investment Management (13)
(4) Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and Deutsche Asset
Management, Inc. (12) & (13)
(5) Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance Co. and
Dreyfus Corporation (13)
(6) Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations
Company, Inc. dated April 1, 2000 (13)
(7) Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30,
2004 (13)
(8) Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co.
dated May 1, 2004 (13)
(9)Administration Services Agreement as supplemented through May 1, 2004 among National Life Insurance Co.
and T. Rowe Price Investment Services, Inc. (13)
(10) Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger
Berman Management Inc. (13)
(11) Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated
October 12, 2007
(j)	Other Material Contracts:
(1) Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16,
2007 (11)
(2) Rule 22c-2 Agreement among AIM Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007 (11)
(3) Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance
Company entered into October 16, 2006 (11)
(4) Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective
October 16, 2007 (11)
(5) Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life
Insurance Company entered into April 16, 2007 (11)
(6) Rule 22c-2 Agreement among Morgan Stanley Distribution Inc., and National Life Insurance Company entered into March 16, 2007 (11)
(7) Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company
entered into October 1, 2006 (11)

C-2

(8) Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into
April 16, 2007 (11)
(9) Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006 (11)
(k) Opinion and Consent of Counsel
(l) Actuarial Opinion and Consent
(m) Calculation
(n) (1) Consent of PricewaterhouseCoopers LLP, Auditors
(2) Consent of Sutherland Asbill & Brennan LLP
(o) Not applicable
(p) Not applicable
(q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (11)
(r) Powers of Attorney
(1) Power of Attorney for Deborah G. Ellinger (13)
(2) Power of Attorney for Harris H. Simmons (13)
(3) Power of Attorney for V. Louise McCarren (13)
(4) Power of Attorney for David R. Coates (13)
(5) Power of Attorney for Roger B. Porter (13)
(6) Power of Attorney for Thomas H. MacLeay (9)
(7) Power of Attorney for Bruce M. Lisman (9)
(8) Power of Attorney for E. Miles Prentice, III (9)

(1)	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement for National
Variable Life Insurance Account (Sentinel Benefit Provider File No. 333-67003) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement for National Variable Life
Insurance Account (VariTrak File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable
Life Insurance Account (Sentinel Estate Provider File No. File No. 333-44723), filed April 16, 1998.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable
Life Insurance Account (Sentinel Estate Provider File No 333-44723) filed May 1, 2001.
(5)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (VariTrak- File No. 33-91938) filed February 28, 2003.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for
National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (Sentinel Estate Provider File No 333-44723) filed May 1, 2006.
(11) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (Sentinel Estate Provider File No 333-44723) filed May 1, 2007.
(12)	Incorporated herein by reference to the Post- Effective Amendment No. 11 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (Sentinel Benefit Provider File No. 333-67003) filed May 1, 2007.
(13)	Incorporated herein by reference to Post-Effective Amendment No. No 14 to the Form N-6 Registration Statement for National
Variable Life Insurance Account (Sentinel Estate Provider File No 333-44723) filed June 27, 2007.

Item 27. Directors and Officers of the Depositor
Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chair (Director), President & CEO
David Coates	Director
47 Coates Island
Colchester, VT 05446
Deborah G. Ellinger	Director
Wellness/Old Mother Hubbard

C-3

200 Ames Pond Drive
Tewksbury, MA 01876-1274

Bruce Lisman	Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 10179

V. Louise McCarren	Director
5736 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Center for Business & Government
Kennedy School of Government
Harvard University
79 John F. Kennedy St.
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street
Salt Lake City, Utah 84111

Mehran Assadi	Executive Vice President
Michele S. Gatto	Executive Vice President - Corporate Services & General Counsel
Edward J. Parry, III	Chief Financial Officer
Christian W. Thwaites	Executive Vice President
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
William E. Decker	Senior Vice President – Human Resources
Gregory H. Doremus	Senior Vice President - New Business & Customer Services
Wade H. Mayo	Senior Vice President
Ruth B. Smith	Senior Vice President – Registered Product & Life Event Distribution
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Shawn W. Bryan	Vice President – Corporate Services Operations
Robert S. Burke	Assistant General Counsel
Robert E. Cotton	Vice President & Treasurer
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President – Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Daniel George	Vice President and Corporate Controller
Christopher L Graff	Vice President - Communications
Richard A. Horchler	Vice President – Career System
Joyce B. LaRosa	Vice President – Finance, Independent Distribution
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President – Product Development
Donald Messier	Vice President - Finance & Strategy, NL Financial Alliance
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Alfred J. Warburton	Vice President - Corporate Tax
Peter M. Weinbaum	Marketing Development Vice President
Gregory D. Woodworth	Vice President and Deputy General Counsel
Robert J. Riggen	Chief Medical Officer
Carolyn P. Kittredge	Assistant Tax Officer

C-4

Barbara B. Fitch	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company
(“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation.
All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of LSW National Holdings, Inc., a Vermont corporation; LSW National Holdings Inc. owns 100% of
Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory
Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont
corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a
Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a
Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of
Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The
Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Depositor purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.
This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Depositor.

C-5

Item 30. Principal Underwriter

(a)	Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b)	The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI	Positions and Offices with Depositor
Lance Reihl	President & Chief Executive Officer	None
Stephen A. Englese	Senior Vice President	None
Gregory D. Teese	Vice President - Compliance & Chief	None
Compliance Officer
Isabelle Keiser	Vice President	None
James Canavan	Assistant Vice President	None
Donald Messier	Vice President-Finance	Vice President - Finance & Strategy,
NL Financial Alliance
Robert E. Cotton	Treasurer	Vice President & Treasurer
Ian A. McKenny	Counsel, Broker-Dealer Services	Counsel
James K. McQueston	Secretary	Assistant General Counsel &
Secretary
Rhonda J. Miller	Assistant Secretary	Manager of Legal Administrative
Services & Assistant Secretary
Kelly Fournier	Assistant Secretary	Executive Assistant & Assistant
Secretary
Thomas H. MacLeay	Director	Chair (Director), President & Chief
Executive Officer
Janet S. Astore	Tax Officer	Tax Officer
Jeffrey M. Kemp	Tax Officer	Tax Officer
Alfred J. Warburton	Tax Officer	Vice President - Corporate Tax

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of	Net Underwriting	Compensation on	Brokerage	Other Compensation
Principal	Discounts and	Redemption	Commissions
Underwriter	Commissions
Equity Services, Inc.	$4,479,404	-0-	$4,479,404	-0-

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National
Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 15 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2008.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (Registrant) By: NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ James K. McQueston James K. McQueston Secretary	By: /s/ Thomas H. MacLeay Thomas H. MacLeay Chair, President and Chief Executive Officer NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest: /s/ James K. McQueston James K. McQueston Secretary	By: /s/ Thomas H. MacLeay Thomas H. MacLeay Chair, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement
has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Thomas H. MacLeay	Chair(Director), President, Chief	May 1, 2008
Thomas H. MacLeay	Executive Officer
(Principle Executive Officer)
/s/Ed Parry	Senior Vice President- Finance	May 1, 2008
Ed Parry	(Principle Financial &
Accounting Officer)
Bruce Lisman*	Director	May 1, 2008
E. Miles Prentice, III*	Director	May 1, 2008
David R. Coates**	Director	May 1, 2008
V. Louise McCarren**	Director	May 1, 2008
Harris H. Simmons**	Director	May 1, 2008
Deborah Ellinger**	Director	May 1, 2008
Roger B. Porter**	Director	May 1, 2008

*Thomas H. MacLeay signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 18 to the Form N-
6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
** Thomas H. MacLeay signs this document pursuant to the power of attorney filed Post-Effective Amendment No. 14 to the Form N-6
Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider- File No. 333-44723) filed June 25, 2007.

/s/ Thomas H. MacLeay Thomas H. MacLeay

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Exhibit Index

(f)	(2)	National Life Insurance Company's By-laws
(h)	(8)	(a) Amendment to Participation Agreement dated June 1, 2007
(i)	(11)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007
(k)		Opinion and Consent of Counsel
(l)		Actuarial Opinion and Consent
(m)		Calculation
(n)	(1)	Consent of PricewaterhouseCoopers LLP, Auditors
	(2)	Consent of Sutherland Asbill & Brennan LLP

C-8